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                               Insured Series Plan

This booklet contains two prospectuses. The first prospectus is for our Level Premium Variable Life Insurance Policy, which we call our Insured Series Plan ("ISP"). The second prospectus is for the First Investors Life Series Fund, which serves as the underlying investment options for our variable life insurance policy.

THE DATE OF THIS PROSPECTUS IS APRIL 28, 2000.

                                    CONTENTS*

            LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES PROSPECTUS

   OVERVIEW.......................................................2
      The Policy..................................................2
      The Charges and Expenses....................................3
      Who We Are..................................................5
      Risk and Reward Considerations..............................6
   THE POLICY IN DETAIL...........................................6
      Your Premiums...............................................6
      Allocation of Your Net Premium to Investment Options........7
      The Death Benefit...........................................8
      Your Cash Value.............................................9
      Settlement Options..........................................12
      Optional Insurance Riders...................................13
      Other Provisions............................................14
   FEDERAL INCOME TAX INFORMATION.................................16
   OUR OFFICERS AND DIRECTORS.....................................19
   OTHER INFORMATION..............................................21
      Voting Rights...............................................21
      Reservation of Rights.......................................21
      Distribution of Policies....................................22
      Custodian...................................................22
      Reports.....................................................22
      State Regulation............................................22
      Experts.....................................................23
      Relevance of Financial Statements...........................23
   ILLUSTRATIONS OF DEATH BENEFITS,
      CASH VALUES AND ACCUMULATED PREMIUMS........................23
   REPORT OF CERTIFIED PUBLIC ACCOUNTANTS.........................28
   FINANCIAL STATEMENTS OF FIRST INVESTORS LIFE...................29
   REPORT OF CERTIFIED PUBLIC ACCOUNTANTS.........................40
   FINANCIAL STATEMENTS OF SEPARATE ACCOUNT B.....................41












-----------------------------
*A Table of Contents for the Life Series Fund prospectus can be found on page 1 of that prospectus.

THE INSURED SERIES PLAN

LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES
ISSUED BY
FIRST INVESTORS LIFE INSURANCE COMPANY
95 Wall Street, New York, New York 10005/(212) 858-8200


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE BUYING OR TAKING ACTION UNDER A POLICY. THIS PROSPECTUS IS VALID ONLY WHEN ATTACHED TO THE CURRENT PROSPECTUS FOR FIRST INVESTORS LIFE SERIES FUND.


THE  SECURITIES AND EXCHANGE  COMMISSION  (SEC) HAS NOT APPROVED OR DISAPPROVED
THESE  SECURITIES  OR  PASSED  UPON  THE  ADEQUACY  OF  THIS  PROSPECTUS.   ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The date of this Prospectus is April 28, 2000.

                                    OVERVIEW

THE POLICY


    This Prospectus describes a Level Premium Variable Life Insurance Policy (the "Policy") that is offered by First Investors Life Insurance Company (referred to hereafter as "First Investors Life," "we," "us" or "our") through our Separate Account B. The Policy provides you with life insurance coverage and the opportunity to invest your net premiums (i.e., premiums less certain fees and charges) in one or more investment options ("Subaccounts") of Separate Account B. For marketing purposes, we call the Policy our Insured Series Plan.

    You are required to pay premiums for only 12 years. After 12 years, you never have to make another premium payment. The Policy stays in force for the life of the insured unless you decide to surrender it. The premiums are level. You decide how much you want to pay each year. Once this amount is set, you pay the same amount each year. This amount can never be increased by us.

    The Policy is "variable." This means that the amount of the insurance coverage, the cash value and the loan value of your Policy may increase or decrease depending on the investment performance of the Subaccount(s) that you select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the Guaranteed Insurance Amount (adjusted for loans and partial surrenders), if you pay all your premiums.

    We offer ten Subaccounts, from which you may select up to five. Each Subaccount invests in shares of a corresponding "Fund" of First Investors Life Series Fund ("Life Series Fund"), as shown below.

  SEPARATE ACCOUNT                       CORRESPONDING
    B SUBACCOUNT                              FUND
  ----------------                           ------

  Blue Chip Subaccount                   Blue Chip Fund
  Cash Management Subaccount             Cash Management Fund
  Discovery Subaccount                   Discovery Fund
  Focused Equity Subaccount              Focused Equity Fund
  Government Subaccount                  Government Fund
  Growth Subaccount                      Growth Fund
  High Yield Subaccount                  High Yield Fund
  International Securities Subaccount    International Securities Fund
  Investment Grade Subaccount            Investment Grade Fund
  Utilities Income Subaccount            Utilities Income Fund


For information on the investment objectives, investment strategies, and investment risks of each Fund, see the Life Series Fund prospectus, which is attached at the end of this prospectus.

    You may also choose to add riders to your Policy to increase the death benefit and protect against the risk that you will not be able to make the premium payments due to your own death or disability. These optional riders are described in the section called "Optional Insurance Riders."

    To help you understand how the values of a hypothetical Policy would change over time, we have included some hypothetical illustrations based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your registered representative will also provide you with a similar hypothetical illustration that is more tailored to your own circumstances and wishes. You should keep in mind that replacing existing insurance with the Policy may not benefit you because of, among other things, the cost of the Policy during the first few years.

    If you are not satisfied with your Policy, you may be able to cancel and return it to us for a full refund of any premiums that you have paid. For more details, see the section entitled "Cancellation Rights" in this prospectus.

THE CHARGES AND EXPENSES

    We describe below the fees and charges that you may be required to pay to purchase and maintain the Policy. Immediately thereafter, we describe the fees and expenses of each of the underlying mutual funds that are available as investment options. We guarantee that once you have purchased your policy, we will not increase the amount of your premium payments, the charges that we deduct from your premiums, or the charges that we deduct from your Subaccount(s) for mortality and expense risks.


    Deductions from Premium Payments
    --------------------------------

    We deduct from your premiums for the Policy the fees and charges listed below. We allocate the balance of your premium payments to the Subaccount(s) that you have selected.

    Annual Administrative Charge. We impose a $30 charge on your premium payment each Policy year. The charge is for our annual administrative expenses, including expenses for (1) premium billing and collection, (2) recordkeeping,
(3) processing death benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners.

    Additional First Year Charge. We impose an additional charge in the first Policy year at the rate of $5 per $1,000 of initial face amount of insurance. The charge is for our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records.

    Sales Load. We impose a sales charge in issuing a Policy. The charge in any year does not specifically correspond to our sales expenses for that year. The charge will not exceed the following percentages of the annual premium:


          Years                    Maximum Percentages
          -----                    -------------------

            1...............................30%
           2-4..............................10%
       5 and later...........................6%


    Premiums For Optional Insurance Riders. We will deduct from your premiums any premiums for any optional insurance riders that you have chosen.

    State Premium Tax Charge. This charge is 2% of the premium. Premium taxes vary from state to state. Two percent (2%) is the average rate we expect to pay.

    Risk Charge. We impose a maximum risk charge of 1.5% of the premium. The charge insures that the death benefit will always at least equal the guaranteed minimum death benefit.

    Other Charges. We may also deduct two other charges from your premium: (1) an extra premium if you are rated as having a high mortality risk, and (2) an additional charge for premiums if you pay premiums on other than an annual basis.

    We begin to accrue and deduct all of the above charges on a Policy's issue date. For the fiscal year ended December 31, 1999, we received a total of $9,792,586 for these charges.


    Deductions from the Value of Your Policy
    ----------------------------------------

    Mortality And Expense Risks Charges. We deduct from the value of your Policy a daily charge for the mortality and expense risks that we assume. We compute the charge at an effective annual rate of .50% of the value of Subaccount assets attributable to your Policy.

    The mortality risk that we assume is that the person named as the insured under the Policy will live for a shorter time than we have estimated. In that case, we will not receive enough premium to compensate us for the death benefit we must pay. The expense risk we assume is that the expenses we incur in issuing and administering the Policies will be greater than we have estimated.

    Cost Of Insurance Protection. We deduct a charge for the cost of insurance protection. This amount is determined by the insurance rates applicable to your Policy based upon your age, sex, and other factors as well as the net amount of insurance that is at risk (see "Deduction of Cost of Insurance Protection from Cash Value").

    Charges For Income Taxes. We do not currently charge for our corporate Federal income taxes that may be attributable to Separate Account B. However, we may impose such a charge in the future. We may also impose charges for other applicable taxes attributable to Separate Account B (see "FEDERAL INCOME TAX INFORMATION").


    Expenses Paid by the Funds
    --------------------------

    The Funds of Life Series Fund (singularly, "Fund," and collectively, "Funds") bear the cost of investment advisory and subadvisory fees, brokerage commissions, transfer taxes and other fees related to securities transactions. While you will not be required to pay any such expenses directly, they are indirectly passed on to you. They are reflected in the net asset value of each Fund's shares.


The following table shows the fees and expenses for each Fund that is available to you:

FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)



                                                                TOTAL FUND    FEE WAIVERS
                                    MANAGEMENT      OTHER        OPERATING    AND/OR EXPENSE     NET
                                      FEES(1)    EXPENSES(2)    EXPENSES(3)   ASSUMPTION(1),(2)  EXPENSES(3)
                                      -------    -----------    -----------   -----------------  -----------
Blue Chip Fund                          0.75%          0.06%          0.81%          N/A            N/A
Cash Management Fund                    0.75%          0.16%          0.91%          0.21%         0.70%
Discovery Fund                          0.75%          0.08%          0.83%          N/A            N/A
Focused Equity Fund                     0.75%          0.08%          0.83%          N/A            N/A
Government Fund                         0.75%          0.16%          0.91%          0.15%         0.76%
Growth Fund                             0.75%          0.06%          0.81%          N/A            N/A
High Yield Fund                         0.75%          0.07%          0.82%          N/A            N/A
International Securities Fund           0.75%          0.23%          0.98%          N/A            N/A
Investment Grade Fund                   0.75%          0.08%          0.83%          0.15%         0.68%
Utilities Income Fund                   0.75%          0.05%          0.80%          N/A            N/A


(1) For the fiscal year ended December 31, 1999, the Adviser waived Management Fees in excess of 0.60% for Cash Management Fund, in excess of 0.60% for Government Fund, in excess of 0.60% for Investment Grade Fund, and in excess of 0.60% for Utilities Income Fund. The Adviser has contractually agreed with Life Series Fund to waive Management Fees in excess of 0.60% for Cash Management Fund, in excess of 0.60% for Government Fund, and in excess of 0.60% for Investment Grade Fund for the fiscal year ending December 31, 2000.

(2) For the fiscal year ended December 31, 1999, the Adviser assumed certain Other Expenses in excess of 0.10% for Cash Management. The Adviser has contractually agreed with Life Series Fund to assume Other Expenses in excess of 0.10% for Cash Management Fund for the fiscal year ending December 31, 2000.

(3) Each Fund, other than International Securities Fund, has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses or Net Expenses.

WHO WE ARE

    First Investors Life
    --------------------

    First Investors Life, 95 Wall Street, New York, New York 10005 , is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance, annuities, and accident and health insurance. We assume all of the insurance risks under the Policy, and our assets support the Policy's benefits. At December 31, 1999, we had over $1.267 billion of assets and over $3.505 billion of life insurance in force. (See First Investors Life's financial statements under "Financial Statements.")

    First Investors Consolidated Corporation ("FICC") owns all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC"), the underwriter of the policies sold by First Investors Life, and Administrative Data Management Corp., the transfer agent for Life Series Fund ("Transfer Agent"). FICC also owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO"), the adviser of the Life Series Fund. Mr. Glenn O. Head controls FICC and, therefore, controls First Investors Life and the other companies which are owned by FICC.

    We segregate the assets of Separate Account B from our other assets. The assets fall into two categories: (1) assets equal to our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that we charge to Separate Account B. The assets equal to our Policy reserves and liabilities support the Policy. We cannot use these assets to satisfy any of our other liabilities. The assets derived from our charges do not support the Policy, and we can transfer these assets in cash to our General Account. Before making a transfer, we will consider any possible adverse impact that the transfer may have on Separate Account B.

    Separate Account B
    ------------------

    We established Separate Account B on June 4, 1985 under the provisions of the New York Insurance Law. Separate Account B is a separate investment account. Separate Account B has registered with the SEC as a unit investment trust under the 1940 Act.

    We allocate assets to Separate Account B to support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, we do not expect to pay you any capital distributions from the Policies. We value shares of the Funds that the Subaccounts hold at their net asset values.


    Life Series Fund
    ----------------

    Life Series Fund is an open-end management investment company registered under the 1940 Act. Life Series Fund consists of 13 separate Funds, ten of which are available to Policyowners of Separate Account B. Target Maturity 2007 Fund, Target Maturity 2010 Fund and Target Maturity 2015 Fund are the three Funds of Life Series Fund that are not available to Policyowners of Separate Account B. The Life Series Fund offers its shares only through the purchase of a Policy or a variable annuity contract. It does not offer its shares directly to the general public.

    FIMCO is the investment adviser of each Fund. The Adviser is a New York Corporation located at 95 Wall Street, New York, New York 10005. FIMCO and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 to serve as subadviser ("WMC" or "Subadviser") of the International Securities Fund and the Growth Fund, and Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, New York 10105 ("ASB" or Subadviser") to serve as the subadviser of the Focused Equity Fund. See the Life Series Fund Prospectus for more information about the Adviser and Subadvisers.

    RISK AND REWARD CONSIDERATIONS
    ------------------------------

      The Policy offers you not only insurance protection but also the opportunity to accumulate assets on a tax deferred basis by investing in the underlying investment options. However, there are several important factors that you should consider before making a decision to purchase a Policy.

      1. The Policy involves a long-term commitment on your part. Because most of the fees and charges are paid during the early years, you will generally lose money if you fail to make all premium payments required during the 12 year period. This is illustrated in the hypotheticals that appear at the end of this prospectus. Therefore, you should have the intention and financial ability to make all the required premium payments.

      2. With investment opportunity comes investment risk. Each Subaccount will fluctuate in value on a daily basis. The investment objectives, primary investment strategies, and primary risks of the underlying Funds are described in the attached Life Series prospectus.

      3. If you decide to take policy loans, you should be aware that they can have adverse consequences. Among other things, they reduce the death benefit and cash value of your Policy; they may undermine the growth potential of the cash value of your Policy; and they may result in taxable distributions to you if they exceed the cash value of a Policy as a result of a decline in the market value of the underlying investments or for any other reason (see the discussion on Policy Loans).

      4. A surrender of your Policy prior to maturity may have tax implications. You should carefully review the section on "FEDERAL INCOME TAX INFORMATION."


                              THE POLICY IN DETAIL

    The following discussion summarizes important provisions of the Policy offered by this Prospectus. The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.

YOUR PREMIUMS

    The Amount of Your Premiums
    ---------------------------

    Subject to our $600 minimum annual premium requirement (which does not include additional premiums for any riders that you may select other than Waiver of Premium), you decide how much you wish to pay in premiums. Once you have decided how much you wish to pay, the premium remains level for all 12 years that you are required to make premium payments. We can never increase the amount. We allocate assets to our General Account to accumulate as a reserve for the contingency that the insured will die when the Guaranteed Insurance Amount exceeds the death benefit payable without such guarantee. In setting premium rates, we took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to our surplus.

The Frequency Of Payment
------------------------

    You pay premiums under the Policy for only 12 years. You may choose to pay these premiums on an annual, semi-annual, quarterly or monthly due date measured from the date of issue of the Policy. Premium payments are due on or before the due dates at our Home Office. If you pay early, we will place your premium payment in our General Account and, on the day that it is due, we will allocate the premium to the Subaccount(s) that you selected.

    You will pay the lowest premium by paying annually. When you pay premiums on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting charges for loss of interest and additional billing and collection expenses. The following table illustrates these premium amounts. We deduct the additional charge from these premiums when we receive them.


                         PREMIUMS ON INSTALLMENT BASIS
                     (AS A PERCENTAGE OF AN ANNUAL PREMIUM)

                                                 AGGREGATE PREMIUMS
       FREQUENCY              EACH PREMIUM        FOR POLICY YEAR
       ---------              ------------       ------------------
       Annual................    100.00%              100.00%
       Semiannual............     51.00               102.00
       Quarterly.............     26.00               104.00
       Pre-authorized Monthly      8.83               105.96


    Under the pre-authorized monthly plan ("Lifeline"), your bank automatically makes an electronic funds transfer to us from your bank account to pay your premiums.


    Automatic Premium Loans to Pay Premiums
    ---------------------------------------

    Under the Automatic Premium Loan provision, you pay any premium not paid before the end of the grace period (see definition in "Other Provisions") by an automatic loan against the Policy. The Automatic Premium Loan provision is available only if:

    o you elect the Automatic Premium Loan provision in your application for the Policy or in a written request that we receive at our Home Office at any time when no premium is in default, and

    o the resulting Policy loan and loan interest to the next premium due date do not exceed the maximum loan value of your Policy (see "Policy Loans").

    You may revoke the Automatic Premium Loan Provision at any time by written request that we receive at our Home Office.

ALLOCATION OF YOUR NET PREMIUMS TO INVESTMENT OPTIONS

    When you purchase a Policy, you select the allocation of the net premium (premium less deductions) (see "The Charges And Expenses--Deductions from Premium Payments") to not more than five of the Subaccounts of Separate Account
B. You must allocate at least 10% of the net premium to each Subaccount you select. The actual allocation of net premium occurs on the Policy's issue date and at the beginning of each Policy year after that.

    We offer ten Subaccounts, from which you may select up to five. Each Subaccount in turn invests in the corresponding Fund of Life Series Fund. For information on the investment objectives, investment strategies, and investment risks of the Funds, see the Life Series Fund prospectus which is attached at the end of this prospectus.

    While your premium will never increase, the net amount which is invested in the subaccounts you select will increase over time, as charges and expenses decline. Thus, as time goes by, more of your premium will be invested. As an example, based on the Policies illustrated on page 25 through 27, we would allocate to the selected Subaccount(s) the following amounts for each Policy year:

                          MALE ISSUE         MALE ISSUE       MALE ISSUE
                            AGE 10             AGE 25           AGE 40
BEGINNING                $600 ANNUAL       $1,200 ANNUAL    $1,800 ANNUAL
OF POLICY                 PREMIUM FOR       PREMIUM FOR      PREMIUM FOR
  YEAR                   STANDARD RISK     STANDARD RISK    STANDARD RISK
---------                -------------     -------------    -------------

1........................  $170.81           $  508.46      $  927.23
2-4......................   489.00            1,008.00       1,527.00
5 and later..............   513.00            1,056.00       1,599.00

THE DEATH BENEFIT

    The death benefit is the amount we pay to your named beneficiary at the death of the person whom you name as the insured. It is the sum of the Guaranteed Insurance Amount (face amount of the Policy) plus, if positive, a Variable Insurance Amount that is based upon the performance of the Subaccounts that you have selected. We increase the death benefit to reflect (1) any insurance on the life of the insured that you may have added by rider and (2) any premium you have paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect (1) any Policy loan and loan interest and (2) any unpaid premium that applies to a period before the insured's death.

    Generally, we pay the death benefit within seven days after we receive all claim requirements at our Home Office located at 95 Wall Street, New York, NY 10005. We pay interest on death benefit proceeds from the date of death until we pay the death benefit. We pay this interest at the same annual rate that we pay on death benefit proceeds you leave on deposit with us under a Settlement Option. We may pay interest at a higher rate if the law requires.


    The Guaranteed Insurance Amount
    -------------------------------

    We guarantee that the death benefit on your policy will never be less than the Policy's face amount, which is the Guaranteed Insurance Amount. The Policy's face amount is constant throughout the life of the Policy. During the first Policy year, the death benefit is equal to the Guaranteed Insurance Amount. Thereafter, we determine the death benefit on each Policy anniversary by adding the Variable Insurance Amount, if positive, to the Guaranteed Insurance Amount. The death benefit then remains level during the following Policy year. The death benefit payable, therefore, depends on the Policy year in which the Insured dies.


    The Variable Insurance Amount
    -----------------------------

    The Variable Insurance Amount is based upon the investment results of the Subaccounts that you have selected. During the first Policy year, the Variable Insurance Amount is zero. On the first Policy anniversary, and on each anniversary thereafter, we determine your Variable Insurance Amount by comparing the Actual Rate of Return (the gross rate of return less all fees and charges) on your Subaccounts with an assumed rate of return of 4%, which we call the "Base Rate of Return."

    Your Variable Insurance Amount does not change if the Actual Rate of Return on all of your Subaccounts is exactly equal to the Base Rate of Return. Your Variable Insurance Amount increases if the Actual Rate of Return is greater than the Base Rate of Return. The Variable Insurance Amount decreases if the Actual Rate of Return is less than the Base Rate of Return. The difference between these rates of return, if any, is called the Differential Rate of Return. We set the Variable Insurance Amount on each Policy anniversary and do not change it until the next Policy anniversary.

    The amount by which your Variable Insurance Amount will increase or decrease during any policy year is determined by dividing the Differential Investment Return (the Differential Rate of Return times the Investment Base) for a policy year by the applicable net single premium rate that is specified in your Policy. Your policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the Insured grows older, meaning that the Insured will receive less Variable Insurance per dollar of Differential Investment Return as the Insured grows older. The net single premium does not depend upon the risk classification of a Policy or any changes in the Insured's health after issue of a Policy. The net single premium will be lower for a Policy that we issue to a female than for a Policy that we issue to a male of the same age.

    The Variable Insurance Amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance, while the Policy is in force, of the Subaccounts that you have selected. If the Variable Insurance Amount is negative, the death benefit is the Guaranteed Insurance Amount. In other words, the death benefit is never less than the Guaranteed Insurance Amount.

    The following example illustrates how the Variable Insurance Amount is calculated. For this example, we use the Policy illustration on page 26 for a male age 25, and assume a 12% hypothetical gross annual investment return (equivalent to an Actual Rate of Return of approximately .103823). The calculations are for policy years 6 and 12:

                                               CALCULATION OF CHANGE IN
                                                  VARIABLE INSURANCE
                                              AMOUNT AT END OF POLICY YEAR
                                                  6             12
                                              ----------------------------

(1) Cash Value at End of Prior Year........   $5,535.00     $18,327.00
(2) Net Premium............................    1,056.00       1,056.00
(3) Investment Base at Beginning of
    Current Policy Year: (1)+(2)...........    6,591.00      19,383.00
(4) Differential Rate of Return
    (.103823 - .04)........................     .063823        .063823
(5) Differential Investment Return: (3)x(4)     $420.66      $1,237.08
(6) Net Single Premium at
    End of Current Year....................     0.22416        0.27338
(7) Change in Variable Insurance
    Amount (to nearest dollar):
     (5)(divided by)(6)....................      $1,877         $4,525


    If the hypothetical gross annual investment return in the year illustrated had been 0% (equivalent to an Actual Rate of Return of approximately -1.445%), the results in the calculation above would have been as follows: the death benefit would have decreased by $1,601, and the death benefit for the end of Policy year 6 would have been $54,393.



YOUR CASH VALUE

    Determining Your Cash Value
    ---------------------------

    The cash value you have in your Policy will vary daily depending on the investment experience of the Subaccounts you have selected. (See "Valuation of Assets.") The cash value on any day within the policy year equals the cash value as of the end of the prior Policy year, plus the premiums that you have paid since the Policy's last anniversary, adjusted to reflect the Actual Rates of Return of the Subaccounts you have selected, less the cost of insurance protection.

    Assuming no partial surrenders or Policy Loans have been taken, the following example illustrates how the cash value of a Policy at the end of any year is calculated. For this example, we use the Policy illustration for a male issue age 25 on Page 26, and we assume a 12% hypothetical gross annual investment return (equivalent to an Actual Rate of Return of approximately 10.3823%). The "Investment Base" is the value of your investments on all Subaccounts you have selected. In this case, the cash value we show for the end of Policy year 5 increases to the amount we show for the end of Policy year 6 for the Policy, as follows:

    (1) Cash Value at End of Prior Year.....................     $5,535
    (2) Net Premium Paid by You.............................      1,056
    (3) Investment Base at Beginning of Current Policy
         Year 6: (1)+(2).....................................     6,591
    (4) Actual Rate of Return................................   .103823
    (5) Investment Return: (3)x(4)...........................       684
    (6) Benefit Base at End of Policy Year 6: (3)+(5)........     7,275
    (7) Cost of Insurance Protection During Policy Year 6....      (88)
    (8) Cash Value at End of Policy Year 6: (6)-(7)..........     7,187

    We do not guarantee that you will have any cash value in your Policy. The Policy offers the possibility of increased cash value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the cash value to decline to the point of having no value or, in fact, a negative value. In that case, we would credit subsequent net premium payments and investment returns against the negative cash value. You bear all the investment risk.


    Deduction of Cost of Insurance Protection from Cash Value
    ---------------------------------------------------------

    Your cash value is reduced by an annual charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

    We currently use the 1980 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy, with one exception. For mortality rates for extended term insurance, we use the Commissioners' 1980 Extended Term Table. For Policies issued prior to 1989, we use the 1958
Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners' 1958 Extended Term Table for mortality rates for extended term insurance.

    In all cases, we base the cost of insurance protection on the net amount of insurance at risk (the Policy's face amount, plus the Variable Insurance Amount, minus the cash value) and the person's sex and attained age. The amount that we deduct each year is different, because the probability of death generally increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that you have selected.


    Accessing Your Cash Value
    -------------------------

        FULL OR PARTIAL SURRENDERS. You may surrender the Policy for its cash value at any time while the Insured is living. The amount payable will be the cash value that we next compute after we receive the surrender request at our Home Office. Surrender will be effective on the date that we receive both the Policy and a written request in a form acceptable to us.

    On any Policy anniversary, you may also make a partial surrender of the Policy by reducing the premium amount. We permit a partial surrender only if you

(1) have no outstanding policy loan and (2) have paid the new premium due on the Policy anniversary.

    We must receive all requirements for a partial surrender at our Home Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary. The amounts of the Guaranteed Insurance Amount (face amount of the Policy), death benefit, and cash value for the reduced Policy will be the same as they would have been had you paid the reduced premium from inception. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to you as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.

    We will usually pay the surrender value within seven days. However, we may delay payment for the following reasons:

    o  a recent payment that you made by check has not yet cleared the bank,

    o we are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the Commission determines that a state of emergency exists, or

    o for such other periods as the Commission may by order permit for the protection of security holders.

    We will pay interest if we delay payment of the surrender value beyond seven days. Under Federal tax laws, we may deduct withholding taxes from the surrender value.

        POLICY LOANS. You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if you assign your Policy to us as sole security. We charge interest daily at an effective annual rate of 6% compounded on each Policy anniversary. In general, we send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100, or unless you use it to pay premiums. You may repay all or a portion of any loan and accrued interest while the Insured is living and the Policy is in force.

    When you take out a loan, we transfer a portion of the cash value equal to the loan from the Subaccount(s) that you have selected to our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan. A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the death benefit above the Guaranteed Insurance Amount and the cash value, whether or not you repay the loan in whole or in part. This occurs because we will not credit Net Investment Return that the Subaccount(s) earn to the amount that we maintain in the General Account during the period that the loan is outstanding. Instead, we credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that we have filed with the state insurance departments.

    A Policy loan will have a negative impact on the growth of the cash value during periods when the actual rates of return of the Subaccounts you have selected exceed the assumed rate of 4%. Recall that the death benefit is made up of two parts: the Guaranteed Insurance Amount and, if positive, the Variable Insurance Amount (see "The Guaranteed Insurance Amount" and "The Variable Insurance Amount"). The cash value and the Variable Insurance Amount, if any, depend on the Actual Rate of Return of the Subaccount(s). Thus, during periods of favorable investment return (an Actual Rate of Return greater than 4%), an outstanding Policy loan results in lower investment return than would have otherwise resulted in the absence of any indebtedness.

    For example, use the Policy for a male issue age 25 illustrated on Page 26, and assume a hypothetical 12% gross annual investment return and that you made a $3,000 Policy loan at the end of Policy year 9. For the end of Policy year 10, the death benefit and cash value would be $68,747 and $15,462, respectively. The differences between these amounts and the $69,495 death benefit and $15,653 cash value that appear on Page 26 for Policy year 10 result because the portion of the cash value equal to the indebtedness does not reflect the Subaccount(s)' Actual Rate of Return of approximately 10.3823%.

    Conversely, outstanding indebtedness will diminish the adverse effect on cash value during a period of unfavorable investment return (an Actual Rate of Return less than 4%). This is because the portion of the cash value that we transfer from the Subaccount(s) to the General Account will grow at the assumed rate of 4% even if Actual Rates of Return are below 4%. Thus, a Policy loan will tend to protect the cash value and Variable Insurance Amount from decreasing if the Actual Rate of Return is less than 4%.

    If you do not pay loan interest when it is due, we increase your loan by the amount of any unpaid interest, and we transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We credit loan repayments to each Subaccount in proportion to your allocation to each Subaccount as of the date of repayment.

    We subtract the amount of any outstanding loan plus interest from any death benefit or any surrender value that we pay. If your outstanding loan with accrued interest ever equals or exceeds the cash value, we will mail notice of such event to you and any assignee at the assignee's last known address. The Policy terminates 31 days after we mail such notice. The Policy does not terminate if you make a repayment within that 31-day period.

    Generally, on a Policy's termination or surrender, you pay income tax on the following:

    o  the surrender value, plus

    o  any outstanding Policy loan plus interest, if applicable, minus

    o  the total premiums that you paid on the Policy.

    Consult with your representative or tax adviser before taking Policy loans.


    Transferring Your Cash Value Among Investment Options
    -----------------------------------------------------

    Twice each Policy year, you may transfer part or all of your cash value from each Subaccount that you have selected to any other Subaccount or Subaccounts. You may make these transfers only if

    o  you allocate the cash value to no more than five of the Subaccounts, and

    o the allocation to any one Subaccount is not less than 10% of the cash value.


SETTLEMENT OPTIONS

    You or your named beneficiary may receive a single sum payment of Policy proceeds on the death of the Insured or surrender of the Policy. Alternately, you or your beneficiary may elect to apply all or a portion of the proceeds under any one of the fixed benefit settlement options that the Policy provides. Tax consequences may vary depending on the settlement option that the recipient chooses. The options are as follows:

    PROCEEDS LEFT AT INTEREST - Proceeds left on deposit with us to accumulate, with interest payable at a rate of 2 1/2% per year, which may be increased by additional interest.

    PAYMENT OF A DESIGNATED AMOUNT - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2 1/2% per year and any additional interest are exhausted.

    PAYMENT FOR A DESIGNATED NUMBER OF YEARS - Payments in installments for up to 25 years, including interest at a rate of 2 1/2% per year. Payments may increase by additional interest, which we would pay at the end of each installment year.

    LIFE INCOME, GUARANTEED PERIOD - Payments guaranteed for 10 or 20 years, as you elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which we would pay at the end of each installment year.

    LIFE INCOME, GUARANTEED RETURN - The sum of the payments made and any payments due at the death of the person on whom the payments are based, never to be less than the proceeds applied.

    LIFE INCOME ONLY - Payments made only while the person on whom the payments are based is alive.

OPTIONAL INSURANCE RIDERS

    The following optional provisions may be included in a Policy, in States where available, subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above.


    Accidental Death Benefit
    ------------------------

    You may elect to obtain an Accidental Death Benefit rider if the Insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Insured attains age 70. The premium is $1.75 per $1,000 of benefit and is payable for 12 years. The amount of the benefit is equal to the face amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Insured's Accidental Death Benefit coverage in all companies.


    12 Year Level Term Rider
    ------------------------

    You may elect to obtain a 12 Year Level Term Insurance rider where the Insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the Insured reaches age 65.


    Waiver Of Premium
    -----------------

    You can choose to obtain a Waiver of Premium rider where the Insured is age 15 to 55. Under the rider, the Company will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means the Insured's total disability
(1) commencing before the Policy anniversary when the Insured reaches age 60 and
(2) continuing for six months.


    Payor Benefit
    -------------

    You can also choose to obtain a Payor Benefit rider where the Insured is age 0 to 14 and you are age 18 to 55. It provides insurance on the life of the person who is responsible for paying the premiums. If you die or become disabled before reaching age 60 and before the Insured is age 21, the Company waives all premiums that become due before the Insured's age 21.


OTHER PROVISIONS

    Age And Sex
    -----------

    If you have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.


    Assignment
    ----------

    You may transfer ownership of your Policy from yourself to someone else. However, the assignment is not binding on us, unless it is in writing and filed with us at our Home Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when you made the assignment. The assignee receives any sum payable to the extent of his or her interest.


    Beneficiary
    -----------

    This is the person you designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation, during the Insured's lifetime, by filing a written request with our Home Office in a form acceptable to us.


    Cancellation Rights
    -------------------

    You have a limited right to cancel and return the Policy to us, or our representative through whom you bought the Policy. You must submit a written request for cancellation. You may examine and return the Policy within ten days after you receive the Policy or notice of right of withdrawal. You may also return the Policy within 45 days after completion of Part I of the application for the Policy. In either case, you obtain a full refund of the premiums that you paid.


    Default And Options On Lapse
    ----------------------------

    A premium is in default if you do not pay it on or before its due date. The insurance continues in force during the 31-day grace period (see "Grace Period" below). However, if the Insured dies during the grace period, we deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

    We apply the Policy's cash value minus any loan and interest to purchase continued insurance, if you do not surrender a Policy within 60 days after the date of default. You may choose either reduced paid-up whole life insurance or extended term insurance for the continued insurance. Under the Policy, you automatically have the extended term insurance if you make no choice. However, that option is available only in standard risk cases. If we rated the Policy for extra mortality risks, the paid-up insurance is the automatic option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

    The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the surrender value purchases on the date the option becomes effective. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the surrender value on such date purchases.

    For example, use the Policy for a male issue age 25 illustrated on Page 26 and assume the 0% and 12% hypothetical gross annual investment returns. If an option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

                                        0%                  12%
                                      ------              -------
   Cash Value......................  $ 3,992              $ 5,535
   Reduced Paid-up Insurance.......   18,406               25,521
                                     for life             for life
   Extended Term Insurance.........   51,908               55,994
                                    for 25 years         for 29 years

    You may surrender a Policy continued under either option for its cash value while the Insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.


    Exchange Privilege
    ------------------

    The exchange privilege allows you to exchange the Policy for a permanent fixed life insurance policy on the Insured's life. The exchange privilege is available:

    o within the first 24 months after the issue Policy's date, if you have duly paid all premiums, or

    o if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

    You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue dates, and risk classification for the Insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy date. You may elect either a continuous-premium policy or a limited-payment policy for your exchanged policy.

    In some cases, we may adjust the cash on exchange. The adjustment equals the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, we pay that amount to you. If the result is negative, you pay that amount to us. We will determine the amount of a cash adjustment as of the date we receive the Policy and written request at our Home Office.

    If we do not issue a Policy for any reason, we refund to the applicant the amount of the premium without interest.


    Grace Period
    ------------

    With the exception of the first premium, we allow a Grace Period of 31 days for payment of each premium after it is due. The Policy continues in force during the Grace Period unless you surrender it.


    Incontestability
    ----------------

    Except for nonpayment of premiums, we do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the Date of Issue.


    Payment and Deferment
    ---------------------

    We will usually pay the death benefit, surrender value, or loan proceeds within seven days after we receive all documents required for such payments. However, we may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) we cannot determine the amount because the New York Stock

Exchange is closed for trading, or (3) the Commission determines that a state of emergency exists.

    Under a Policy continued as paid-up or extended term insurance, we may defer the payment of the surrender value or loan proceeds for up to six months. If we postpone the payment more than 30 days, we will pay interest at a rate of not less than 3% per year on the Surrender Value. We will pay the interest from the date of surrender to the date we make payment.


    Payment of Dividends
    --------------------

    The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of First Investors Life.


    Policy Years and Anniversaries
    ------------------------------

    We measure Policy years and anniversaries from the Date of Issue of the Policy which will generally be the date on which we approve the application. The Date of Issue may be backdated on your request to save age. However, the Date of Issue cannot be earlier than either (1) the date you sign the application or (2) a date 15 days before the date on which we approve the application. Each Policy year will commence on the anniversary of the Date of Issue.


    Reinstatement
    -------------

    You may reinstate a Policy that you did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, you must present evidence of insurability acceptable to us, and you must pay to us the greater of:

    (1)(a) all premiums from the date of default with interest to the date of reinstatement, plus (b) any Policy debt (plus interest to the date of reinstatement) in effect when you continued the Policy as paid up insurance or extended term insurance; or

    (2) 110% of the increase in cash value resulting from reinstatement.

    To reinstate, you must also pay us any Policy debt that arose after the continuation of the Policy as paid up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.


    Suicide
    -------

    If the Insured commits suicide within two years from the Policy's date of issue, our liability under the Policy is limited to all premiums paid less any indebtedness.


    Valuation Of Assets
    -------------------

    We determine the value of the assets of each Subaccount as of the close of business on each business day. We value shares of the underlying Fund at the net asset value per share as determined by the Fund. The Fund determines the net asset value of a Fund's share as described in Life Series Fund's Prospectus.


                         FEDERAL INCOME TAX INFORMATION


    We base this discussion on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax effect on a corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. The law and interpretations could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

    We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code") and the investments of the Subaccounts satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

    o  the death benefit will not be subject to federal income tax;

    o you will generally not be taxed on the growth of the cash value of the Policy, if any, that is attributable to the investments in the underlying investment portfolios (this is known as the "inside build-up"), unless or until there is a full or partial surrender of the Policy; and

    o transfers among the investment subaccounts will not be subject to federal income tax, unless or until there is a full or partial surrender of the Policy.

    Qualification as a life insurance contract for Federal income tax purposes depends, in part, upon the satisfaction by the Subaccounts of Separate Account B of certain investment diversification requirements in Section 817(h) of the Code. We expect that the Adviser will continue to manage the assets of the Funds in a manner that complies with these diversification requirements. A Policy that invests in a Fund that fails to meet diversification requirements will not receive tax treatment as a life insurance contract for the period of such diversification failure, and any subsequent period.

    The Treasury Department has stated that it may issue guidelines that limit a Policyowner's control of investments underlying a variable life insurance policy. If a Policy failed to meet those guidelines, you would be taxed on the Policy's current income. The Treasury Department has said informally that those guidelines may limit the number of investment funds and the frequency of transfers among those funds. The issuance of such guidelines may require us to limit your right to control the investment. The guidelines may apply only prospectively, although they could apply retroactively if they do not reflect a new Treasury Department position.

    We do not believe that any Policy will be a "modified endowment contract" at issuance, within the meaning of Section 7702A of the Code. A modified endowment contract is a life insurance policy under which the total premiums paid, at any time during the first seven years of the policy, exceed the premiums that would have been paid by that time under a similar fixed-benefit life insurance policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums. This is called the "seven-pay" test.

    Whenever there is a "material change" under a Policy, the Policy is generally subject to a new seven-pay test during the next seven years to determine whether it is a modified endowment contract. A material change for these purposes could occur because of a change in death benefit, and because of certain other changes.

    If your Policy's benefits are reduced during its first seven years (or within seven years after issuance or a material change), we will redetermine the seven-pay test based on the reduced level of benefits and apply the new test to all prior premium payments. Such a reduction in benefits could include a decrease in face amount, a partial surrender, or a termination of additional benefits under a rider. If the premiums that you previously paid are at any time greater than the recalculated limit under the seven-pay test, we will treat the Policy as a modified endowment contract from that time forward.

    A Policy that you receive in exchange for a modified endowment contract will also be a modified endowment contract.

    Any distribution from a Policy that is a modified endowment contract will be taxed on an "income-first" basis. A distribution, for this purpose, includes a loan or surrender. "Income first" means that the distribution is taxed to the extent that your cash value exceeds your basis in the Policy (premiums paid less previous distributions that were not taxable). Premiums paid, for this purpose, include loans that have been taxable as income because of the Policy's modified endowment contract status. An additional 10% tax will also be imposed on any amount so taxed, subject to certain exceptions for distributions:

    o  before you reach age 59-1/2,

    o  in case of disability as defined in the Code, or

    o received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

    All modified endowment contracts that we (or our affiliates) issue to you during any calendar year generally will be treated as one Policy under the modified endowment contract rules. You should consult your tax adviser if you have questions regarding the possible impact of the modified endowment contract rules on your Policy.

    If a Policy is not a modified endowment contract, Policy loans will be treated as indebtedness, and no part of such loans will be subject to current federal income tax. In addition, the interest on such loans generally will not be deductible. If you surrender your Policy while a loan is outstanding, the amount of the loan will be treated as a partial surrender. You should be aware that if the cash value of your Policy falls below the aggregate amount of loans outstanding, as the result of the fluctuation in the value of the underlying portfolios or otherwise, the entire Policy may terminate. In that case, all loans will be taxable to the extent they exceed premiums paid.

    If you make a partial surrender after the first 15 Policy years, the distribution will not be subject to federal income tax except to the extent that it exceeds your basis in the Policy. During the first 15 Policy years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your cash value exceeds your basis.

    Upon surrender of a Policy, taxation of the Surrender Value depends on the Payment Option that you have selected. If payment is in one sum, you are taxed on the income in the Policy at the time payment is made. If payment is in installments, you may be taxed:

    o on all or a portion of each installment until the income in the Policy has been paid,

    o  only after all your basis in the Policy has been paid, or

    o  on a portion of each payment.

    You should consult your tax adviser if you have questions about the taxation of a Policy surrender.

    Under the Code, we must generally withhold income tax from the taxable portion of the distribution that we pay upon surrender of a Policy. We will not withhold, if you so request in writing, before the payment date. Failure to withhold or withholding of an insufficient amount may subject you to taxation. In addition, insufficient withholding and insufficient estimated tax payments may subject you to penalties.

    The Life Series Fund sells its shares to more than one separate account funding variable annuity contracts or variable life insurance policies. Consequently, violation of the Federal tax laws by another separate account investing in Life Series Fund could cause the Policies funded through Separate Account B to lose their tax-deferred status. Such a result might cause us to take remedial action.

    We are taxed as a "life insurance company" under Subchapter L of the Code. Under the applicable provisions of the Code, we include our variable life insurance operations in our Federal income tax return. Currently, we do not make any charge against the Subaccount(s) for our Federal income taxes attributable to the Subaccount(s). However, we may make such charges in the future. Any such charges against a Subaccount would reduce its Net Investment Return.

    Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant.

    If we make any tax charges in the future, we will accumulate them daily and transfer them from the Subaccount(s) to our General Account. We will retain any investment earnings on tax charges accumulated in the Subaccount(s).


                           OUR OFFICERS AND DIRECTORS


NAME            OFFICE        PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
----            ------        ----------------------------------------

Dori Allen      Associate     Associate Counsel, First Investors Life since
                Counsel       May 1998; Staff Attorney since February 1997;
                and Staff     Supervisor,   Toxic   Tort     Unit,   Claims
                Attorney      Administration    Corporation,    New   York,
                              prior thereto.

Jay G. Baris    Director      Partner, Kramer Levin Naftalis & Frankel LLP,
                              New York,  Attorneys;  Secretary and Counsel,
                              First  Financial  Savings Bank,  S.L.A.,  New
                              Jersey.

Carol Lerner    Secretary     Assistant  Secretary,  FIC;  Secretary, FIMCO
Brown                         and FICC.

Glenn T. Dallas Director      Retired since April  1996; Division President
                              and  Senior  Vice  President,   ADT  Security
                              Systems,   Parsippany,   New  Jersey,   prior
                              thereto.

William H.      Director      President since January 2000, First Investors
Drinkwater      and           Life; First Vice President and Chief Actuary,
                President     First Investors Life,  prior thereto.

Lawrence M.     Senior        Senior Vice President and  Comptroller, First
Falcon          Vice          Investors Life.
                President
                and
                Comptroller

Richard H.      Director      Consultant  since  January  2000;  President,
Gaebler                       First Investors Life, prior thereto.

Glenn O. Head   Chairman      Chairman and Director, FICC, FIMCO and FIC.
                and
                Director

Kathryn S. Head Director      President and  Director, FICC and FIMCO; Vice
                              President  and  Director,  FIC;  Chairman and
                              Director,   First   Financial  Savings  Bank,
                              S.L.A.

                           OUR OFFICERS AND DIRECTORS

NAME               OFFICE        PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
----               ------        ----------------------------------------

Scott Hodes        Director   Partner, Ross  & Hardies, Chicago,  Illinois,
                              Attorneys.

William M.         Vice       Chief Financial  Officer,  FIC since December
Lipkus             President  1997, FICC  since June  1997; Vice President,
                   and Chief  First  Investors Life  since May 1996;  Chief
                   Financial  Financial  Officer  since   May  1998;  Chief
                   Officer    Accounting Officer since June 1992.

Joseph J. Rao      Actuary    Actuary,  First  Investors Life since October
                              1999;  Associate Actuary,  New York Life from
                              October 1998 to October 1999;  Assistant Vice
                              President  and  Actuary,  Mutual  Life of New
                              York, prior thereto.

Jackson Ream       Director   Retired  since  January  1999;  Senior   Vice
                              President, NationsBank, NA, Dallas, Texas prior thereto.

Nelson             Director   Partner,  Weiss,  Peck  &  Greer,  New  York,
Schaenen Jr.                  Investment Managers.

Karen T.           Assistant  Assistant  Vice  President  since  May  1999;
Slattery           Vice       Senior  Underwriter,  First  Investors  Life,
                   President  prior thereto

Martin A. Smith    Vice       Vice  President,  First  Investors Life since
                   President  February 1998;  Vice  President,  The  United
                              States Life Insurance Company, New York, prior thereto.

Ada M. Suchow      Vice       Vice President, First Investors Life.
                   President

John T.            Director   Director,  FIMCO  and  FIC;   Of  Counsel  to
Sullivan                      Hawkins,   Delafield    &   Wood,   New York,
                              Attorneys.

Clark D. Wagner    Director   Chief Investment Officer, FIMCO and Executive
                              Investors  Management  Company,   Inc.;  Vice
                              President,    First   Investors   Multi-State
                              Insured Tax Free Fund,  First  Investors  New
                              York Insured Tax Free Fund,  Inc.,  Executive
                              Investors Trust,  First Investors  Government
                              Fund,  Inc.,  First Investors Series Fund and
                              First Investors Insured Tax Exempt Fund, Inc.


    Gulf Insurance Company has issued a fidelity bond for $5,000,000 covering our officers and employees. Great American Insurance Companies has issued a directors and officers liability policy for $3,000,000 covering our directors and officers.

    In addition to Separate Account B, First Investors Life also maintains First Investors Life Variable Annuity Fund A, First Investors Life Variable Annuity Fund C and First Investors Life Variable Annuity Fund D. We offer variable annuity contracts supported by Variable Annuity Fund A through its own prospectus and by Variable Annuity Funds C and D through a combined prospectus.

                               OTHER INFORMATION

VOTING RIGHTS


    Because the Life Series Fund is not required to have annual shareholder meetings, policyowners generally will not have an occasion to vote on matters that pertain to the Life Series Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment objectives or investment policies without the approval of a majority vote of that Fund's shareholders in accordance with the 1940 Act. Thus, if the Fund sought to change a fundamental investment objective or policy, policyowners would have an opportunity to provide voting instructions for shares of a Fund held by a Subaccount in which their Policy invests.

    We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting as follows:

    o  shares   attributable  to   Policyowners   for  which  we  have  received
       instructions, in accordance with the instructions;

    o shares attributable to Policyowners for which we have not received instructions, in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

    o shares not attributable to Policyowners, in the same proportion that we have voted shares held in the Subaccount attributable to Policyowners for which we have received instructions.

    We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

    We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by Life Series Fund.

    We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

    The voting rights that we describe in this Prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in our own right, to the extent permitted by law.


RESERVATION OF RIGHTS


    We also reserve the following rights, subject to compliance with applicable law, including any required approval of Policyowners:

    o to invest the assets of Separate Account B in the shares of any investment company or series thereof or any investment permitted by law;

    o to transfer assets from Separate Account B to another separate account, with appropriate adjustments to avoid odd lots and fractions;

    o to operate Separate Account B as a "management company" under the 1940 Act, or in any other form permitted by law (we or our affiliate would serve as investment adviser);

    o  to deregister Separate Account B under the 1940 Act; and

    o to operate Separate Account B under the general supervision of a committee any or all of whose members may be interested persons (as defined in the 1940 Act) of First Investors Life or an affiliate, or to discharge the committee.


DISTRIBUTION OF POLICIES

    We sell the Policies solely through individuals who, in addition to being licensed insurance agents of First Investors Life, are registered representatives of FIC, which is an affiliate of First Investors Life. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. FIC's executive offices are located at 95 Wall Street, New York, NY 10005. We pay these agents a commission of 28.55% of the first year premium payment and 1% of the premium payments for years 2 through 12. For the fiscal years ended December 31, 1997, 1998 and 1999, FIC received fees of $4,487,918, $5,121,393 and $5,555,910, respectively, in connection with the distribution of Policies in a continuous offering. First Investors Life has reserved the right to sell the Policies directly.

    We offer the Policies for sale in Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Iowa, Illinois, Indiana, Kentucky, Louisiana, Maine, Massachusetts, Maryland, Michigan, Minnesota, Missouri, Mississippi, Nebraska, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.


CUSTODIAN

    Subject to applicable laws and regulations, we are the custodian of the securities of the Subaccounts. We maintain the records and accounts of Separate Account B.


REPORTS

    At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary and (4) any loan interest for the prior year. The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.


STATE REGULATION

    We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department. We file an annual statement in a prescribed form with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year.

    Our books and accounts are subject to review by the Insurance Department at any time. The Department conducts a full examination of our operations periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies except to determine compliance with the requirements of the New York Insurance Law. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

EXPERTS

    Tait, Weller & Baker, independent certified public accountants have examined the financial statements included in this Prospectus. We include the financial statements in reliance upon the authority of said firm as experts in accounting and auditing.


RELEVANCE OF FINANCIAL STATEMENTS

    You should consider our financial statements, which appear in this Prospectus, only as bearing on our ability to meet our obligations to Policyowners under the Policies. You should not consider our financial statements as bearing on the investment performance of the Subaccount(s). Only the investment results of the Subaccount(s) affect the values of Policyowner interests under the Policies.



                        ILLUSTRATIONS OF DEATH BENEFITS,
                      CASH VALUES AND ACCUMULATED PREMIUMS

    The tables on Pages 25 to 27 illustrate the way the Policy operates. They show how the death benefit and the cash value may vary over an extended period of years. The tables are based on assumed annual premiums of $600 for a 10 year old male, $1,200 for a 25 year old male, and $1,800 for a 40 year old male. The tables assume that premiums are paid in one lump sum promptly at the beginning of each year. The tables assume a standard risk classification. The tables assumes that each Subaccount will experience hypothetical rates of investment return (I.E., investment income and capital gains and losses, realized or unrealized) equivalent to constant hypothetical gross annual investment returns of 0%, 6% and 12%.


The death benefit and cash value for the Policy would be different from those shown:

    o  if you spread the payment of premiums over the year, or

    o if the gross annual rates of return applicable to the Policy average 0%, 6%, and 12% over a period of years, but nevertheless fluctuate above or below that average for individual Policy years.

The cash values and death benefits shown in the illustrations assume the deduction of all fees and charges. When we take all fees and charges into account, the hypothetical gross annual investment returns of 0%, 6%, and 12% correspond to Actual Rates of Return of approximately -1.445%, 4.4687%, and 10.3823%, respectively.


For purposes of the illustration, we have assumed:


    o a daily charge to the Subaccount(s) for mortality and expense risks equivalent to an annual charge of 0.50% at the beginning of each year,

    o  a premium tax of 2.00% on each premium payment,

    o an investment advisory fee of 0.75% of each Fund's average daily net assets, and

    o  other expenses of 0.20% of each Fund's average daily net assets.

    The assumed other expenses of 0.20% exceed the average of the actual other expenses of all of the Funds combined. Certain of the Funds had actual expenses greater than 0.20%. As of December 31, 1999, International Securities Fund had other expenses of 0.23%.

    The tables also reflect that we currently make no charge to the Subaccount(s) for our corporate Federal income taxes. However, we may make such charges in the future. If we do, a Policy would need higher hypothetical gross annual investment returns greater than 0%, 6%, and 12% to produce, on an after tax basis, the results shown.

    We have included a column captioned "Total Premiums Paid Plus Interest at 5%" in each table to show you the amount that would accumulate if the annual premium (gross amount) that you allocated to the Subaccounts earned interest, after taxes, at 5% compounded annually.

                             ----------------------

    We will furnish, upon request, a comparable illustration using the proposed Insured's age and the face amount or premium amount that you request. The illustration will assume that you pay premiums on an annual basis and that the proposed Insured is a standard risk. In addition, we will include a comparable illustration, reflecting the Insured's risk classification if other than standard, at the delivery of the Policy, if you make a purchase.



                                          MALE ISSUE AGE 10
                                $600 ANNUAL PREMIUM FOR STANDARD RISK
                          $39,638 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                             TOTAL             DEATH BENEFIT                 CASH VALUES
END OF                     PREMIUMS     ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
POLICY       PREMIUM       PAID PLUS      ANNUAL RATES OF RETURN OF    ANNUAL RATES OF RETURN OF
 YEAR          DUE      INTEREST AT 5%        0%       6%      12%          0%       6%      12%
---------   ---------   --------------  ---------------------------- ---------------------------

  1          $600        $    630        $39,638  $39,645 $ 39,729     $   138   $  148  $  158
  2           600           1,291         39,638   39,669   40,061         586      633     682
  3           600           1,986         39,638   39,710   40,642       1,023    1,136   1,256
  4           600           2,715         39,638   39,767   41,482       1,450    1,656   1,884
  5           600           3,481         39,638   39,841   42,599       1,889    2,219   2,597
  6           600           4,285         39,638   39,932   44,005       2,316    2,800   3,375
  7           600           5,129         39,638   40,039   45,711       2,734    3,402   4,227
  8           600           6,016         39,638   40,161   47,732       3,143    4,026   5,160
  9           600           6,947         39,638   40,299   50,081       3,547    4,676   6,184
 10           600           7,924         39,638   40,453   52,774       3,946    5,354   7,309

 15             0          11,608         39,638   41,363   70,965       4,473    7,632  13,094

 20             0          14,816         39,638   42,310   95,773       4,010    9,176  20,771

 25             0          18,909         39,638   43,278  129,224       3,610   11,076  33,073

 30             0          24,133         39,638   44,269  174,378       3,244   13,343  52,561

Attained Age
 65             0          81,723         39,638   49,597  785,431       1,685   30,247 479,001


The  hypothetical  gross  annual  rates of return  shown in the  illustration  and  elsewhere in the prospectus are illustrative only and are not  representations of past or future rates of return. The cash  values and death  benefits  shown in the  illustration  assume the  deduction  of all fees and charges  and that no  Policy  Loans  have been  taken.  Actual  rates  may be  higher or lower  than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner,  the frequency of premium  payments  chosen and the investment  experience of the
Policy's Subaccounts.  The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled  those shown,  but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No  representations  can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                          MALE ISSUE AGE 25
                               $1,200 ANNUAL PREMIUM FOR STANDARD RISK
                          $51,908 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                             TOTAL             DEATH BENEFIT                   CASH VALUES
END OF                     PREMIUMS     ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
POLICY       PREMIUM       PAID PLUS      ANNUAL RATES OF RETURN OF      ANNUAL RATES OF RETURN OF
  YEAR         DUE      INTEREST AT 5%       0%       6%         12%            0%       6%     12%
--------    ---------   -------------- ---------  -------   ---------    --------------------------
  1        $1,200        $  1,260        $51,908  $51,921   $  52,078     $    409  $   439  $  469
  2         1,200           2,583         51,908   51,955      52,558        1,308    1,423   1,542
  3         1,200           3,972         51,908   52,011      53,359        2,197    2,454   2,727
  4         1,200           5,431         51,908   52,088      54,495        3,076    3,532   4,037
  5         1,200           6,962         51,908   52,188      55,994        3,992    4,710   5,535
  6         1,200           8,570         51,908   52,308      57,870        4,897    5,941   7,187
  7         1,200          10,259         51,908   52,450      60,141        5,791    7,226   9,008
  8         1,200          12,032         51,908   52,612      62,823        6,673    8,568  11,014
  9         1,200          13,893         51,908   52,794      65,934        7,544    9,969  13,222

 10         1,200          15,848         51,908   52,996      69,495        8,404   11,430  15,653

 15             0          23,217         51,908   54,188      93,429        9,524   16,333  28,161

 20             0          29,631         51,908   55,430     126,119        8,504   19,562  44,508

 25             0          37,818         51,908   56,702     170,313        7,539   23,273  69,903

 30             0          48,266         51,908   58,005     230,101        6,628   27,467 108,958

Attained Age
 65             0          78,620         51,908   60,711     420,822        4,947   37,025 256,641

The  hypothetical  gross  annual  rates of return  shown in the  illustration  and  elsewhere in the prospectus are illustrative only and are not  representations of past or future rates of return. The cash  values and death  benefits  shown in the  illustration  assume the  deduction  of all fees and charges  and that no  Policy  Loans  have been  taken.  Actual  rates  may be  higher or lower  than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner,  the frequency of premium  payments  chosen and the investment  experience of the
Policy's Subaccounts.  The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled  those shown,  but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No  representations  can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                          MALE ISSUE AGE 40
                               $1,800 ANNUAL PREMIUM FOR STANDARD RISK
                          $47,954 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                             TOTAL             DEATH BENEFIT                   CASH VALUES
END OF                     PREMIUMS     ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
POLICY      PREMIUM       PAID PLUS      ANNUAL RATES OF RETURN OF      ANNUAL RATES OF RETURN OF
 YEAR         DUE      INTEREST AT 5%        0%        6%       12%           0%       6%      12%
--------   ---------   --------------  ------------------------------  ---------------------------
  1        $1,800        $  1,890        $47,954  $47,968  $ 48,144     $    762 $    817  $   872
  2         1,800           3,874         47,954   48,002    48,621        2,097    2,289    2,488
  3         1,800           5,958         47,954   48,056    49,393        3,406    3,819    4,263
  4         1,800           8,146         47,954   48,129    50,473        4,689    5,409    6,211
  5         1,800          10,443         47,954   48,222    51,886        6,020    7,138    8,431
  6         1,800          12,856         47,954   48,335    53,645        7,328    8,937   10,869
  7         1,800          15,388         47,954   48,467    55,766        8,615   10,809   13,548
  8         1,800          18,048         47,954   48,617    58,266        9,884   12,760   16,491
  9         1,800          20,840         47,954   48,786    61,164       11,137   14,792   19,724
 10         1,800          23,772         47,954   48,973    64,480       12,375   16,911   23,276

 15             0          34,825         47,954   50,080    86,798       13,764   23,714   41,101

 20             0          44,447         47,954   51,233   117,342       11,963   27,690   63,419

 25             0          56,727         47,954   52,416   158,741       10,274   31,966   96,809

 30             0          72,399         47,954   53,630   214,919        8,695   36,402  145,879

Attained Age
 65             0          56,727         47,954   52,416   158,741       10,274   31,966   96,809

The  hypothetical  gross  annual  rates of return  shown in the  illustration  and  elsewhere in the prospectus are illustrative only and are not  representations of past or future rates of return. The cash  values and death  benefits  shown in the  illustration  assume the  deduction  of all fees and charges  and that no  Policy  Loans  have been  taken.  Actual  rates  may be  higher or lower  than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner,  the frequency of premium  payments  chosen and the investment  experience of the
Policy's Subaccounts.  The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled  those shown,  but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No  representations  can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
First Investors Life Insurance Company
New York, New York

    We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with generally accepted accounting principles.

                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 18, 2000

                               FIRST INVESTORS LIFE INSURANCE COMPANY

                                            BALANCE SHEET

                                               ASSETS

                                                                        DECEMBER 31, 1999       DECEMBER 31, 1998
                                                                        -----------------       -----------------

Investments (note 2):
  Available-for-sale securities.......................................     $109,081,845            $131,031,939
  Held-to-maturity securities.........................................       31,147,991               5,491,598
  Short term investments..............................................        4,179,510               3,982,209
  Policy loans........................................................       28,640,385              24,961,708
                                                                       ----------------          --------------

     Total investments................................................     173,049,731              165,467,454

Cash .................................................................        (729,147)                 113,094
Premiums and other receivables, net of allowances of
  $30,000 in 1999 and 1998............................................       6,391,696                6,297,635
Accrued investment income.............................................       3,204,950                3,473,067
Deferred policy acquisition costs (note 6)............................      24,607,577               20,873,233
Deferred Federal income taxes (note 7)     ...........................       1,868,000                  473,000
Furniture, fixtures and equipment, at cost, less accumulated
  depreciation of $1,169,049 in 1999 and $1,110,857 in 1998...........          57,966                  102,448
Other assets..........................................................         118,396                   82,822
Separate account assets...............................................   1,058,703,230              821,105,059
                                                                       ---------------            -------------

     Total assets.....................................................  $1,267,272,399           $1,017,987,812
                                                                        ==============           ==============


                                LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:

Policyholder account balances (note 6)................................    $123,677,096             $118,786,854
Claims and other contract liabilities.................................      14,870,396               13,934,636
Accounts payable and accrued liabilities..............................       3,573,113                3,796,503
Separate account liabilities..........................................   1,058,229,265              821,105,059
                                                                        --------------            -------------

     Total liabilities................................................   1,200,349,870              957,623,052
                                                                        --------------            -------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares...............................       2,538,163                2,538,163
Additional paid in capital............................................       6,496,180                6,496,180
Accumulated other comprehensive income (note 2).......................        (908,000)               2,193,000
Retained earnings ....................................................      58,796,186               49,137,417
                                                                      ----------------            -------------

     Total stockholder's equity.......................................      66,922,529               60,364,760
                                                                      ----------------            -------------

     Total liabilities and stockholder's equity.......................  $1,267,272,399           $1,017,987,812
                                                                        ==============           ==============

See accompanying notes to financial statements.


                                        FIRST INVESTORS LIFE INSURANCE COMPANY

                                         STATEMENT OF INCOME

                                                            YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 1999   DECEMBER 31,1998    DECEMBER 31,1997
                                                         -----------------   ----------------    ----------------
REVENUES

  Policyholder fees...................................        $26,171,703         $25,393,372       $24,826,454
  Premiums............................................          5,656,183           6,091,731         6,279,137
  Investment income (note 2)..........................         11,049,520          10,501,572        10,259,601
  Realized gain (loss) on investments.................         (1,190,548)            914,891           158,874
  Other income........................................            818,604             893,181           702,644
                                                           --------------       -------------     -------------

     Total income.....................................        42,505,462          43,794,747         42,226,710
                                                            ------------         -----------        -----------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities......        10,571,181          13,803,921         14,370,510
  Dividends to policyholders..........................         1,390,300           1,749,579          1,033,663
  Amortization of deferred acquisition costs (note 6).           969,205           1,005,483            663,200
  Commissions and general expenses....................        14,848,007          15,553,605         15,445,888
                                                            ------------         -----------        -----------

     Total benefits and expenses......................        27,778,693          32,112,588         31,513,261
                                                            ------------         ------------       -----------

Income before Federal income tax .....................        14,726,769          11,682,159         10,713,449

Federal income tax (note 7):

  Current.............................................         4,865,000           3,682,000          4,285,000
  Deferred............................................           203,000             265,000           (603,000)
                                                             -----------        ------------        -----------

                                                               5,068,000           3,947,000          3,682,000
                                                            ------------        ------------        -----------


Net Income............................................      $  9,658,769        $  7,735,159        $ 7,031,449
                                                            ============        ============        ===========

Income per share, based on 534,350 shares outstanding
                                                                  $18.08              $14.48             $13.16
                                                            ============       =============        ===========

See accompanying notes to financial statements.


                               FIRST INVESTORS LIFE INSURANCE COMPANY

                                  STATEMENT OF STOCKHOLDER'S EQUITY

                                                           YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                       DECEMBER 31,1999      DECEMBER 31,1998   DECEMBER 31, 1997
                                                       ----------------      ----------------   -----------------
Balance at beginning of year.............................  $60,364,760          $ 52,044,601        $ 44,049,152
                                                           -----------          ------------        ------------
Net income...............................................    9,658,769             7,735,159           7,031,449
Other comprehensive income
  Increase (decrease) in unrealized holding gains on
  available-for-sale securities..........................   (3,101,000)              585,000             964,000
                                                         -------------        --------------      --------------
Comprehensive income.....................................    6,557,769             8,320,159           7,995,449
                                                         -------------        --------------      --------------

Balance at end of year................................... $ 66,922,529          $ 60,364,760        $ 52,044,601
                                                          ============          ============        ============


                                       STATEMENT OF CASH FLOWS

                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED

                                                        DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31,1997
                                                        -----------------   -----------------   ----------------
Increase (decrease) in cash:
  Cash flows from operating activities:
     Policyholder fees received..........................$  25,827,717         $ 25,010,611       $  24,587,113
     Premiums received...................................    5,931,178            5,433,211           6,088,582
     Amounts received on policyholder accounts...........  124,375,574          132,528,386         125,818,334
     Investment income received..........................   11,726,193           10,630,564          10,263,095
     Other receipts......................................       73,652               91,864              57,287
     Benefits and contract liabilities paid.............. (129,416,853)        (142,124,914)       (138,420,373)
     Commissions and general expenses paid...............  (24,060,176)         (24,138,476)        (20,899,476)
                                                         -------------       --------------      --------------

     Net cash provided by operating activities...........   14,457,285            7,431,246           7,494,562
                                                         --------------      --------------      --------------

  Cash flows from investing activities:

     Proceeds from sale of investment securities.........   47,855,224           42,655,632          38,900,851
     Purchase of investment securities...................  (58,962,363)         (47,605,879)        (44,021,791)
     Purchase of furniture, equipment and other assets...      (13,710)             (79,322)            (62,170)
     Net increase in policy loans........................   (3,678,677)          (3,433,898)         (2,662,162)
     Investment in Separate Account .....................     (500,000)                 100             593,945
                                                         --------------      --------------        ------------

     Net cash used for investing activities..............  (15,299,526)          (8,463,367)         (7,251,327)
                                                         --------------      --------------       -------------

     Net increase (decrease) in cash.....................     (842,241)          (1,032,121)            243,235

Cash

  Beginning of year .....................................      113,094            1,145,215             901,980
                                                         -------------        -------------          ----------
  End of year ...........................................$    (729,147)       $     113,094      $    1,145,215
                                                         =============        =============      ==============

The Company  received a refund of Federal  income tax of $79,000 in 1997 and paid Federal income tax of $5,075,000 in 1999, $4,400,000 in 1998 and $4,358,000 in 1997.

See accompanying notes to financial statements.


                               FIRST INVESTORS LIFE INSURANCE COMPANY

                                       STATEMENT OF CASH FLOWS

                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1997
                                                        -----------------   -----------------   -----------------
Reconciliation of net income to net cash
  provided by operating activities:

         Net income........................................  $ 9,658,769       $ 7,735,159         $ 7,031,449

         Adjustments to reconcile net income to net cash
            provided by operating activities:
            Depreciation and amortization..................       66,281            82,342             117,804
            Amortization of deferred policy acquisition costs    969,205         1,005,483             663,200
            Realized investment (gains) losses.............    1,190,548          (914,891)           (158,874)
            Amortization of premiums and discounts on
              investments..................................      408,556           421,135             280,852
            Deferred Federal income taxes..................      203,000           265,000            (603,000)
            Other items not requiring cash - net...........       25,470              (660)              9,771

         (Increase) decrease in:
            Premiums and other receivables, net............      (94,061)       (1,548,536)           (750,889)
            Accrued investment income......................      268,117          (292,143)           (277,358)
            Deferred policy acquisition costs, exclusive
              of amortization..............................   (3,797,549)       (3,613,000)         (1,866,787)
            Other assets...................................      (43,663)           29,133               9,323

         Increase (decrease) in:
            Policyholder account balances..................    4,890,242         3,505,536           1,985,844
            Claims and other contract liabilities..........      935,760         1,386,540             357,815
            Accounts payable and accrued liabilities.......     (223,390)         (629,852)            695,412
                                                            ------------      ------------        ------------

                                                            $ 14,457,285       $ 7,431,246         $ 7,494,562
                                                            ============       ===========         ===========

See accompanying notes to financial statements.


                     FIRST INVESTORS LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- BASIS OF FINANCIAL STATEMENTS

      The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

      (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;

      (b) certain  expenditures,  principally  for  furniture  and equipment and
   agents'  debit   balances,   are  recognized  as  assets  rather  than  being
   non-admitted and therefore charged to retained earnings;

      (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;

      (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided

      (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

NOTE 2 -- OTHER SIGNIFICANT ACCOUNTING PRACTICES

      (a) ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

      (b) DEPRECIATION. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

      (c) INVESTMENTS. Investments in equity securities that have readily determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:

      HELD-TO-MATURITY SECURITIES

         Debt securities in which the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

      AVAILABLE-FOR-SALE SECURITIES

         Debt securities not classified as held to maturity securities and equity securities are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "accumulated other comprehensive income" in stockholder's equity.

      Short term investments are reported at market value which approximates cost.

      Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:

                                                          YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                      DECEMBER 31,1999     DECEMBER 31, 1998     DECEMBER 31,1997
                                                      ----------------     -----------------     ----------------
Interest on fixed maturities.............................  $ 9,589,859         $ 9,276,036         $ 9,029,979
Interest on short term investments.......................      243,945             226,544             307,656
Interest on policy loans.................................    1,714,441           1,465,497           1,268,834
                                                          ------------       -------------        ------------

     Total investment income.............................   11,548,245          10,968,077          10,606,469
     Investment expense..................................      498,725             466,505             346,868
                                                         --------------      -------------       -------------

Net investment income....................................  $11,049,520        $ 10,501,572        $ 10,259,601
                                                           ===========        ============        ============


                               FIRST INVESTORS LIFE INSURANCE COMPANY

                              NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The amortized cost and estimated market values of investments at December 31, 1999 and 1998 are as follows:
                                                                     GROSS             GROSS           ESTIMATED
                                                AMORTIZED          UNREALIZED        UNREALIZED          MARKET
                                                  COST               GAINS            LOSSES             VALUE
                                                  ----               -----            ------             -----
AVAILABLE-FOR-SALE SECURITIES
DECEMBER 31, 1999

  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies...............................  $ 35,374,157   $           --    $     297,674     $  35,076,483
  Debt Securities issued by
   States of the U.S..........................       984,941               --           78,161           906,780
  Corporate Debt Securities...................    69,097,105          209,641        1,899,219        67,407,527
  Other Debt Securities ......................     5,966,094               --          275,039         5,691,055
                                              --------------    -------------    -------------   ---------------
                                                $111,422,297       $  209,641     $  2,550,093      $109,081,845
                                                ============       ==========     ============      ============

DECEMBER 31,1998

  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies............................... $  28,353,391   $    1,703,441      $       912      $ 30,055,920
  Debt Securities issued by
   States of the U.S..........................    13,964,587          261,109            8,696        14,217,000
  Corporate Debt Securities...................    77,938,088        2,148,113          378,682        79,707,519
  Other Debt Securities.......................     6,676,873          374,627               --         7,051,500
                                              --------------    -------------   --------------   ---------------
                                                $126,932,939      $ 4,487,290     $    388,290      $131,031,939
                                                ============      ===========     ============      ============


   At December 31, 1999 and 1998, the Company had "Unrealized Holding Gains (Losses) on Available-For-Sale Securities" of ($908,000) and $2,193,000, net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains (Losses) of ($3,101,000), $585,000 and $964,000 for 1999, 1998 and 1997, respectively is reported as other comprehensive income in stockholders' equity. During the year ended December 31, 1999, the Company reclassified certain investments from Available-For-Sale securities to Held-To-Maturity securities. In connection with the reclassification, $834,455 of unrealized gains on such securities are included in Accumulated Other Comprehensive Income in Stockholder's Equity and is being amortized over the remaining life of the securities as an adjustment to yield.


HELD-TO-MATURITY SECURITIES
DECEMBER 31,1999
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies*..............................  $  3,336,121      $    68,367   $        7,222     $   3,397,266
  Debt Securities issued by
   States of the U.S..........................    15,578,482               --        1,896,633        13,681,849
  Corporate Debt Securities...................     7,171,138               --          755,842         6,415,296
  Other Debt Securities.......................     5,062,250               --          632,074         4,430,176
                                              --------------   --------------       ----------      ------------
                                               $  31,147,991      $    68,367   $    3,291,771      $ 27,924,587
                                               =============      ===========      ===========      ============

DECEMBER 31,1998

  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies*..............................  $  3,381,598      $   223,647      $        --       $ 3,605,245
  Corporate Debt Securities...................     2,000,000          125,400               --         2,125,400
  Other Debt Securities.......................       110,000               --               --           110,000
                                              --------------     ------------        ---------     -------------
                                                $  5,491,598        $ 349,047      $        --       $ 5,840,645
                                                ============        =========      ===========       ===========


*These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      The amortized cost and estimated market value of debt securities at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       HELD TO MATURITY               AVAILABLE FOR SALE
                                                       ----------------               ------------------

                                                AMORTIZED        ESTIMATED         AMORTIZED       ESTIMATED
                                                  COST         MARKET VALUE         COST          MARKET VALUE
--------------------------------------------------------------------------------------------------------------
Due in one year or less.......................$    100,000    $     100,000   $    9,263,507    $    9,067,102
Due after one year through five years.........   3,346,121        3,407,266       23,841,639        23,782,165
Due after five years through ten years........   1,098,443          979,037       41,461,579        40,105,851
Due after ten years...........................  26,603,427       23,438,284       36,855,572        36,126,727
                                              ------------     ------------   ---------------   --------------
                                               $31,147,991      $27,924,587     $111,422,297      $109,081,845
                                               ===========      ===========     ============      ============


    Proceeds from sales of investments in fixed maturities were $47,855,224, $42,655,632 and $38,900,851 in 1999, 1998 and 1997, respectively. Gross gains of
$422,254 and gross losses of $1,612,802 were realized on those sales in 1999. Gross gains of $977,442 and gross losses of $62,551 were realized on those sales in 1998. Gross gains of $374,583 and gross losses of $215,709 were realized on those sales in 1997.

    (d)  RECOGNITION  OF  REVENUE,  POLICYHOLDER  ACCOUNT  BALANCES  AND  POLICY
BENEFITS

        TRADITIONAL ORDINARY LIFE AND HEALTH

           Revenues from the traditional life insurance policies represent premiums that are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

        UNIVERSAL LIFE AND VARIABLE LIFE

           Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.

           Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

        ANNUITIES

           Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

    (e) SEPARATE ACCOUNTS. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

    (f) COMPREHENSIVE INCOME. For 1998, the Company adopted Statement of Financial Accounting Standards No, 130 ("SFAS 130"), "Reporting Comprehensive Income". SFAS 130 establishes the disclosure requirements for reporting comprehensive income in an entity's financial statements. Total comprehensive income includes net income and unrealized gains and losses on available-for-sale securities. Accumulated other comprehensive income, a component of stockholders' equity, was formerly reported as unrealized gains and losses on available-for-sale securities. There was no impact on previously reported net income from the adoption of SFAS 130.

Note 3 -- Fair Value of Financial Instruments

    The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturity and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

    The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

NOTE 4 -- RETIREMENT PLANS

    The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 1999, 1998 and 1997, the Company charged operations approximately $74,000, $79,000 and $70,000 respectively for its portion of the contribution.

    The Company also has a non-contributory retirement plan for the benefit of its sales agents. The plan provides for retirement benefits based upon commission on first-year premiums and length of service. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $478,000 in 1999, $475,000 in 1998 and $419,000 in 1997. The accrued liability of approximately $3,406,000 in 1999 and $3,251,000 in 1998 was sufficient to cover the value of benefits provided by the plan.

    In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

NOTE 5 -- COMMITMENTS AND CONTINGENT LIABILITIES

    The Company has agreements with affiliates and non-affiliates as follows:

    (a) The Company's maximum retention on any one life is $100,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations that any reinsurance company may be unable to meet. The Company had reinsured approximately 10% of its net life insurance in force at December 31, 1999, 1998 and 1997. The Company also had assumed reinsurance amounting to approximately 19%, 20% and 20% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

    (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon the Company's proportionate share of: space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 1999, 1998 and 1997, the Company paid approximately $1,610,000, $1,440,000 and
$1,114,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $10,501,000 in 1999, $10,799,000 in 1998,and $9,814,000 in 1997 for commissions relating to the sale of its products.

         The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $443,000 at December 31, 1999 and $387,000 at December 31, 1998.

    (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

NOTE 6 -- ADJUSTMENTS MADE TO STATUTORY ACCOUNTING PRACTICES

  Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 1999, 1998 and 1997 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

                                                           NET INCOME                         CAPITAL SHARES AND SURPLUS
                                                      YEAR ENDED DECEMBER 31                       AT DECEMBER 31
                                           ------------------------------------------   -----------------------------------------
                                                1999          1998            1997           1999           1998         1997
                                           -------------  ------------   ------------   ------------    -----------   -----------
Reported on a statutory basis ...........  $  8,813,513   $  6,191,762   $  5,809,629   $ 45,872,816   $ 37,991,708   $ 32,159,721
                                           ------------   ------------   ------------   ------------   ------------   ------------

Adjustments:
   Deferred policy acquisition costs (b)      2,828,344      2,607,517        351,239     24,607,577     20,873,233     18,446,716
   Future policy benefits (a) ...........      (901,121)    (1,259,673)       133,848     (5,161,385)    (4,260,262)    (3,000,589)
   Deferred income taxes ................      (203,000)      (265,000)       603,000      1,868,000        473,000      1,039,000
   Premiums due and deferred (e) ........       102,955         85,385         84,291     (1,086,477)    (1,189,428)    (1,274,816)
   Cost of collection and other statutory
      liabilities .......................        (4,228)        (6,185)          (924)        25,648         29,874         36,060
   Non-admitted assets ..................          --             --             --          236,793        218,959        224,411
   Asset valuation reserve ..............          --             --             --        2,065,557      1,691,873      1,325,986
   Interest maintenance reserve .........      (192,495)      (223,136)       (55,019)          --          436,803         56,112
   Gross unrealized holding gains on
      available-for-sale securities .....          --             --             --       (1,506,000)     4,099,000      3,032,000
   Net realized capital gains (losses) ..    (1,190,548)       914,891        158,874           --             --             --
   Other ................................       405,349       (310,402)       (53,489)          --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                                845,256      1,543,397      1,221,820     21,049,713     22,373,052     19,884,880
                                           ------------   ------------   ------------   ------------   ------------   ------------

In accordance with generally accepted
   accounting principles ................  $  9,658,769   $  7,735,159   $  7,031,449   $ 66,922,529   $ 60,364,760   $ 52,044,601
                                           ============   ============   ============   ============   ============   ============

Per share, based on 534,350 shares
   outstanding ..........................  $      18.08   $      14.48   $      13.16   $     125.24   $     112.97   $      97.40
                                           ============   ============   ============   ============   ============   ============

                     FIRST INVESTORS LIFE INSURANCE COMPANY

    The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

    (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:


             DISTRIBUTION OF LIABILITIES*                                     BASIS OF ASSUMPTIONS
-------------------------------------------------------------------------------------------------------------

                                       YEARS
      1999             1998          OF ISSUE              INTEREST                    MORTALITY TABLE                   WITHDRAWAL
      ----             ----          --------              --------                    ---------------                   ----------
Non-par:
    $1,314,871       $ 1,458,458   1962-1967                4 1/2%         1955-60 Basic Select plus Ultimate             Linton B
     4,852,177         5,021,949   1968-1988                5 1/2%         1955-60 Basic Select plus Ultimate             Linton B
     2,093,102         2,403,257   1984-1988                7 1/2%         85% of 1965-70 Basic Select                    Modified
                                                                             plus Ultimate                                Linton B
       130,064           116,030   1989-Present             7 1/2%         1975-80 Basic Select plus Ultimate             Linton B
       118,686            63,482   1989-Present             7 1/2%         1975-80 Basic Select plus Ultimate             Actual
        25,240            26,682   1989-Present             8%             1975-80 Basic Select plus Ultimate             Actual
    33,668,196        33,158,902   1985-Present             6%             Accumulation of Funds                          --
Par:
       220,214           216,096   1966-1967                4 1/2%         1955-60 Basic Select plus Ultimate             Linton A
    12,886,598        13,141,191   1968-1988                5 1/2%         1955-60 Basic Select plus Ultimate             Linton A
       956,577           907,950   1981-1984                7 1/4%         90% of 1965-70 Basic Select
                                                                             plus Ultimate                                Linton B
     4,864,140         4,791,142   1983-1988                9 1/2%         80% of 1965-70 Basic Select
                                                                             plus Ultimate                                Linton B
    19,211,131        17,805,284   1990-Present             8%             66% of 1975-80 Basic Select
                                                                             plus Ultimate                                Linton B
Annuities:
    14,360,260        16,075,327   1976-Present             5 1/2%         Accumulation of Funds                          --
Miscellaneous:
    29,724,170        24,418,452   1962-Present             2 1/2%-3 1/2%  1958-CSO                                       None


------------------
* The above amounts are before deduction of deferred premiums of $748,330 in 1999 and $817,348 in 1998.

    (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions that were used for computing liabilities for future policy benefits. Amortization of $969,205 in 1999, $1,005,483 in 1998 and $663,200 in 1997 was
charged to operations.

    (c) Participating business represented 7.9% and 8.8% of individual life insurance in force at December 31, 1999 and 1998, respectively.

    The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.

    The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

    (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $36,088,375, $28,207,166 and $22,374,879 at December 31, 1999, 1998 and 1997, respectively.

    (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

NOTE 7 -- FEDERAL INCOME TAXES

    The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

    Retained earnings at December 31, 1999 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.

    Deferred tax liabilities (assets) are comprised of the following:

                                                                                           1999                   1998
                                                                                     ------------------    -------------------
Policyholder dividend provision....................................................     $   (471,717)         $      (448,300)
Non-qualified agents' pension plan reserve.........................................       (1,306,579)              (1,262,900)
Deferred policy acquisition costs..................................................        3,535,251                2,956,800
Future policy benefits.............................................................       (3,042,310)              (2,835,100)
Bond discount......................................................................           47,677                   35,900
Unrealized holding gains (losses) on Available-For-Sale Securities.................         (468,000)               1,130,000
Capital loss carryover.............................................................         (100,759)                       -
Other..............................................................................          (61,563)                 (49,400)
                                                                                      ---------------       ------------------
                                                                                      $   (1,868,000)          $     (473,000)
                                                                                      ===============          ===============


    The currently payable Federal Income tax provision of $4,865,000 for 1999 is net of a $311,000 Federal tax benefit resulting from a capital loss carryback of $914,891.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
First Investors Life Insurance Company
New York, New York

         We have audited the statement of assets and liabilities of First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 1999, and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Level Premium Variable Life Insurance as of December 31, 1999, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 18, 2000

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1999
                                -----------------

ASSETS

  Investments at net asset value (Note 3):

    First Investors Life Series Fund..............................  $280,360,092

LIABILITIES

    Payable to First Investors Life Insurance Company.............     3,391,554
                                                                    ------------

NET ASSETS.......................................................   $276,968,538
                                                                    ============

Net assets represented by Contracts..............................   $276,968,538
                                                                    ============


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                          ----------------------------

INVESTMENT INCOME
  Income:
    Dividends....................................................   $  7,858,303
                                                                   -------------

        Total income.............................................      7,858,303
                                                                   -------------

  Expenses:
    Cost of insurance charges (Note 4)...........................      4,118,808
    Mortality and expense risks (Note 4).........................      1,185,762
                                                                   -------------

        Total expenses...........................................      5,304,570
                                                                   -------------

NET INVESTMENT INCOME............................................      2,553,733
                                                                   -------------

UNREALIZED APPRECIATION ON INVESTMENTS
  Beginning of year...............................................    62,632,266
  End of year.....................................................   106,362,120
                                                                    ------------

Change in unrealized appreciation on investments..................    43,729,854
                                                                   -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $ 46,283,587
                                                                    ============


See accompanying notes to financial statements.

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS

                            YEARS ENDED DECEMBER 31,
                            ------------------------


                                                                                   1999             1998
                                                                               ------------     -------------
Increase (Decrease) in Net Assets
  From Operations
      Net investment income.................................................   $   2,553,733    $   6,705,358
      Change in unrealized appreciation on investments......................      43,729,854       14,328,720
                                                                               -------------    -------------

      Net increase in net assets resulting from operations..................      46,283,587       21,034,078
                                                                               --------------   -------------

    From Unit Transactions

      Net insurance premiums................................................      35,997,842       32,896,170
      Contract payments.....................................................     (16,327,378)     (15,071,523)
                                                                               --------------  --------------

      Net increase in net assets derived from unit transactions.............      19,670,464       17,824,647
                                                                               --------------  --------------

      Net increase in net assets............................................      65,954,051       38,858,725

Net Assets

    Beginning of year.......................................................     211,014,487      172,155,762
                                                                               -------------    -------------
    End of year.............................................................    $276,968,538     $211,014,487
                                                                                ============     ============


See accompanying notes to financial statements.

                               FIRST INVETORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

Note 1 -- ORGANIZATION
          ------------

      First Investors Life Level Premium Variable Life Insurance (Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (The Fund), an open-end diversified management investment company registered under the 1940 Act.

Note 2 -- SIGNIFICANT ACCOUNTING POLICIES
          -------------------------------

      INVESTMENTS

           Shares of the Fund held by Separate Account B are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

      NET ASSETS REPRESENTED BY CONTRACTS
           The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table.

      FEDERAL INCOME TAXES
           Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

Note 3 -- INVESTMENTS
          -----------

      Investments consist of the following:
                                                                       Net Asset       Market
                                                         Shares          Value         Value           Cost
                                                       ---------         -----        --------      ----------
First Investors Life
  Series Fund
    Cash Management..................................   1,668,629      $ 1.00       $ 1,668,629     $ 1,668,629
    High Yield.......................................   3,225,972       11.19        36,091,945      34,663,029
    Growth...........................................   1,611,142       43.06        69,379,797      35,229,011
    Discovery........................................   1,527,667       33.96        51,877,540      33,202,460
    Blue Chip........................................   1,982,390       32.14        63,711,726      33,436,054
    International Securities.........................   1,868,268       24.62        45,993,598      26,333,309
    Focused Equity...................................      24,566       10.25           251,881         244,079
    Government.......................................     112,880        9.92         1,119,790       1,158,447
    Investment Grade.................................     235,586       10.97         2,584,782       2,520,805
    Utility Income...................................     437,698       17.55         7,680,404       5,542,148
                                                                                 --------------  --------------
                                                                                   $280,360,092    $173,997,971


      The High Yield Series' investments in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities.

Note 4 -- MORTALITY AND EXPENSE RISKS AND DEDUCTIONS
          ------------------------------------------

      In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. The deduction for the year ended December 31, 1999 was $1,185,762.

      A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk. For further discussion, see "Cost of Insurance Protection" in the Prospectus. For the year ended December 31, 1999 cost of insurance charges amounted to $4,118,808.

                        FIRST INVESTORS LIFE SERIES FUND

[FIRST INVESTORS LOGO]


LIFE SERIES FUND
         BLUE CHIP
         CASH MANAGEMENT
         DISCOVERY
         FOCUSED EQUITY
         GOVERNMENT
         GROWTH
         HIGH YIELD
         INTERNATIONAL SECURITIES
         INVESTMENT GRADE
         TARGET MATURITY 2007
         TARGET MATURITY 2010
         TARGET MATURITY 2015
         UTILITIES INCOME


         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                  THE DATE OF THIS PROSPECTUS IS APRIL 28, 2000

                                    CONTENTS
INTRODUCTION

FUND DESCRIPTIONS

         Blue Chip Fund
         Cash Management Fund
         Discovery Fund
         Focused Equity Fund
         Government Fund
         Growth Fund
         High Yield Fund
         International Securities Fund
         Investment Grade Fund
         Target Maturity 2007 Fund
         Target Maturity 2010 Fund
         Target Maturity 2015 Fund
         Utilities Income Fund


FUND MANAGEMENT

BUYING AND SELLING SHARES

         How and when do the Funds  price  their  shares?
         How do I buy and sell shares?

ACCOUNT POLICIES

         What about dividends and capital gain distributions?
         What about taxes?

FINANCIAL HIGHLIGHTS

         Blue Chip Fund
         Cash Management Fund
         Discovery Fund
         Focused Equity Fund
         Government Fund
         Growth Fund
         High Yield Fund
         International Securities Fund
         Investment Grade Fund
         Target Maturity 2007 Fund
         Target Maturity 2010 Fund
         Target Maturity 2015 Fund
         Utilities Income Fund

                                  INTRODUCTION

This prospectus describes the First Investors Funds that are used solely as the underlying investment options for variable annuity contracts or variable life insurance policies offered by First Investors Life Insurance Company ("FIL"). This means that you cannot purchase shares of the Funds directly, but only through such a contract or policy offered by FIL. Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks and how it has performed. Each Fund description also contains a "Fund in Detail" section with more information on the strategies and risks of the Fund.

                                 BLUE CHIP FUND

                                    OVERVIEW

Objective:            The Fund  seeks high total  investment  return  consistent with the preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:           The Fund primarily  invests in the common stocks of large, well-established  companies  that are in the  Standard and
                      Poor's 500 Composite  Stock Price Index ("S&P 500 Index").
                      These are defined by the Fund as "Blue Chip"  stocks.  The
                      Fund selects  stocks that it believes  will have  earnings growth  in excess of the  average  company  in the S&P 500
                      Index.   While  the  Fund   attempts  to   diversify   its
                      investments so that its weightings in different industries are similar to those of the S&P 500 Index, it is not an index fund and therefore will not necessarily mirror the S&P 500 Index. The Fund generally stays fully invested in stocks under all market conditions.

PRIMARY
RISKS: While Blue Chip stocks are regarded as among the most conservative stocks, like all stocks they fluctuate in price in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Fluctuations in the prices of Blue Chip stocks at times can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

                      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                      How has the Blue Chip Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

   BLUE CHIP

1991      26.17%
1992       6.67%
1993       8.51%
1994      -1.45%
1995      34.00%
1996      21.52%
1997      26.72%
1998      18.66%
1999      25.32%

During the periods shown, the highest quarterly return was 20.03% (for the quarter ended September 30, 1998), and the lowest quarterly return was -13.16% (for the quarter ended September 30, 1990). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Blue Chip Fund's shares compare to those of the S&P 500 Index as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

                                                            Inception
                               1 Year*       5 Years*       (3/8/90)
Blue Chip Fund                 25.32%        25.13%         16.38%
S&P 500 Index                  21.04%        28.51%         18.93%
* The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

     What are the Blue Chip Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:   The Fund seeks high total  investment  return  consistent  with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in common stocks of large, well-established companies that are in the S&P 500 Index. These are defined by the Fund as "Blue Chip" stocks. The S&P 500 Index consists of both U.S. and foreign corporations.

The Fund uses fundamental research to select stocks of companies with strong balance sheets, relatively consistent records of achievement, and potential earnings growth that is greater than that of the average company in the S&P 500 Index. The Fund attempts to stay broadly diversified and sector neutral relative to the S&P 500 Index, but it may emphasize certain industry sectors based on economic and market conditions. The Fund intends to remain relatively fully invested in stocks under all market conditions rather than attempt to time the market by maintaining large cash or fixed income securities positions when market declines are anticipated. The Fund usually will sell a stock when the reason for holding it is no longer valid, it shows deteriorating fundamentals, or it falls short of the Fund's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Blue Chip Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. While Blue Chip stocks have historically been the least risky and most liquid stocks, like all stocks they fluctuate in value. Fluctuations of Blue Chip stocks can be sudden and substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

OTHER RISKS: While the Fund generally attempts to remain sector neutral relative to the S&P 500 Index, it is not an index fund. The Fund may hold securities other than those in the S&P 500 Index, may hold fewer securities than the Index, and may have sector or industry allocations different from the Index, each of which could cause the Fund to underperform the Index.

                              CASH MANAGEMENT FUND

                                    OVERVIEW

OBJECTIVE:   The Fund  seeks to earn a high rate of  current  income  consistent with the preservation of capital and maintenance of liquidity.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund invests in high-quality  money market instruments that the
             Fund determines present minimal credit risk. These instruments include prime commercial paper, variable and floating rate corporate notes, and short term U.S. government agency obligations. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar weighted average maturity of the entire portfolio, and diversification requirements.

PRIMARY
RISKS: While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Like all money market funds, these are the risks of investing in the Fund:

             o The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments, a credit downgrade of one of the Fund's investments, or an unexpected change in interest rates.

             o The Fund's yield will change daily based upon changes in interest rates and other market conditions.

                AN  INVESTMENT  IN THE  FUND  IS NOT A BANK  DEPOSIT  AND IS NOT
                INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                   How has the Cash Management Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the last ten years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

CASH MANAGEMENT

1990      7.49%
1991      5.71%
1992      3.02%
1993      2.70%
1994      3.77%
1995      5.51%
1996      5.00%
1997      5.08%
1998      5.02%
1999      4.67%

During the periods shown, the highest quarterly return was 2.00% (for the quarter ended June 30, 1990), and the lowest quarterly return was 0.65% (for the quarter ended June 30, 1993). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows the average annual total returns for the Cash Management Fund's shares as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy.


                                    1 Year*     5 Years*     10 Years*

Cash Management Fund                4.67%       5.06%        4.77%
* The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

What are the Cash Management Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:   The Fund  seeks to earn a high rate of  current  income  consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in high-quality money market instruments that are determined by the Fund's Adviser to present minimal credit risk. Some common types of money market instruments are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which are promissory notes issued by large companies or financial firms; banker's acceptances, which are credit instruments guaranteed by a bank; negotiable certificates of deposit, which are issued by banks in large denominations; and floating rate notes. The interest rate of a floating rate instrument is generally based on a known lending rate, such as a bank's prime rate, and may reset whenever the underlying rate is adjusted, or at specific intervals.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable NAV of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, the security's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund considers the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party. Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Cash Management Fund:

INTEREST RATE RISK: Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline, and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Interest rate risk also includes the risk that in a declining interest rate environment the Fund will have to invest the proceeds of maturing investments in lower-yielding investments. The yields received by the Fund on some of its investments will also decline as interest rates decline. For example, the Fund invests in floating rate bonds and notes. When interest rates decline, the yields paid on these securities may decline.

CREDIT RISK: A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's Investors Service, Inc. or Standard & Poor's Ratings Group), the greater the chance (in the rating agency's opinion) the security's issuer will default, or fail to meet its repayment obligations. Direct U.S.
Treasury obligations (securities backed by the U.S. government) carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields.

                                 DISCOVERY FUND

                                    OVERVIEW

Objective:   The Fund  seeks  long-term  growth of  capital,  without  regard to dividend or interest income.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund primarily invests in common stocks of companies with small market capitalizations ("small-cap stocks") which have the potential for substantial long-term growth. The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, have new management, or are experiencing some other "special situation" which makes their stocks undervalued. Because these companies tend to be smaller, their growth potential is often greater. While the Fund primarily invests in U.S. companies, it may invest in stocks of foreign companies.

PRIMARY
RISKS: While the potential long-term rewards of investing in small-cap stocks are substantial, there are also substantial risks. Small-cap stocks carry more risk because they are often in the early stages of development, dependent on a small number of products or services, lack substantial financial resources, and have less predictable earnings. Small-cap stocks also tend to be less liquid, and experience sharper price fluctuations than stocks of companies with large capitalizations. These fluctuations can be substantial. Stocks of foreign companies carry additional risks including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

             An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                     How has the Discovery Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Discovery Fund's shares from year to year over the last ten years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.


The chart below contains the following plot points:

   DISCOVERY

1990      -5.47%
1991      51.73%
1992      15.74%
1993      22.20%
1994      -2.53%
1995      25.23%
1996      12.48%
1997      16.84%
1998       3.05%
1999      27.97%

During the periods shown, the highest quarterly return was 26.55% (for the quarter ended December 31, 1998), and lowest quarterly return was -22.34% (for the quarter ended September 30, 1998). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for Discovery Fund's shares compare to those of the Russell 2000 Index as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small-cap stocks. The Russell 2000 Index does not take into account fees and expenses that an investor would incur in holding the securities in the Russell 2000 Index. If it did so, the returns would be lower than those shown.

                           1 Year*       5 Years*       10 Years*
Discovery Fund             27.97%        16.76%         15.67%
Russell 2000 Index         21.35%        16.36%         12.24%
*The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

          What  are  the  Discovery  Fund's  objective,   principal   investment
strategies, and principal risks?

OBJECTIVE:   The Fund  seeks  long-term  growth of  capital,  without  regard to dividend or interest income.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in common stocks of small-cap companies. The Fund defines small-cap stocks as those with market capitalizations which fall within the range of those of companies in the Standard and Poor's 600 Small-Cap Index ("S&P 600 Small-Cap Index"). (As of December 31, 1999, the market capitalizations of companies in the S&P 600 Small-Cap Index was between $28 million and $4.1 billion. The market capitalizations of companies in the S&P 600 Small-Cap Index will change with market conditions.) The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, have new management, or are experiencing some other "special situation" which makes their stocks undervalued. Because these companies tend to be smaller, their growth potential is often greater. While the Fund primarily invests in U.S. companies, it may invest in stocks of foreign companies. The Fund's investments in foreign companies are generally limited to stocks that are dollar-denominated and traded in the U.S.

In selecting stocks, the Fund relies on fundamental research. It considers, among other things, earnings growth potential, revenue growth potential, cash flow and tangible book value. The Fund attempts to stay broadly diversified but it may emphasize certain industry sectors based on economic and market conditions. The Fund usually will sell a stock when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Discovery Fund:

MARKET RISK: Because this Fund invests in stocks, an investment in the Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets. The market risk associated with small-cap stocks is greater than that associated with larger-cap stocks because small-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets.

Small-cap companies are generally dependent on a small number of products or services, their earnings are less predictable, and their share prices more volatile. These companies are also more likely to have limited markets or financial resources, and may depend on a small, inexperienced management group.

LIQUIDITY RISK: Stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

FOREIGN ISSUERS RISK: Foreign investments involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

OTHER RISKS: While the Fund generally attempts to invest in small-cap stocks with market capitalizations which fall within the range of those of companies in the S&P 600 Small-Cap Index, it is not an index fund. The Fund may hold securities other than those in the S&P 600 Small-Cap Index, may hold fewer securities than the Index, and may have sector or industry allocations different from the Index, each of which could cause the Fund to underperform the Index.

                               FOCUSED EQUITY FUND

                                    OVERVIEW

OBJECTIVE:        The Fund seeks capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund seeks to achieve its objective by focusing its investments in the common stocks of approximately 20 to 30 U.S. companies. Generally, not more than 12% of the Fund's total assets will be invested in the securities of a single issuer. The Fund uses an event-driven approach in selecting investments. In making investment decisions, the Fund looks for companies that appear to be undervalued because they are undergoing corporate or other events that appear likely to result in significant growth in the companies' valuations. The Fund seeks to identify companies with proven management, superior cash flow and outstanding franchise
             values.   The  Fund  usually  will  sell  a  stock  when  it  shows
             deteriorating fundamentals, reaches its target value, constitutes 12% or more of the total portfolio, or when the Fund identifies better investment opportunities.

Primary

Risks: While there are substantial potential long-term rewards of investing in a concentrated portfolio of securities that are considered undervalued, there are also substantial risks. First, the value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Second, because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding. Third, there is a risk that the event that led the Fund to make an investment may occur later than anticipated or not at all. This may disappoint the market and cause a decline in the value of the investment. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

             An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             What about performance?

Because the Fund commenced operations on November 8, 1999, as of the date of this prospectus it did not have a full year of performance information available.

                               THE FUND IN DETAIL

        What are the Focused Equity Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE: The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund seeks to achieve its objective by focusing its investments in the common stocks of approximately 20 to 30 U.S. companies. The Fund is a non-diversified investment company. The Fund will usually concentrate 80% of its portfolio in its top 15 holdings. It will frequently have more than 10% of its assets in the securities of a single issuer. Although the Fund is not required to limit the amount of any investment in the securities of any one issuer, it generally will not invest more than 12% of its total assets in the securities of a single issuer. The Fund's strategy is to remain relatively fully invested, but at times the Fund may have cash positions of 10% or more if the Fund cannot identify qualified investment opportunities or it has a negative or "bearish" view of the stock market. However, under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks).

The Fund uses an event-driven approach in selecting investments. The Fund looks for companies that appear to be undervalued because they are undergoing some corporate or other event that the Fund believes can result in significant growth in the companies' valuations. Examples of these events include: announced mergers, acquisitions and divestitures; financial restructurings; management reorganizations; stock buy-back programs; or industry transformations that can affect competitiveness. The Fund then identifies companies with proven management teams which maintain significant financial interest in the companies, superior cash flows in excess of internal growth requirements and outstanding franchise values. The Fund generally invests with a time horizon of two-to-five years and seeks investments which offer the potential of appreciating at least 50% within the first two years of the investment.

The Fund actively monitors the companies in its portfolio through regular meetings and teleconference calls with senior management and personal visits. The Fund also actively monitors the industries and competitors of the companies within its portfolio and regularly determines whether the original investment thesis still holds true. The Fund usually will sell a stock when it shows deteriorating fundamentals, reaches its target value, constitutes more than 12% of the total portfolio, or when the Fund identifies better investment opportunities.

The Fund may purchase and sell futures contracts and options on futures contracts for hedging purposes. The Fund anticipates engaging in such transactions relatively infrequently and over relatively short periods of time. Any hedging strategy that the Fund may decide to employ will generally be effected by buying puts on the overall market or an index, such as puts on the Standard & Poor's 500 Composite Stock Price Index.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Focused Equity Fund:

MARKET RISK: Because the Fund primarily invests in stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only due to company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Fluctuations in the prices of stocks can be sudden and substantial. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers. This means that the Fund's performance may be substantially impacted by the change in value of even a single holding. The price of a share of the Fund can therefore be expected to fluctuate more than a comparable diversified fund. Moreover, the Fund's share price may decline even when the overall market is increasing. An investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.

EVENT-DRIVEN STYLE RISK: The event-driven investment approach used by the Fund carries the additional risk that the event anticipated may occur later than expected or not at all or may not have the desired effect on the market price of the security.

FUTURES AND OPTIONS RISKS: The Fund could suffer a loss if it fails to hedge its portfolio prior to a market decline. Moreover, if the Fund engages in hedging transactions using futures or options, the Fund could nevertheless suffer a loss if the hedging is based upon an inaccurate prediction of movements in the direction of the securities and interest rate markets or the hedging instrument does not accurately reflect the Fund's portfolio. The Fund may experience adverse consequences that leave it in a worse position than if such strategies were not used. As a result, the Fund may not achieve its investment objective.

                                 GOVERNMENT FUND

                                    OVERVIEW

OBJECTIVE:   The Fund seeks to  achieve a  significant  level of current  income which is consistent with security and liquidity of principal.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund primarily  invests in obligations  issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The majority of the Fund's investments consist of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation. Mortgage-backed securities represent interests in "pools" of mortgage loans. Because the mortgage-backed securities purchased by the Fund are generally guaranteed as to the timely payment of principal and interest to investors in the pools, the Fund's primary strategies revolve around managing interest rate risk, prepayment risk, and extension risk. The Fund attempts to manage these risks by adjusting the duration of its portfolio and the average coupon rate of its mortgage-backed securities holdings.

PRIMARY
RISKS: While mortgage-backed securities are guaranteed in varying degrees as to payment of principal and interest, this guarantee does not apply in any way to the market prices of these securities or the Fund's share price, both of which will fluctuate. There are three main risks of investing in the Fund: interest rate risk, prepayment risk, and extension risk. When interest rates rise, the mortgage-backed securities held by the Fund tend to decline in price, and when interest rates fall, they tend to increase in price. This is interest rate risk. When interest rates fall, homeowners also tend to refinance their mortgages. When this occurs, the Fund loses the benefit of higher yielding mortgages and must reinvest in lower interest rate mortgages. This is prepayment risk. Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines. The Fund may, at times, engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund. Accordingly, the value of an investment in the Fund as well as the dividends you receive will go up and down, which means that you could lose money.

             AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                     How has the Government Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Government Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

    GOVERNMENT

1993       6.35%
1994      -4.10%
1995      15.63%
1996       3.59%
1997       8.61%
1998       7.54%
1999       1.05%

During the periods shown, the highest quarterly return was 5.50% (for the quarter ended June 30, 1995), and the lowest quarterly return was -3.21% (for the quarter ended March 31, 1994). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for Government Fund's shares compare to those of the Salomon Brothers Mortgage Index ("Mortgage Index") and the Salomon Brothers Government Index ("Government Index") as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and Federal Housing Administration ("FHA") and Government National Mortgage Association project notes. The Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The Indexes do not take into account fees and expenses that an investor would incur in holding the securities in the Indexes. If they did so, the returns would be lower than those shown.

                                                               Inception
                           1 Year*          5 Years*           (1/7/92)

Government Fund             1.05%             7.17%            5.92%
Mortgage Index              1.83%             7.93%            6.68%**
Government Index           (2.23)%            7.49%            6.65%**
*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 12/31/91 to 12/31/99.

                               THE FUND IN DETAIL

          What  are  the  Government  Fund's  objective,   principal  investment
strategies, and principal risks?

OBJECTIVE:   The Fund seeks to  achieve a  significant  level of current  income which is consistent with security and liquidity of principal.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The majority of the Fund's investments consist of mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgages. The principal and interest from the underlying mortgages are passed through to investors in the pools. Some pools are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some pools are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal
National Mortgage Association bonds (called "Fannie Maes"). Other pools are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations (called "Freddie Macs"). The Fund also invests in U.S. Treasury securities and securities issued by U.S. agencies, such as the Tennessee Valley Authority.

The Fund's primary investment strategies revolve around managing interest rate risk, prepayment risk, and extension risk. Interest rate risk is managed by adjusting the duration of the securities owned by the Fund. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust duration by buying or selling U.S. Treasury securities. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing U.S. Treasury securities with shorter maturities or selling U.S. Treasury securities with longer maturities. Prepayment risk and extension risk are managed by adjusting the composition of the Fund's holdings. For example, if interest rates appear likely to decline, the Fund may attempt to reduce prepayment risk by buying mortgage-backed securities with lower coupons. Conversely, if interest rates appear likely to increase, the Fund may reduce extension risk by purchasing mortgage-backed securities with higher coupons.

The Fund uses a "top-down" approach in making investment decisions based on interest rate, economic and market conditions. In selecting investments, the Fund considers coupon and yield, relative value and weighted average maturity of the pool. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or if it fails to meet the expectations of the portfolio manager. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Government Fund:

INTEREST RATE RISK: All of the securities held by the Fund are subject to interest rate risk. In general, the market prices of bonds rise when interest rates fall, and fall when interest rates rise. Short-term interest rates and long-term interest rates do not necessarily move in the same direction or in the same amounts. Bonds with longer maturities tend to be more sensitive to interest rate changes than those with shorter maturities.

PREPAYMENT RISK: Because the Fund invests primarily in mortgage-backed securities, it is subject to prepayment risk. When interest rates decline, homeowners tend to refinance their mortgages. When this occurs, investors in pools suffer a higher rate of prepayment. As a result, investors in pools not only lose the benefit of the higher yielding underlying mortgages that are being prepaid but they must reinvest the proceeds at lower interest rates. This could cause a decrease in the Fund's income and share price.

EXTENSION RISK: Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. There is some credit risk associated with the Fund's investments; however, it is perceived to be minimal. Most of the securities owned by the Fund are backed by the full faith and credit of the U.S. Government, the ability to borrow from the U.S. Treasury, or the perceived moral obligation of the U.S. Government.

FREQUENT TRADING RISK: The Fund may, at times, engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund.

                                   GROWTH FUND

                                    OVERVIEW

OBJECTIVE:            The Fund seeks long-term capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES:  Under normal circumstances,  the Fund will remain fully invested in equity securities, with most of its holdings in U.S. common stocks. The Fund seeks to invest in seasoned companies with proven track records and above-average earnings growth. The Fund invests predominantly in larger companies, but will also attempt to enhance its return by investing in mid-sized and smaller companies that the Fund's investment subadviser believes have attractive growth potential.

PRIMARY
RISKS: Like all stocks, growth stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, changes in interest rates, company-specific developments and other factors. Mid-cap stocks tend to experience sharper price fluctuations than stocks of large-cap companies. To the extent that the Fund decides to invest in small-cap companies, the risk of price fluctuations is even greater. Fluctuations in the prices of the stocks held by the Fund at times can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

             An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       How has the Growth Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Growth Fund's shares for each of the last ten calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

GROWTH

The chart below contains the following plot points:

1990      -2.99%
1991      34.68%
1992       9.78%
1993       6.00%
1994      -2.87%
1995      25.12%
1996      24.45%
1997      29.28%
1998      27.35%
1999      26.47%

During the periods shown, the highest quarterly return was 23.98% (for the quarter ended December 31, 1998), and the lowest quarterly return was -15.45% (for the quarter ended September 30, 1990). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Fund's shares compare to those of the S&P 500 Index as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

                                    1 Year*          5 Years* 10 Years*

Growth Fund                         26.47%           26.52%            16.95%
S&P 500 Index                       21.04%           28.51%            18.19%
*The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

           What  are  the  Growth  Fund's   objectives,   principal   investment
strategies, and principal risks?

OBJECTIVES: The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Fund will remain fully invested in equity securities, with most of its holdings in U.S. common stocks. The Fund will also invest in foreign companies whose stocks are denominated in U.S. dollars and listed and traded on a U.S. securities exchange, either directly or through Depository Receipts. The Fund favors stocks of seasoned companies with proven records and above-average earnings growth, and stocks of companies with outstanding growth records and potential. The Fund invests predominantly in larger companies, but will also attempt to enhance its return by investing in mid-sized and smaller companies that the investment subadviser believes have attractive growth potential. The Fund will typically invest in most major sectors of the economy and therefore the Fund's investments will be widely diversified by company and industry. The Fund may invest up to 25% of its assets in certain industry sectors based on economic and market conditions.

The Fund uses fundamental research and analysis to identify prospective investments. The Fund looks to identify industry leaders and those companies which are leaders in industry niches. Research is focused on companies with a proven record of sales and earnings growth, profitability, and cash flow generation. Security selection is based on any one or more of the following characteristics: (1) accelerating earnings growth and the possibility of positive earnings surprises; (2) strong possibility of price to earnings multiple expansion (or increases in other similar valuation measures); (3) hidden or unappreciated value; or (4) improving company and/or industry outlook.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if (1) its downside risk equals or exceeds its upside potential; (2) it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; (3) it experiences excessive valuations; or (4) there is a deteriorating company and/or industry outlook.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Growth Fund:

MARKET RISK: Because the Fund invests in stocks, an investment in the Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets.

The market risk associated with mid-cap and small-cap stocks is generally greater than that associated with large-cap stocks because mid-cap and small-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets. Their earnings tend to be less predictable than those of larger, more established companies. The prices of these stocks can also be influenced by the anticipation of future products and services which, if delayed, could cause the prices to drop. Fluctuation in prices of stocks can be sudden and substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the same time and the price that the seller would like. For example, stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

                                 HIGH YIELD FUND

                                    OVERVIEW

OBJECTIVES:  The Fund primarily seeks high current income and secondarily  seeks capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES:  The  Fund   primarily   invests  in  a  diversified   portfolio  of
             high-yield, below-investment grade corporate bonds (commonly known as "junk bonds"). These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default.
             The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries.
             While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries.
             These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to achieve capital appreciation by investing in high-yield bonds with stable to improving credit conditions.

PRIMARY
RISKS: There are four primary risks of investing in the Fund. First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High-yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings. High-yield bonds issued by foreign companies are subject to additional risks including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign markets. Second, the value of the Fund's shares could decline if the entire high-yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high-yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors. Third, high-yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell. Fourth, while high-yield bonds are generally less interest rate sensitive than higher-quality bonds, their values generally will decline when interest rates rise. Fluctuations in the prices of high-yield bonds can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

             AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                     How has the High Yield Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the High Yield Fund's shares for each of the last ten calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

   HIGH YIELD

1990      -5.77%
1991      33.96%
1992      13.15%
1993      18.16%
1994      -1.56%
1995      19.82%
1996      12.56%
1997      12.47%
1998       3.15%
1999       4.95%

During the periods shown, the highest quarterly return was 11.16% (for the quarter ended March 31, 1991), and the lowest quarterly return was -8.11% (for the quarter ended September 30, 1990). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the High Yield Fund's shares compare to those of the Credit Suisse First Boston High Yield Index ("High Yield Index") as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the Index. If it did so, the returns would be lower than those shown.


                    1 Year*         5 Years*         10 Years*

High Yield Fund     4.95%           10.43%           10.42%
High Yield Index    2.26%           8.86%            10.95%
*The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

         What are the High Yield Fund's objectives, principal investment strategies, and principal risks?

OBJECTIVES:  The Fund primarily seeks high current income and secondarily  seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in a diversified portfolio of high-yield, below-investment grade corporate bonds commonly known as "junk bonds" (those rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Ratings Group). High-yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former Blue Chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's portfolio may include zero coupon bonds and pay in kind bonds. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The
Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries.

To achieve its secondary objective of capital appreciation, the Fund attempts to invest in bonds that have stable to improving credit quality that could appreciate in value because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high-yield bonds, it relies principally on its own research and investment analysis. The Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Fund will usually sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the High Yield Fund:

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High-yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

MARKET RISK: The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high-yield market is usually associated more with stocks than bonds. The prices of high-yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets.

LIQUIDITY RISK: High-yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high-yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high-yield bonds may be subject to wide price fluctuations due to liquidity concerns.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

FOREIGN ISSUERS RISK: Foreign investments involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

                          INTERNATIONAL SECURITIES FUND

                                    OVERVIEW

OBJECTIVES:  The Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund invests in a  diversified  portfolio of common stocks (and other equity securities) of companies which are located throughout the world, including the United States. The Fund primarily invests in large or medium capitalization stocks which are traded in larger and more established markets throughout the world. The Fund also invests opportunistically in smaller capitalization stocks and stocks of smaller, less-developed or emerging markets. The Fund generally does not attempt to hedge its foreign securities investments against currency rate fluctuations. To a limited extent, the Fund uses stock index futures contracts and options thereon as temporary substitutes for purchases of foreign stocks and to adjust country weightings.

PRIMARY
RISKS: All stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. The risks of investing in a stock fund that invests in foreign stocks are accentuated because investments in foreign stocks, particularly emerging markets, can decline in value because of declines in the values of local currencies, irrespective of how well the companies that issue such stocks are doing; there is less supervision and regulation of foreign securities markets; foreign securities markets are generally less liquid than U.S. markets; there may be less financial information available on certain foreign companies; and there may be political instability in some countries in which the Fund may invest. Fluctuations in the prices of foreign stocks can be especially sudden and substantial. Stocks with smaller market capitalizations tend to experience sharper price fluctuations. Using stock index futures and options thereon as temporary substitutes for foreign stocks carries similar risks as direct ownership of all of the stocks in the index. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

             An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               How has the International Securities Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the International Securities Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.


The chart below contains the following plot points:

International Securities

1991      15.24%
1992      -1.13%
1993      22.17%
1994      -1.29%
1995      18.70%
1996      15.23%
1997       9.09%
1998      18.18%
1999      31.46%

During the periods shown, the highest quarterly return was 19.51% (for the quarter ended December 31, 1999), and the lowest quarterly return was -14.92% (for the quarter ended September 30, 1998). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the International Securities Fund's shares compare to those of the Morgan Stanley Capital International All Country World Free Index ("MSCI All Country Index") as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The MSCI All Country Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. The MSCI All Country Index does not take into account fees and expenses that an investor would incur in holding the securities in the index. If it did so, the returns would be lower than those shown.

                                                                      Inception
                                            1 Year*     5 Years*      (4/16/90)

International Securities
  Fund                                       31.46%      18.31%       13.09%
MSCI All Country Index                       26.82%      19.18%       14.07%**
*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 4/30/90 to 12/31/99.

                               THE FUND IN DETAIL

What are the International Securities Fund's objectives, principal investment strategies, and principal risks?

OBJECTIVES: The Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in a diversified portfolio of common stocks of companies which are located throughout the world, including the United States ("U.S."). Under normal market conditions, the Fund attempts to maintain broad country diversification. The Fund has a fundamental policy (which may only be changed by shareholder vote) to invest no more than 35% of its total assets in securities of U.S. companies, obligations of the U.S. government, its agencies and instrumentalities, and cash or cash equivalents denominated in U.S. dollars. The foreign stocks that the Fund purchases are typically denominated in foreign currencies. The Fund generally does not hedge against fluctuations in the value of foreign currencies.

The Fund invests primarily in stocks of companies which are considered large to medium in size (as measured by market capitalization). The Fund may also invest in smaller companies when management views them as attractive alternatives to the stocks of larger or more established companies. The Fund will make direct investments in foreign issuers by purchasing securities traded in a foreign market, as well as indirect investments through purchases of Depository Receipts, such as American Depository Receipts and Global Depository Receipts.

The Fund invests primarily in stocks which trade in larger and more established markets, but also may invest (to a lesser degree) in smaller, less-developed or emerging markets where management believes there is significant opportunity for growth of capital. The status of markets as "smaller," "less-developed" or "emerging" may change over time as a result of developments in national or regional economies and capital markets. Within emerging markets, the Fund seeks to participate in the more established markets which management believes provide sufficient liquidity.

The Fund also uses stock index futures contracts and options thereon as temporary substitutes for purchases of foreign stocks. This practice can afford a hedge against not participating in an advance in a country at a time when the Fund is not fully invested in the country. Stock index futures contracts and options thereon are also used to maintain desired country exposures. The Fund will not invest more than 5% of its assets in stock index futures or options thereon.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on any one or more of the following characteristics: (1) accelerating earnings growth or the possibility of positive earnings surprises; (2) strong possibility of price-to-earnings multiple expansion (or increases in other similar valuation measures); (3) hidden or unappreciated value; or (4) improving local market and/or industry outlook.

Once the best purchase candidates for the Fund are identified, the portfolio construction process begins. In this phase, many factors are considered in creating a total portfolio of securities for the Fund, including: (1) regional and country weightings; (2) currency exposure; (3) industry and sector allocation; and (4) exposure to a number of other factors, such as interest rates or company size.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if: (1) its downside risk equals or exceeds its upside potential; (2) it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; (3) it experiences excessive valuations; or (4) there is a deteriorating local market and/or industry outlook.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the International Securities Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles, with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While the Fund's strategy of being globally diversified may help to reduce the volatility or variability of the Fund's returns relative to another global fund which invests in fewer stocks or whose investments are focused in fewer countries or industry sectors, this strategy may not prevent a loss to the Fund if stock markets worldwide were to decline at the same time, or if a particular country where the Fund is significantly invested experiences a significant decline. Fluctuations of stock prices can be sudden and substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

FOREIGN SECURITIES RISK: Investments in foreign securities or foreign markets involve special risks and considerations. Some of these factors are also present when investing in the United States but are heightened issues when investing in non-U.S. markets and especially emerging markets. For example, such risks and considerations may include political and economic instability, nationalization, confiscatory taxation, differing accounting and financial reporting standards, the inability to obtain reliable financial information regarding a company's balance sheet and operations. In addition, international investors may experience higher commission rates on foreign portfolio transactions, potential adverse changes in tax and exchange control regulations, and the potential for restrictions on the flow of international capital. Many foreign countries impose withholding taxes on income from investments in such countries, which a portfolio may not recover. Also, fluctuations in the exchange rates between the US dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies, for example, by eroding or reversing gains or widening losses from those investments. Using stock index futures and options thereon as temporary substitutes for foreign stocks carries similar risks as direct ownership of all of the stocks in the index.

LIQUIDITY RISK: Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. In such a situation, the seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

SMALL-CAP AND MID-CAP RISK: The market risk associated with small-to mid-cap stocks is greater than that associated with larger-cap stocks because small-to mid-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-to mid-cap companies are generally dependent on a smaller number of products or services, their earnings are less predictable, and their share prices more volatile. These companies are also more likely to have limited markets or financial resources, or to depend on a small, inexperienced management group.

                              INVESTMENT GRADE FUND

                                    OVERVIEW

OBJECTIVE:   The Fund  seeks to  generate a maximum  level of income  consistent with investment in investment grade debt securities.

PRIMARY
INVESTMENT

STRATEGIES:  The Fund  primarily  invests in corporate  bonds of U.S.  companies that are rated in one of the four highest ratings categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"). Such bonds are generally called "investment grade bonds." Investment grade bonds offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may also invest to a limited extent in high yield, below investment grade bonds (commonly called "high yield bonds" or "junk bonds"). The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund's investments in foreign companies are generally limited to bonds that are dollar-denominated and traded in the U.S. (commonly called "Yankee bonds").

             The Fund selects bonds primarily on the basis of its own research and investment analysis. The Fund also takes economic and interest rate outlooks into consideration when selecting investments.

PRIMARY
RISKS: There are two main risks of investing in the Fund: credit risk and interest rate risk. The Fund's share price will decline if one or more of its bond holdings is downgraded in rating, or one or more issuers suffers a default, or there is a concern about credit downgrades or defaults in general as a result of a deterioration in the economy as a whole. The Fund's share price will also decline as interest rates rise. Like all bonds, investment grade bonds tend to rise in price when interest rates decline, and decline in price when interest rates rise. High yield bonds are subject to greater credit risk but slightly less interest rate risk than investment grade bonds. High yield bonds are also subject to greater market fluctuations. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

             AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

             How has the Investment Grade Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Investment Grade Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.


The chart below contains the following plot points:

INVESTMENT GRADE

1993      10.93%
1994      -3.53%
1995      19.69%
1996       2.84%
1997       9.81%
1998       9.15%
1999      -2.53%

During the periods shown, the highest quarterly return was 6.50% (for the quarter ended June 30, 1995), and the lowest quarterly return was -3.57% (for the quarter ended March 31, 1994). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Investment Grade Fund's shares compare to those of the Lehman Brothers Corporate Bond Index ("Corporate Bond Index") as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million. The Corporate Bond Index does not take into account fees and expenses that an investor would incur in holding the securities in the Corporate Bond Index. If it did so, the returns would be lower than those shown.

                                                                      Inception
                                    1 Year*          5 Years*         (1/7/92)
Investment Grade Fund               (2.53)%          7.54%            6.65%
Corporate Bond Index                (1.96)%          8.18%            7.14%**
*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 12/31/91 to 12/31/99.

                               THE FUND IN DETAIL

       What are the Investment Grade Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:   The Fund  seeks to  generate a maximum  level of income  consistent with investment in investment grade debt securities.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in corporate bonds of companies that are rated investment grade by Moody's or S&P ("investment grade bonds"). These are bonds that are rated among the four highest ratings categories by Moody's or S&P. Investment grade bonds generally offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may invest up to 10% of its total assets in high yield, below investment grade bonds. The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund's investments in foreign companies are generally limited to Yankee bonds. The Fund's investments in Yankee bonds are limited to 10% of its total assets.

Although the Fund may diversify among the four investment grade ratings, it may emphasize bonds with higher ratings at times when the economy appears to be weakening and bonds with lower ratings when the economy appears to be improving. The Fund adjusts the average weighted maturity of the bonds in its portfolio based on its interest rate outlook. If it believes that interest rates are likely to fall, it will attempt to buy bonds with longer maturities or sell bonds with shorter maturities. By contrast, if it believes interest rates are likely to rise, it will attempt to buy bonds with shorter maturities or sell bonds with longer maturities. The Fund also attempts to stay broadly diversified, but it may emphasize certain industry sectors based on the outlook for interest rates, economic forecasts, and market conditions. The Fund may buy or sell Treasury securities instead of investment grade corporate bonds to adjust the Fund's average weighted maturity.

Although the Fund will consider ratings assigned by ratings services in selecting investments, it relies principally on its own research and investment analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, asset quality, debt levels, and management strength. The Fund will not necessarily sell an investment if its rating is reduced. The Fund usually will sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKs: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Investment Grade Fund:

CREDIT RISk: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds, but BBB-rated bonds may have speculative characteristics as well. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payment of principal and interest.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

LIQUIDITY RISK: High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at reasonable prices, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

FOREIGN ISSUERS RISK: Foreign investments involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

                            TARGET MATURITY 2007 FUND

                                    OVERVIEW

OBJECTIVE:   The Fund  seeks a  predictable  compounded  investment  return  for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund primarily invests in non-callable zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities, that mature on or around the maturity date of the Fund. The Fund will mature and terminate at the end of the year 2007. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions.

PRIMARY
RISKS: If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

             AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                How has the Target Maturity 2007 Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

   TARGET 2007

1996      -2.16%
1997      13.38%
1998      14.97%
1999      -9.39%

During the periods shown, the highest quarterly return was 9.99% (for the quarter ended September 30, 1998), and the lowest quarterly return was -7.84% (for the quarter ended March 31, 1996). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Target Maturity 2007 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index") as of December 31, 1999. The Fund sells its shares solely to a variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown.

                                                     Inception
                                    1 Year*          (4/26/95)

Target  Maturity 2007 Fund            (9.39)%        7.72%
SB Government  Index                  (2.23)%        6.67%**
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 4/30/95 to 12/31/99.


                               THE FUND IN DETAIL

     What are the Target Maturity 2007 Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:   The Fund  seeks a  predictable  compounded  investment  return  for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds issued or guaranteed by the U.S.
government, its agencies or instrumentalities that mature on or around the maturity date of the Fund (December 31, 2007). Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or issued by private corporate issuers. The discounts from face values at which zero coupon securities are purchased varies depending on the time remaining until maturity, prevailing interest rates, and the liquidity of the security. Because the discounts from face values are known at the time of investment, investors intending to hold zero coupon securities until maturity know the value of their investment return at the time of investment, assuming full payment is made by the issuer upon maturity.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short-term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Target Maturity 2007 Fund:

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

                            TARGET MATURITY 2010 FUND

                                    OVERVIEW

OBJECTIVE:   The Fund  seeks a  predictable  compounded  investment  return  for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund primarily  invests in non-callable  zero coupon bonds that mature on or around the maturity date of the Fund and are issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund will mature and terminate at the end of the year 2010. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

PRIMARY
RISKS: If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

             AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                How has the Target Maturity 2010 Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

TARGET 2010

1997      15.86%
1998      14.36%
1999     -11.73%


During the periods shown, the highest quarterly return was 10.25% (for the quarter ended September 30, 1998), and the lowest quarterly return was -5.02% (for the quarter ended March 31, 1999). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Target Maturity 2010 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index") as of December 31, 1999. The Fund sells its shares solely to a variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown.

                                                     Inception
                                    1 Year*          (4/30/96)

Target  Maturity 2010 Fund         (11.73)%          7.53%
SB Government  Index                (2.23)%          6.21%**
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 4/30/96 to 12/31/99.

                               THE FUND IN DETAIL

     What are the Target Maturity 2010 Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:   The Fund  seeks a  predictable  compounded  investment  return  for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

PRINCIPAL  INVESTMENT  STRATEGIES:  The Fund  invests  at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or issued by private corporate issuers. The discounts from face values at which zero coupon securities are purchased varies depending on the time remaining until maturity, prevailing interest rates, and the liquidity of the security. Because the discounts from face values are known at the time of investment, investors intending to hold zero coupon securities until maturity know the value of their investment return at the time of investment, assuming full payment is made by the issuer upon maturity.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Target Maturity 2010 Fund:

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

                            TARGET MATURITY 2015 FUND

                                    OVERVIEW

OBJECTIVE:   The Fund  seeks a  predictable  compounded  investment  return  for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund primarily  invests in non-callable  zero coupon bonds that mature on or around the maturity date of the Fund and are issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund will mature and terminate at the end of the year 2015. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

PRIMARY
RISKS: If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

             AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             What about performance?

Because the Fund commenced operations on November 8, 1999, as of the date of this prospectus, it did not have a full year of performance information available.

                               THE FUND IN DETAIL

     What are the Target Maturity 2015 Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:   The Fund  seeks a  predictable  compounded  investment  return  for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

PRINCIPAL  INVESTMENT  STRATEGIES:  The Fund  invests  at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or issued by private corporate issuers. The discounts from face values at which zero coupon securities are purchased vary depending on the times remaining until maturities, prevailing interest rates, and the liquidity of the securities. Because the discounts from face values are known at the time of investment, investors intending to hold zero coupon securities until maturity know the value of their investment return at the time of investment, assuming full payment is made by the issuer upon maturity.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Target Maturity 2015 Fund:

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

                              UTILITIES INCOME FUND

                                    OVERVIEW

OBJECTIVES:  The Fund  primarily  seeks  high  current  income  and  secondarily long-term capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund concentrates its investments in stocks of public utilities companies ("utilities stocks"). The Fund attempts to diversify across all sectors of the utilities industry (i.e., electric, gas, telecommunications and water), but from time to time it will emphasize one or more sectors based on the outlook for the various sectors. While the Fund primarily invests in U.S. companies, it may invest in stocks of foreign utilities companies.

PRIMARY
RISKS: While utilities stocks tend to be regarded as less volatile than other stocks, like all stocks they fluctuate in value in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Because the Fund concentrates its investments in public utilities stocks, the value of its shares will be particularly affected by events that impact on the utilities industry, such as changes in public utilities regulation, changes in weather, and changes in interest rates. Stocks of foreign utilities companies carry additional risks including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets. An investment in the Fund could decline in value even if the market as a whole does well. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

             An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                  How has the Utilities Income Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Utilities Income Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

UTILITIES INCOME

1994      -7.24%
1995      30.26%
1996       9.57%
1997      25.07%
1998      12.58%
1999      17.41%

During the periods shown, the highest quarterly return was 12.86% (for the quarter ended December 31, 1999), and the lowest quarterly return was -6.74% (for the quarter ended March 31, 1994). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Utilities Income Fund's shares compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Standard and Poor's Utilities Index ("S&P Utilities Index") as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P Utilities Index is a capitalization-weighted index of 41 stocks designed to measure the performance of the utilities sector of the S&P 500 Index. The Indexes do not take into account fees and expenses that an investor would incur in holding the securities in the Indexes. If they did so, the returns would be lower than those shown.

                                                                       Inception
                                    1 Year*         5 Years*          (11/15/93)

Utilities Income
  Fund                              17.41%          18.73%             13.52%
S&P 500 Index                       21.04%          28.51%             23.16%
S&P Utilities Index                 (8.89)%         13.84%              9.67%
*The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

      What are the Utilities Income Fund's objectives, principal investment strategies, and principal risks?

OBJECTIVES:  The Fund  primarily  seeks  high  current  income  and  secondarily long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in stocks (including not only common stocks, but also preferred stocks) and securities convertible into stocks of companies in the utilities industry. These are securities of companies which are primarily engaged in owning or operating facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not public broadcasting or cable television). While the Fund primarily invests in U.S. companies, it may invest in stocks of foreign utilities companies. The Fund's investments in foreign utilities companies are generally limited to stocks that are dollar-denominated and traded in the U.S.

While the Fund attempts to diversify across all utilities sectors, it may emphasize a particular sector based on that sector's yield, price to earnings ratio, economic trends, and the regulatory environment. The Fund uses a "top-down" approach to selecting investments. This means that it first decides on how much of its assets to allocate to each sector of the utilities market and then identifies potential investments for each sector through fundamental research and analysis.

In selecting securities, the Fund will consider a stock's dividend potential, its price to earnings ratio, the company's management, the company's ratio of international to domestic earnings, the company's future strategies, and external factors such as demographics and mergers and acquisitions prospects. The Fund typically sells a security when its issuer shows deteriorating fundamentals, it falls short of the manager's expectations or there is a change in economic trends. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Utilities Income Fund:

MARKET RISK: Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. While utilities stocks have long been thought of as being less volatile than other stocks, like all stocks they fluctuate in value. As the utilities industry has begun to deregulate and earnings have become less predictable, utilities stocks have begun to have price fluctuations which are more like other stocks.

INDUSTRY CONCENTRATION RISK: Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by events that are peculiar to or have a greater impact on the utilities industry. Utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in national or regional weather patterns, changes in interest rates, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. Utilities stocks therefore may decline in value even if the overall market is doing well.

SECTOR CONCENTRATION RISK: Because the Fund may concentrate its portfolio in one sector of the utilities industry, its share value could decline if one sector of the utilities industry does poorly even if the industry does well as a whole.

DEREGULATION/COMPETITION RISK: Regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and lines of business, creating competitors and new areas of competition. As a result, certain utilities companies earn more than their traditional, regulated rates of return, while others are forced to defend their core business from competition and are less profitable. Some utilities companies may not be able to recover the costs of facilities built or acquired prior to the date of deregulation. This is known as the "stranded assets" problem.

INTEREST RATE RISK: Utilities stocks tend to be more interest rate sensitive than other stocks. As interest rates increase, utilities stocks tend to decline in value.

FOREIGN ISSUERS RISK: Stock of foreign utilities companies carry additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to each of the Funds in the Life Series Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 48 mutual funds or series of funds with total net assets of over $5 billion. Except as noted below, FIMCO supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. For the fiscal year ended December 31, 1999, FIMCO received advisory fees as follows: 0.75% of average daily net assets for Blue Chip Fund; 0.60% of average daily net assets, net of waiver, for Cash Management Fund; 0.75% of average daily net assets for Discovery Fund; 0.75% of average daily net assets for Focused Equity Fund; 0.60% of average daily net assets, net of waiver, for Government Fund; 0.75% of average daily net assets for Growth Fund; 0.75% of average daily net assets for High Yield Fund; 0.75% of average daily net assets for International Securities Fund; 0.60% of average daily net assets, net of waiver, for Investment Grade Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2007 Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2010 Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2015 Fund; and 0.60% of average daily net assets, net of waiver, for Utilities Income Fund. The gross advisory fees (fees before any applicable waivers) are set forth in the Separate Account prospectus which is attached to this prospectus.

Dennis T. Fitzpatrick serves as Co-Portfolio Manager of the Blue Chip Fund. Mr. Fitzpatrick also serves as Co-Portfolio Manager to certain other First Investors Funds. Mr. Fitzpatrick has been a member of FIMCO's investment management team since 1995. During 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. From 1988 to 1995, he was Northeast Surety Manager at American International Group.

Andrew Wedeck serves as Co-Portfolio Manager of the Blue Chip Fund. Mr. Wedeck also serves as Co-Portfolio Manager to certain other First Investors Funds. From April 1999 to November 1999, Mr. Wedeck was a Research Analyst at Cramer Rosenthal McGlynn. From April 1998 to March 1999, Mr. Wedeck was a personal money management consultant for family members. From 1995 to March 1998, Mr. Wedeck was an Equity Analyst at Stechler & Company.

Clark D. Wagner serves as Portfolio Manager of Government Fund, Target Maturity 2007 Fund, Target Maturity 2010 Fund, and Target Maturity 2015 Fund, and Co-Portfolio Manager of Investment Grade Fund. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

Patricia D. Poitra, Director of Equities, serves as Co-Portfolio Manager of the Discovery Fund. Ms. Poitra also serves as Portfolio Manager of certain other First Investors Funds. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst.

David A. Hanover serves as Co-Portfolio Manager of the Discovery Fund. Mr. Hanover also serves as Co-Portfolio Manager of another First Investors Fund. From 1997 to August 1998, Mr. Hanover was a Portfolio Manager and Analyst at Heritage Investors Management Corporation. From 1994 to 1996, Mr. Hanover was Co-Portfolio Manager and Analyst at Psagot Mutual Funds and in 1993 he was an International Equity Investments Summer Associate at Howard Hughes Medical Institute.

George V. Ganter serves as Co-Portfolio Manager of the Investment Grade Fund. Mr. Ganter also serves as Co-Portfolio Manager to another First Investors Fund. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.

Nancy W. Jones serves as Portfolio Manager of the High Yield Fund. Ms. Jones also serves as Portfolio Manager of certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.

Matthew S. Wright serves as Portfolio Manager of the Utilities Income Fund. Mr. Wright also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wright joined FIMCO in February 1996 as an Equity Analyst. From May 1995 to January 1996, Mr. Wright was an Analyst at Fuji Bank. From June 1994 to April 1995, he was Market Editor of Bloomberg Magazine and from September 1991 to June 1994, he was Editor/Reporter for Bloomberg Business News.

FIMCO and Life Series Fund have retained Wellington Management Company, LLP ("WMC") as investment subadviser to the Growth Fund and the International Securities Fund. WMC has discretionary trading authority over all of the assets of the Growth Fund and the International Securities Fund, subject to continuing oversight and supervision by FIMCO and the Board of Directors. WMC is located at 75 State Street, Boston, MA 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1999, WMC held investment management authority with respect to $235.5 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 60 investment companies or series of such companies, with net assets of approximately $170 billion. The Growth Fund is managed by WMC's Growth Investment Team, a group of equity portfolio managers and senior investment professionals. The International Securities Fund is managed by Trond Skramstad, Senior Vice President of WMC and Chairman of the firm's Global Equity Strategy Group. Mr. Skramstad joined WMC in 1993.

FIMCO and the Focused Equity Fund have retained Arnhold and S. Bleichroeder, Inc. ("ASB") as the Fund's investment subadviser. ASB has discretionary trading authority over all of the Focused Equity Fund's assets, subject to continuing oversight and supervision by FIMCO and the Board of Directors. ASB is located at 1345 Avenue of the Americas, New York, NY 10105. ASB and its affiliates currently provide investment advisory services to investment companies, institutions and private clients. As of December 31, 1999, ASB and its affiliates held investment management authority with respect to approximately $7 billion of domestic and international assets. The Focused Equity Fund is managed by Colin G. Morris, Senior Vice President of ASB, who has been responsible for the management of various ASB clients since January 1993. Prior to joining ASB in 1992, Mr. Morris was a partner at Mabon Securities, with responsibility over arbitrage investments from 1988 to 1992.


                            BUYING AND SELLING SHARES

                  How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

In valuing its assets, each Fund other than Cash Management Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds. The Cash Management Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share. Because the International Securities Fund invests in securities that are primarily listed on foreign exchanges that trade on days when the Fund is not open, the NAV of the Fund's shares may change on days on which you are not able to purchase or redeem the Fund's shares.

                          How do I buy and sell shares?

Investments in each of the Funds may only be made through purchases of variable annuity contracts or variable life insurance policies offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into specified unit investment trusts, Separate Account C or Separate Account D. Variable life insurance policy premiums, less certain expenses, are paid into a unit investment trust, Separate Account B. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchases of the variable annuity contracts or variable life insurance policies.

For information about how to buy or sell the variable annuity contracts and variable life insurance policies, see the Separate Account prospectus which is attached to this prospectus. It will describe not only the process for buying and selling contracts and policies but also the fees and charges involved. This prospectus is not valid unless a Separate Account prospectus is attached hereto.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

The Separate Accounts which own the shares of the Funds' will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the appropriate Separate Account in additional shares of the Fund.

Except for Cash Management Fund, to the extent that they have net investment income, each Fund will declare and pay, on an annual basis, dividends from net investment income. To the extent that the Cash Management Fund has net investment income, the Fund will declare daily and pay monthly dividends from net investment income. Each Fund will declare and distribute any net realized capital gains, on an annual basis, usually after the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

                                What about taxes?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Accounts. There are tax consequences associated with investing in the variable annuity contracts and variable life insurance policies. These are discussed on the attached Separate Account prospectus.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.

---------------------------------------------------------------------------------------------------------------
                                                    PER SHARE DATA
                          -------------------------------------------------------------------------------------
                                                                             Less Distributions
                                      Income from Investment Operations             from
                                    -----------------------------------    ----------------------
                                             Net Realized
                                                      and
                   Net Asset                   Unrealized
                       Value           Net     Gain (Loss)    Total from           Net         Net        Total
Year Ended         Beginning    Investment             on     Investment    Investment    Realized      Distri-
December 31        of Period        Income     Investments    Operations        Income       Gains      butions
---------------------------------------------------------------------------------------------------------------

BLUE CHIP
---------
1995 . . . . . .      $13.75         $.26        $4.11          $4.37          $.19         $95     $ 1.14
1996 . . . . . .       16.98          .22         3.31           3.53           .25           .49      .74
1997 . . . . . .       19.77          .19         4.88           5.07           .22           .91     1.13
1998 . . . . . .       23.71          .17         4.05           4.22           .19          1.49     1.68
1999 . . . . . .       26.25          .12         6.38           6.50           .18           .43      .61

CASH MANAGEMENT
---------------
1995 . . . . . .       $1.00         $.054       $--             $.054         $.054        $--      $ .054
1996 . . . . . .        1.00          .049        --              .049          .049         --        .049
1997 . . . . . .        1.00          .050        --              .050          .050         --        .050
1998 . . . . . .        1.00          .049        --              .049          .049         --        .049
1999 . . . . . .        1.00          .046        --              .046          .046         --        .046

DISCOVERY
---------
1995 . . . . . .      $19.86         $.11        $4.62          $4.73          $.06         $1.26    $1.32
1996 . . . . . .       23.27          .13         2.66           2.79           .11           .89     1.00
1997 . . . . . .       25.06          .08         3.93           4.01           .14          1.16     1.30
1998 . . . . . .       27.77          .09          .79            .88           .08          1.83     1.91
1999 . . . . . .       26.74         (.06)        7.47           7.41           .09           .10      .19

FOCUSED EQUITY
--------------
11/08/99* to
12/31/99 . . . .      $10.00        $(.01)        $.26           $.25          $--          $--      $--


(a)  Annualized.
*  Commencement of operations.
** Based on average shares outstanding during the year.
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1999.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

------------------------------------------------------------------------------------------------------------------------
                                           RATIOS / SUPPLEMENTAL DATA
     -------------------------------------------------------------------------------------------------------------------


                                                                             Ratio to Average Net Assets
                                                    Ratio to Average         Before Expenses Waived or
                                                      Net Assets +                    Assumed
                                                 -----------------------     ---------------------------

    Net Asset                                                           Net                          Net
        Value         Total         Net Assets                   Investment                   Investment     Portfolio
       End of     Return ++      End of Period       Expenses    Income (%)                       Income      Turnover
       Period           (%)      (in millions)            (%)                  Expenses (%)          (%)      Rate (%)
-------------- -------------- ----------------- -------------- ------------- --------------- ------------ -------------


       $16.98      34.00                 $67         .86         1.91            N/A             N/A                26
        19.77      21.52                 100         .84         1.39            N/A             N/A                45
        23.71      26.72                 154         .81          .99            N/A             N/A                63
        26.25      18.66                 205         .82          .79            N/A             N/A                91
        32.14      25.32                 275         .81          .45            N/A             N/A                91


        $1.00       5.51                  $4         .60         5.36            1.10            4.86              N/A
         1.00       5.00                   4         .60         4.89            1.11            4.38              N/A
         1.00       5.08                   5         .70         4.97            1.06            4.61              N/A
         1.00       5.02                   7         .70         4.89             .99            4.60              N/A
         1.00       4.67                  10         .70         4.61             .91            4.40              N/A


       $23.27      25.23                 $51         .87          .63            N/A             N/A                78
        25.06      12.48                  71         .85          .63            N/A             N/A                98
        27.77      16.84                 100         .82          .34            N/A             N/A                85
        26.74       3.05                 114         .83          .36            N/A             N/A               121
        33.96      27.97                 148         .83         (.24)           N/A             N/A               109


       $10.25       2.50                  $2        1.59(a)     (1.39)(a)        N/A             N/A                12


------------------------------------------------------------------------------------------------------------------------------------
                                                                      PER SHARE DATA
                            --------------------------------------------------------------------------------------------------------

                                                  Income from Investment Operations        Less Distributions from
                                                ------------------------------------     ---------------------------


                                                             Net Realized
                                                                      and       Total from         Net
                                 Net Asset          Net        Unrealized       Investment      Invest-            Net         Total
                                     Value       Invest        Gain (Loss       Operations         ment       Realized       Distri-
                               Beginning of        ment                on                        Income          Gains       butions
Year Ended December 31              Period       Income       Investments
--------------------------- --------------- ------------ ---------------- ---------------- ------------ -------------- -------------

GOVERNMENT
1995 . . . . . . . . . .             $9.70       $.66            $.78            $1.44            $.62            $--          $.62
1996   . . . . . . . . .             10.52        .68            (.33)             .35             .68             --           .68
1997 . . . . . . . . . .             10.19        .72             .11              .83             .69             --           .69
1998 . . . . . . . . . .             10.33        .66**           .08              .74             .66             --           .66
1999 . . . . . . . . . .             10.41        .61            (.51)             .10             .59             --           .59

GROWTH
1995 . . . . . . . . . .            $16.73       $.18           $3.94            $4.12            $.09           $.29          $.38
1996 . . . . . . . . . .             20.47        .18            4.68             4.86             .18            .59           .77
1997 . . . . . . . . . .             24.56        .15            6.57             6.72             .18           1.86          2.04
1998 . . . . . . . . . .             29.24        .10            7.69             7.79             .15           1.10          1.25
1999 . . . . . . . . . .             35.78        .05            8.97             9.02             .10           1.64          1.74

HIGH YIELD
1995 . . . . . . . . . .            $10.58      $1.00            $.95            $1.95            $.96            $--          $.96
1996 . . . . . . . . . .             11.57       1.02             .35             1.37            1.01             --          1.01
1997 . . . . . . . . . .             11.93        .98             .41             1.39            1.02             --          1.02
1998 . . . . . . . . . .             12.30       1.00            (.62)             .38             .98             --           .98
1999. . . . . . . . . . .            11.70       1.09            (.56)             .53            1.02            .02          1.04



(a)  Annualized.
*  Commencement of operations.
** Based on average shares outstanding during the year.
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1999
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

------------------------------------------------------------------------------------------------------
                                     RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------


                                                                    Ratio to Average Net
                                                                       Assets Before
                                              Ratio to Average       Expenses Waived or
                                                Net Assets +              Assumed
                                            --------------------   ----------------------
                             Net Assets                     Net                     Net
    Net Asset                    End of                 Invest-                 Invest-
        Value        Total       Period                    ment                    ment     Portfolio
       End of    Return ++          (in     Expenses     Income     Expenses     Income      Turnover
       Period          (%)    millions)          (%)        (%)          (%)        (%)      Rate (%)
-------------- ------------ ------------ ------------ ---------- ------------ ---------- -------------

       $10.52     15.63             $10         .40       6.79       .93         6.26            198
        10.19      3.59               9         .60       6.75       .94         6.41            199
        10.33      8.61               9         .60       6.95       .92         6.63            134
        10.41      7.54              11         .70       6.59       .87         6.42            107
         9.92      1.05              11         .76       6.07       .91         5.92             69


       $20.47     25.12             $51         .88       1.11       N/A         N/A              64
        24.56     24.45              79         .85        .92       N/A         N/A              49
        29.24     29.28             128         .82        .64       N/A         N/A              27
        35.78     27.35             187         .82        .34       N/A         N/A              26
        43.06     26.47             262         .81        .14       N/A         N/A              38


       $11.57     19.82             $42         .87       9.86       N/A         N/A              57
        11.93     12.56              49         .85       9.43       N/A         N/A              34
        12.30     12.47              60         .83       8.88       N/A         N/A              40
        11.70      3.15              65         .83       8.93       N/A         N/A              42
        11.19      4.95              68         .82       9.83       N/A         N/A              33



---------------------------- -------------------------------------------------------------------------------------------
                                                                   PER SHARE DATA
                             -------------------------------------------------------------------------------------------

                                                                                       Less Distributions
                                          Income from Investment Operations                   from
                                          ----------------------------------         ----------------------

                                                          Net Realized
                                                                   and
                                                            Unrealized
                               Net Asset    Net            Gain (Loss)    Total from            Net
                                   Value  Investment                on    Investment     Investment        Net     Total
Year Ended                     Beginning  Income           Investments    Operations         Income   Realized   Distri-
December 31                    of Period                                                                 Gains   butions
---------------------------- ------------ ------------- --------------- ------------- -------------- ---------- ----------

INTERNATIONAL SECURITIES
1995 . . . . . . . . . . .        $13.51       $.19           $2.25           $2.44        $.12        $.25        $.37
1996   . . . . . . . . . .         15.58        .18            2.12            2.30         .19         .50         .69
1997 . . . . . . . . . . .         17.19        .18            1.26            1.44         .20        1.52        1.72
1998 . . . . . . . . . . .         16.91        .12            2.87            2.99         .16         .86        1.02
1999 . . . . . . . . . . .         18.88        .15            5.74            5.89         .12         .03         .15

INVESTMENT GRADE
1995 . . . . . . . . . . .        $10.31       $.67           $1.28           $1.95        $.53         $--        $.53
1996 . . . . . . . . . . .         11.73        .72            (.42)            .30         .67          --         .67
1997 . . . . . . . . . . .         11.36        .74             .31            1.05         .74          --         .74
1998 . . . . . . . . . . .         11.67        .68**           .33            1.01         .71          --         .71
1999 . . . . . . . . . . .         11.97        .69            (.98)           (.29)        .70         .01         .71

TARGET MATURITY 2007
4/26/95* to 12/31/95  . .         $10.00      $ .26          $ 2.00           $2.26          $--        $--         $--
1996 . . . . . . . . . . .         12.26        .56            (.83)           (.27)        .23         .05         .28
1997 . . . . . . . . . . .         11.71        .59             .90            1.49         .57          --         .57
1998 . . . . . . . . . . .         12.63        .61            1.20            1.81         .61          --         .61
1999. . . . . . . . . . .          13.83        .66           (1.93)          (1.27)        .62          --         .62

TARGET MATURITY 2010
4/30/96* to 12/31/96 . . .        $10.00      $ .26          $  .90           $1.16         $--         $--          --
1997 . . . . . . . . . . .         11.16        .45            1.29            1.74         .20          --         .20
1998 . . . . . . . . . . .         12.70        .51            1.25            1.76         .48         .01         .49
1999 . . . . . . . . . . .         13.97        .65           (2.26)          (1.61)        .51          --         .51

TARGET MATURITY 2015
11/08/99* to 12/31/99 . .         $10.00      $ .04          $ (.53)          $(.49)       $--          $--          --

UTILITIES INCOME
1995 . . . . . . . . . . .         $9.19       $.28           $2.46           $2.74        $.19         $--        $.19
1996 . . . . . . . . . . .         11.74        .32             .78            1.10         .27          --         .27
1997 . . . . . . . . . . .         12.57        .37            2.64            3.01         .36         .27         .63
1998 . . . . . . . . . . .         14.95        .32            1.46            1.78         .35         .55         .90
1999 . . . . . . . . . . .         15.83        .31            2.25            2.56         .33         .51         .84



(a)  Annualized.
*  Commencement of operations.
** Based on average shares outstanding during the year.
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1999.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.


--------------------------------------------------------------------------------------------------------
                                         RATIOS / SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------


                                                                     Ratio to Average Net
                                                                       Assets Before
                                             Ratio to Average        Expenses Waived or
                                               Net Assets +               Assumed
                                             ----------------        --------------------

                              Net Assets                    Net
    Net Asset                     End of                 Invest-                   Invest
        Value        Total        Period                    ment                     ment     Portfolio
       End of    Return ++           (in     Expenses     Income    Expenses       Income      Turnover
       Period          (%)     millions)          (%)        (%)         (%)          (%)      Rate (%)
-------------- ------------ ------------- ------------ ---------- ------------- ---------- -------------

       $15.58      18.70             $41        1.02       1.42         N/A         N/A              45
        17.19      15.23              58        1.12       1.25         N/A         N/A              67
        16.91       9.09              74        1.13       1.15         N/A         N/A              71
        18.88      18.18              92        1.15        .75         N/A         N/A             109
        24.62      31.46             127         .98        .76         N/A         N/A             118


       $11.73      19.69             $16         .51       6.80          .91        6.40             26
        11.36       2.84              16         .60       6.47          .88        6.19             19
        11.67       9.81              17         .60       6.54          .87        6.27             41
        11.97       9.15              22         .68       5.97          .84        5.81             60
        10.97      (2.53)             21         .68       6.12          .83        5.97             27


       $12.26      22.60             $10         .04(a)    6.25(a)       .87(a)     5.42(a)          28
        11.71      (2.16)             15         .60       6.05          .82        5.83             13
        12.63      13.38              20         .60       5.91          .82        5.69              1
        13.83      14.97              26         .67       5.18          .83        5.02              1
        11.94      (9.39)             25         .69       5.47          .84        5.32              2


       $11.16      11.60              $2         .60(a)    6.05(a)       .98(a)     5.67(a)           0
        12.70      15.86               5         .60       5.88          .87        5.61             13
        13.97      14.36               9         .67       4.90          .82        4.75              0
        11.85     (11.73)              9         .71       5.48          .86        5.33              9

        $9.51      (4.90)            $ 1        1.38(a)    4.24(a)      1.64(a)     3.98(a)           0


       $11.74      30.26             $15         .41       4.23          .91        3.73             17
        12.57       9.57              24         .60       3.48          .86        3.22             45
        14.95      25.07              34         .67       3.12          .85        2.94             64
        15.83      12.58              50         .73       2.61          .85        2.49            105
        17.55      17.41              70         .65       2.12          .80        1.97             53


 [First Investors Logo]

LIFE SERIES FUND
         BLUE CHIP
         CASH MANAGEMENT
         DISCOVERY
         FOCUSED EQUITY
         GOVERNMENT
         GROWTH
         HIGH YIELD
         INTERNATIONAL SECURITIES
         INVESTMENT GRADE
         TARGET MATURITY 2007
         TARGET MATURITY 2010
         TARGET MATURITY 2015
         UTILITIES INCOME

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198 Telephone: 1-800-423-4026

You can review and copy Fund documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

                                       (Investment  Company Act File No.:  First
                                       Investors Life Series Fund 811-4325)

                             [FIRST INVESTORS LOGO]

                                 95 Wall Street

                            New York, New York 10005

                                 (212) 858-8200

[FIRST INVESTORS LOGO]

                                   Tax Tamer I
                                       and
                                  Tax Tamer II






This booklet contains two prospectuses. The first prospectus is for Individual Variable Annuity Fund C (Separate Account C) and Fund D (Separate Account D) Contracts, which we call Tax Tamer I and Tax Tamer II, respectively. The second prospectus is for the Life Series Fund, which provides the underlying investment options for the Individual Variable Annuity Contracts offered through Separate Accounts C and D.


THE DATE OF THIS PROSPECTUS IS APRIL 28, 2000.

                                    CONTENTS*

                  VARIABLE ANNUITY FUND C AND FUND D PROSPECTUS


    GLOSSARY OF SPECIAL TERMS.................................................2
    FEE TABLES................................................................3
    CONDENSED FINANCIAL INFORMATION...........................................6
    OVERVIEW.................................................................10
       How the Contracts Work................................................10
       Who We Are............................................................11
       Who Should Consider Purchasing a Contract.............................12
       Risk and Reward Considerations........................................12
    THE CONTRACTS IN DETAIL..................................................12
       Purchase Payments.....................................................13
       Allocation of Net Purchase Payments to Subaccount(s)..................13
       Sales Charge..........................................................13
       Mortality and Expense Risk Charges....................................15
       Other Charges.........................................................15
       The Accumulation Period...............................................16
       The Annuity Period....................................................18
       Ten-Day Revocation Right..............................................21
    TAX INFORMATION..........................................................21
       General...............................................................21
       Non-Qualified Contracts...............................................21
       Qualified Plan Contracts..............................................23
       Withholding...........................................................23
       Our Tax Status........................................................23
    PERFORMANCE INFORMATION..................................................23
    OTHER INFORMATION........................................................24
       Voting Rights.........................................................24
       Reservation of Rights.................................................25
       Distribution of Contracts.............................................25
       Financial Statements..................................................26
    TABLE OF CONTENTS OF THE STATEMENTS OF ADDITIONAL INFORMATION............27
    APPENDIX I...............................................................27















-----------------------------
*A Table of Contents for the Life Series Fund prospectus can be found at page ii of that prospectus.

Individual Variable Annuity Contracts
Offered By
First Investors Life Insurance Company

("First Investors Life")

Through

First Investors Life Variable Annuity Fund C (Separate Account C)
First Investors Life Variable Annuity Fund D (Separate Account D)
95 Wall Street, New York, New York 10005/(212) 858-8200


         This Prospectus describes deferred Variable Annuity Contracts (the "Contracts") offered by First Investors Life Insurance Company which provide you with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter to annuitize your accumulated cash value if you so elect. If you elect to annuitize, the Contracts offer several options under which you can receive annuity payments for life.


         The Contracts invest in the same underlying investment portfolios. Whether you invest in a Separate Account C or Separate Account D Contract, you allocate your purchase payments (less certain charges) to one of the thirteen "Subaccounts." Each of these Subaccounts invests in a corresponding "Fund" of First Investors Life Series Fund. The amount you accumulate depends upon the performance of the Subaccounts in which you invest. You bear all of the investment risk, which means that you could lose money.

         The Contracts differ in that they have (a) different sales charge structures (b) different death benefits and (c) different expenses. The Contracts also have different minimum investments. The Separate Account C
Contract may be purchased with as little as $2,000. The Separate Account D Contracts require a minimum investment of $25,000.

         THE INTERNAL REVENUE SERVICE MAY ASSESS A PENALTY ON EARLY WITHDRAWAL. THE CONTRACTS PROVIDE YOU WITH A 10-DAY REVOCATION RIGHT.


         Please read this Prospectus and keep it for future reference. It contains important information that you should know before buying a Contract. We filed a Statement of Additional Information ("SAI"), dated April 28, 2000, with the Securities and Exchange Commission. We incorporate the SAI by reference into this Prospectus. See page 27 of this Prospectus for the SAI Table of Contents. You can get a free SAI by contacting us at the address or telephone number shown above.


     The  Securities  and Exchange  Commission  has not approved or  disapproved
these   securities   or  passed  on  the  adequacy  of  this   Prospectus.   Any
representation to the contrary is a criminal offense.

     This Prospectus is valid only if attached to the current prospectus for First Investors Life Series Fund ("Life Series Fund").


                 The date of this Prospectus is April 28, 2000.

                            GLOSSARY OF SPECIAL TERMS

         ACCUMULATED VALUE - The value of all the Accumulation Units credited to the Contract.

         ACCUMULATION PERIOD - The period between the date of issue of a Contract and the Annuity Commencement Date.

         ACCUMULATION UNIT - A unit that measures the value of a Contractowner's interest in a Subaccount of Separate Account C or Separate Account D before the Annuity Commencement Date.

         ADDITIONAL PAYMENT - A purchase payment made to First Investors Life after issuance of a Contract.

         ANNUITANT - The person who is designated to receive annuity payments or who is actually receiving annuity payments.

         ANNUITY COMMENCEMENT DATE - The date on which we begin making annuity payments.

         ANNUITY UNIT - A unit that determines the amount of each annuity payment after the first annuity payment.

         BENEFICIARY - The person who is designated to receive any benefits under a Contract upon the death of the Annuitant or the Contractowners.

         CONTRACT - An individual variable annuity contract offered by this Prospectus.

         CONTRACTOWNER - The person or entity with legal rights of ownership of the Contract.

         FIXED ANNUITY - An annuity with annuity payments that remain fixed as to dollar amount throughout the payment period.

         GENERAL ACCOUNT - All assets of First Investors Life other than those allocated to Separate Account C, Separate Account D and other segregated investment accounts of First Investors Life.

         JOINT ANNUITANT - The designated second person under a joint and survivor life annuity.

         PURCHASE PAYMENT - A payment made to First Investors Life to purchase a Contract.

         SEPARATE ACCOUNT C - The segregated investment account entitled "First Investors Life Variable Annuity Fund C," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

         SEPARATE ACCOUNT D - The segregated investment account entitled "First Investors Life Variable Annuity Fund D," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the 1940 Act.

         SUBACCOUNT - A segregated investment subaccount under Separate Account C or Separate Account D that corresponds to a fund of the Life Series Fund. The assets of a Subaccount are invested in shares of the corresponding fund of the Life Series Fund.

         VALUATION DATE - Any date on which the New York Stock Exchange ("NYSE") is open for regular trading. Each Valuation Date ends as of the close of regular trading on the NYSE (normally 4:00 P.M., Eastern Time). The NYSE currently observes the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         VALUATION PERIOD - The period beginning at the end of any Valuation Date and extending to the end of the next Valuation Date.

         VARIABLE ANNUITY - An annuity with annuity payments that vary in dollar amount, in accordance with the net investment experience of the Subaccounts, throughout the payment period.

         WE (and Our) - First Investors Life Insurance Company.

         YOU (AND YOUR) - The prospective contractowner.

                                   FEE TABLES



      The two tables below are provided to help you understand the various charges and expenses you will directly or indirectly bear in purchasing a contract. The tables show how the charges and expenses for the Contract funded through Separate Account C ("Separate Account C Contracts") differ from those of the Contract funded through Separate Account D ("Separate Account D Contracts"). The following table reflects the charges and expenses of the relevant Separate Account. The table on the next page reflects the fees and expenses of the series (each a "Fund" and collectively "Funds") of the Life Series Fund in which the Separate Accounts invest. The Fee Tables reflect expenses expected to be incurred in 2000.


SEPARATE ACCOUNT EXPENSES


SEPARATE ACCOUNT C (FRONT-LOADED CONTRACT)              SEPARATE ACCOUNT D (BACK-LOADED CONTRACT)
CONTRACTOWNER TRANSACTION EXPENSES                      CONTRACTOWNER TRANSACTION EXPENSES
----------------------------------                      ----------------------------------
Maximum Sales Load Imposed on Purchases (as a           Maximum Sales Load Imposed on Purchases (as a
percentage of purchase payment)................7.00%    percentage of purchase payments)..........None
Maximum Contingent Deferred Sales Charge.......None     Maximum Contingent Deferred Sales Charge.7.00%*
Annual Contract Maintenance Charge.............None     Annual Contract Maintenance Charge.......$30.00**


SEPARATE ACCOUNT C ANNUAL EXPENSES (AS A                SEPARATE ACCOUNT D ANNUAL EXPENSES (AS A
PERCENTAGE OF AVERAGE ACCOUNT VALUE)                    PERCENTAGE OF AVERAGE ACCOUNT VALUE)
------------------------------------                    ------------------------------------
Mortality and Expense Risk Charges.............1.00%    Mortality and Expense Risk Charges.......1.25%
Other Charges..................................0.00%+   Administrative Charge.................... .15%
Total Separate Account Annual Expenses.........1.00%                                           =======
                                                        Total Separate Account Annual Expenses...1.40%

* The maximum contingent deferred sales charge ("CDSC") is a percentage of the value of the Accumulation Units surrendered (not to exceed the aggregate amount of the purchase payments made for the Units). The charge decreases 1% each year so that there is no charge after seven years. Each year you may withdraw ("surrender") up to 10% of total purchase payments without a CDSC. For purposes of computing the CDSC, Units are considered to be redeemed in the order in which they were purchased (i.e., first-in, first-out).

** We deduct the Contract Maintenance Charge of $30 from the Accumulated Value, except that this charge will not exceed 2% of that value. For more information, see "Contract Maintenance Charge."

+ We may deduct an administrative charge if the Accumulated Value of a Contract is less than $1,500 (see "Administrative Charge").

   For more complete descriptions of the various charges and expenses shown, please refer to "THE CONTRACTS IN DETAIL -- Sales Charge, Mortality and Expense Risk Charges, and Other Charges." In addition, Premium taxes may apply (see "Other Charges").

FUND ANNUAL EXPENSES

(as a percentage of Fund average net assets)

These expenses are the same whether you invest in a Separate Account C or Separate Account D Contract.



                                                                                                Fee Waiver
                                                                             Total Fund      and/or Expense
                                             Management       Other           Operating         Assumption          Net
                                              Fee(1)       Expenses(2)       Expenses(3)           (1)(2)        Expenses(3)
                                              ------       -----------       -----------           ------        -----------
Blue Chip Fund                                 0.75%           0.06%             0.81%               N/A            N/A
Cash Management Fund                           0.75%           0.16%             0.91%             0.21%          0.70%
Discovery Fund                                 0.75%           0.08%             0.83%               N/A            N/A
Focused Equity Fund                            0.75%           0.08%             0.83%               N/A            N/A
Government Fund                                0.75%           0.16%             0.91%             0.15%          0.76%
Growth Fund                                    0.75%           0.06%             0.81%               N/A            N/A
High Yield Fund                                0.75%           0.07%             0.82%               N/A            N/A
International Securities Fund                  0.75%           0.23%             0.98%               N/A            N/A
Investment Grade Fund                          0.75%           0.08%             0.83%             0.15%          0.68%
Target Maturity 2007 Fund                      0.75%           0.09%             0.84%             0.15%          0.69%
Target Maturity 2010 Fund                      0.75%           0.11%             0.86%             0.15%          0.71%
Target Maturity 2015 Fund                      0.75%           0.11%             0.86%             0.15%          0.71%
Utilities Income Fund                          0.75%           0.05%             0.80%               N/A            N/A


 (1)    For the  fiscal  year  ended  December  31,  1999,  the  Adviser  waived
        Management Fees in excess of 0.60% for Cash Management Fund, in excess of 0.60% for Government Fund, in excess of 0.60% for Investment Grade Fund, in excess of 0.60% for Target Maturity 2007 Fund, in excess of 0.60% for Target Maturity 2010 Fund, and in excess of 0.60% for Utilities Income Fund. The Adviser has contractually agreed with Life Series Fund to waive Management Fees in excess of 0.60% for Cash Management Fund, in excess of 0.60% for Government Fund, in excess of 0.60% for Investment Grade Fund, in excess of 0.60% for Target Maturity 2007 Fund, in excess of 0.60% for Target Maturity 2010 Fund, and in excess of 0.60% for Target Maturity 2015 Fund for the fiscal year ending December 31, 2000.

(2) For the fiscal year ended December 31, 1999, the Adviser assumed certain Other Expenses in excess of 0.10% for Cash Management Fund. The Adviser has contractually agreed with Life Series Fund to assume Other Expenses in excess of 0.10% for Cash Management Fund for the fiscal year ending December 31, 2000.


(3) Each Fund, other than International Securities Fund, has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses or Net Expenses.

EXAMPLE (Separate Account C Contract)

If you surrender your Contract (or if you annuitize) for the number of years shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:



                                              1 year          3 years         5 years         10 years
                                              ------          -------         -------         --------
Blue Chip Subaccount.........................   $87            $123             $161            $268
Cash Management Subaccount...................    86             124              164             276
Discovery Subaccount.........................    87             124              162             270
Focused Equity Subaccount....................    87             124              162             270
Government Subaccount........................    87             124              165             277
Growth Subaccount............................    87             123              161             268
High Yield Subaccount........................    87             123              162             269
International Securities Subaccount..........    89             128              169             284
Investment Grade Subaccount..................    86             122              161             269
Target Maturity 2007 Subaccount..............    86             122              161             270
Target Maturity 2010 Subaccount..............    86             123              162             272
Target Maturity 2015 Subaccount..............    86             123              162             272
Utilities Income Subaccount..................    87             123              161             267


EXAMPLE (Separate Account D Contract)

The expenses you incur in purchasing a Separate Account D Contract would depend upon whether or not you surrender your contract. If you surrender your Contract at the end of the period shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                              1 year          3 years         5 years         10 years
                                              ------          -------         -------         --------

Blue Chip Subaccount.........................  $122            $209             $298            $554
Cash Management Subaccount...................   121             210              302             563
Discovery Subaccount.........................   123             210              299             556
Focused Equity Subaccount....................   123             210              299             556
Government Subaccount........................   122             211              302             563
Growth Subaccount............................   122             209              298             554
High Yield Subaccount........................   123             209              299             555
International Securities Subaccount..........   124             214              307             572
Investment Grade Subaccount..................   121             208              298             555
Target Maturity 2007 Subaccount..............   121             209              299             556
Target Maturity 2010 Subaccount..............   121             209              300             558
Target Maturity 2015 Subaccount..............   121             209              300             558
Utilities Income Subaccount..................   122             209              298             553


If you do not surrender your contract (or if you annuitize) at the end of the period shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                              1 year          3 years         5 years         10 years
                                              ------          -------         -------         --------

Blue Chip Subaccount.........................   $52            $159             $268            $554
Cash Management Subaccount...................    51             160              272             563
Discovery Subaccount.........................    53             160              269             556
Focused Equity Subaccount....................    53             160              269             556
Government Subaccount........................    52             161              272             563
Growth Subaccount............................    52             159              268             554
High Yield Subaccount........................    53             159              269             555
International Securities Subaccount..........    54             164              277             572
Investment Grade Subaccount..................    51             158              268             555
Target Maturity 2007 Subaccount..............    51             159              269             556
Target Maturity 2010 Subaccount..............    51             159              270             558
Target Maturity 2015 Subaccount..............    51             159              270             558
Utilities Income Subaccount..................    52             159              268             553



     YOU SHOULD NOT CONSIDER THE EXPENSES IN THE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE MORE OR LESS THAN THOSE SHOWN.

                         CONDENSED FINANCIAL INFORMATION

TABLE 1:  SEPARATE ACCOUNT C


     This table shows the Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount of Separate Account C, at the dates shown. The Accumulation Unit Value for each Subaccount was initially set at $10.00 on October 16, 1990, except as follows: Investment Grade Subaccount and Government Subaccount, January 7, 1992; Utilities Income Subaccount, November 16, 1993; Target Maturity 2007 Subaccount, April 24, 1995; Target Maturity 2010 Subaccount, April 29, 1996; and Focused Equity Subaccount and Target Maturity 2015 Subaccount, November 8, 1999.



                                                                                            Number of
                                                                       Accumulation        Accumulation
     Subaccount                                    At                  Unit Value($)          Units
-------------------------------------------------------------------------------------------------------------------

Blue Chip Subaccount......................   December 31, 1990           10.74931759         144,049.8
                                             December 31, 1991           13.42731580         561,758.4
                                             December 31, 1992           14.18287684       1,085,254.0
                                             December 31, 1993           15.23373431       1,529,348.1
                                             December 31, 1994           14.86290782       1,959,841.2
                                             December 31, 1995           19.71773603       2,413,509.3
                                             December 31, 1996           23.72148089       3,116,839.9
                                             December 31, 1997           29.75982140       3,812,804.5
                                             December 31, 1998           34.96033275       4,012,212.4
                                             December 31, 1999           43.37805126       4,075,636.0

Cash Management Subaccount................   December 31, 1990           10.07542807         571,856.9
                                             December 31, 1991           10.52748985         571,891.0
                                             December 31, 1992           10.73770189         437,185.0
                                             December 31, 1993           10.91847727         253,743.1
                                             December 31, 1994           11.21833852         235,919.5
                                             December 31, 1995           11.71983145         252,407.7
                                             December 31, 1996           12.18484038         246,553.2
                                             December 31, 1997           12.67719681         256,188.6
                                             December 31, 1998           13.18253046         364,729.9
                                             December 31, 1999           13.66202731         436,613.4

Discovery Subaccount......................   December 31, 1990           10.91349031           8,362.1
                                             December 31, 1991           16.53848277         130,585.7
                                             December 31, 1992           18.93150000         307,107.8
                                             December 31, 1993           22.89932001         563,070.0
                                             December 31, 1994           22.07727850         867,303.8
                                             December 31, 1995           27.37355380       1,203,507.8
                                             December 31, 1996           30.48354883       1,523,777.2
                                             December 31, 1997           35.26286749       1,838,056.5
                                             December 31, 1998           35.97570267       1,911,584.8
                                             December 31, 1999           45.58089213       1,823,561.9

Focused Equity Subaccount                    December 31, 1999           10.23513243         126,244.7

Government Subaccount.....................   December 31, 1992           10.87670909         437,095.3
                                             December 31, 1993           11.44920392         674,512.1
                                             December 31, 1994           10.85941183         672,797.1
                                             December 31, 1995           12.43183229         705,348.4
                                             December 31, 1996           12.74903390         643,378.3
                                             December 31, 1997           13.70958126         588,697.3
                                             December 31, 1998           14.59671768         601,159.8
                                             December 31, 1999           14.60339104         568,487.4



                                       6

                                                                                            Number of
                                                                       Accumulation        Accumulation
     Subaccount                                    At                  Unit Value($)          Units
-------------------------------------------------------------------------------------------------------------------


Growth Subaccount.........................   December 31, 1990           10.75804081          24,176.8
                                             December 31, 1991           14.34498476         204,821.5
                                             December 31, 1992           15.59155937         567,241.7
                                             December 31, 1993           16.35977780         958,529.1
                                             December 31, 1994           15.73131059       1,347,003.7
                                             December 31, 1995           19.48689883         1,729,637
                                             December 31, 1996           24.01011967       2,241,867.6
                                             December 31, 1997           30.73197657       2,862,521.1
                                             December 31, 1998           38.74794069       3,085,019.4
                                             December 31, 1999           48.51704335       3,252,259.5

High Yield Subaccount.....................   December 31, 1990           10.00101048          69,585.9
                                             December 31, 1991           13.25243640         220,366.3
                                             December 31, 1992           14.86894995         279,777.4
                                             December 31, 1993           17.38280181         391,036.8
                                             December 31, 1994           16.93482626         513,297.7
                                             December 31, 1995           20.09026188         671,849.9
                                             December 31, 1996           22.38760536         799,626.6
                                             December 31, 1997           24.92887084         950,571.7
                                             December 31, 1998           25.45748200       1,016,074.5
                                             December 31, 1999           26.45283224         983,518.1

International Securities Subaccount.......   December 31, 1990           10.26630533         118,091.2
                                             December 31, 1991           11.73276972         269,273.6
                                             December 31, 1992           11.46589494         463,523.6
                                             December 31, 1993           13.86795475         792,294.1
                                             December 31, 1994           13.55233761       1,383,676.5
                                             December 31, 1995           15.92618862       1,502,998.2
                                             December 31, 1996           18.16949900       1,956,014.4
                                             December 31, 1997           19.62431480       2,329,410.5
                                             December 31, 1998           22.96087882       2,307,046.6
                                             December 31, 1999           29.88384295       2,287,489.9

Investment Grade Subaccount...............   December 31, 1992           10.77845214         395,839.5
                                             December 31, 1993           11.82065978         784,651.0
                                             December 31, 1994           11.28602521         923,445.3
                                             December 31, 1995           13.37384783       1,076,644.3
                                             December 31, 1996           13.61638687       1,050,200.1
                                             December 31, 1997           14.80366272         988,996.1
                                             December 31, 1998           15.99733761       1,071,756.2
                                             December 31, 1999           15.43710810       1,018,466.9

Target Maturity 2007 Subaccount...........   December 31, 1995           11.90553994         775,738.1
                                             December 31, 1996           11.53266965       1,252,102.1
                                             December 31, 1997           12.94581989       1,515,226.0
                                             December 31, 1998           14.73597183       1,547,831.2
                                             December 31, 1999           13.21972831       1,522,038.7

Target Maturity 2010 Subaccount...........   December 31, 1996           10.81913243         170,708.7
                                             December 31, 1997           12.41073564         381,345.1
                                             December 31, 1998           14.05135661         478,329.7
                                             December 31, 1999           12.28007118         506,806.1

Target Maturity 2015 Subaccount              December 31, 1999            9.47930868          36,480.1



                                       7


                                                                                            Number of
                                                                       Accumulation        Accumulation
     Subaccount                                    At                  Unit Value($)          Units
-------------------------------------------------------------------------------------------------------------------

Utilities Income Subaccount...............   December 31, 1993            9.92774964          45,091.7
                                             December 31, 1994            9.11659215         473,447.1
                                             December 31, 1995           11.75759954       1,129,455.9
                                             December 31, 1996           12.75464824       1,689,626.3
                                             December 31, 1997           15.79406311       1,878,396.6
                                             December 31, 1998           17.60340941       2,219,597.9
                                             December 31, 1999           20.46267830       2,474,003.3


TABLE 2:  SEPARATE ACCOUNT D

     This  table  shows  the   Accumulation   Unit  Values  and  the  number  of
Accumulation Units outstanding for each Subaccount of Separate Account D, on the dates shown. The  Accumulation  Unit Value for each Subaccount was initially set at $10.00 on July 28, 1997,  except as follows:  Focused  Equity  Subaccount and
Target Maturity 2015 Subaccount, November 8, 1999.


                                                                                            Number of
                                                                       Accumulation        Accumulation
     Subaccount                                    At                  Unit Value($)          Units
-------------------------------------------------------------------------------------------------------------------

Blue Chip Subaccount......................   December 31, 1997           10.18519950         426,185.6
                                             December 31, 1998           11.91730629       1,531,169.8
                                             December 31, 1999           14.72774188       2,333,261.2

Cash Management Subaccount................   December 31, 1997           10.15474840          28,344.4
                                             December 31, 1998           10.51737952          82,526.4
                                             December 31, 1999           10.85642214         218,614.0

Discovery Subaccount......................   December 31, 1997           10.23140687         205,814.9
                                             December 31, 1998           10.39655938         701,595.6
                                             December 31, 1999           13.11978934         963,277.6

Focused Equity Subaccount.................   December 31, 1999           10.24021672          44,020.7

Government Subaccount.....................   December 31, 1997           10.28895863          13,321.1
                                             December 31, 1998           10.91102057         103,476.8
                                             December 31, 1999           10.87242751         133,403.0

Growth Subaccount.........................   December 31, 1997           10.33626489         346,768.7
                                             December 31, 1998           12.98031991       1,316,750.1
                                             December 31, 1999           16.18805732       2,158,958.5

High Yield Subaccount.....................   December 31, 1997           10.42338850          60,209.4
                                             December 31, 1998           10.60191952         325,195.4
                                             December 31, 1999           10.97246124         491,040.3

International Securities Subaccount.......   December 31, 1997            9.30734342         196,448.9
                                             December 31, 1998           10.84633615         536,298.4
                                             December 31, 1999           14.06030884         883,074.3

Investment Grade Subaccount...............   December 31, 1997           10.33902780          22,448.4
                                             December 31, 1998           11.12810542         156,868.9
                                             December 31, 1999           10.69552064         239,796.7

Target Maturity 2007 Subaccount...........   December 31, 1997           10.62155299          62,839.0
                                             December 31, 1998           12.04205143         302,580.8
                                             December 31, 1999           10.75985291         471,988.9

Target Maturity 2010 Subaccount...........   December 31, 1997           10.79920122          43,680.6



                                       8


                                                                                            Number of
                                                                       Accumulation        Accumulation
     Subaccount                                    At                  Unit Value($)          Units
-------------------------------------------------------------------------------------------------------------------

                                             December 31, 1998           12.17798882         188,719.4
                                             December 31, 1999           10.60034923         223,367.6

Target Maturity 2015 Subaccount...........   December 31, 1999            9.95734955           5,000.0

Utilities Income Subaccount...............   December 31, 1997           11.67391319          33,306.9
                                             December 31, 1998           12.95932846         449,163.0
                                             December 31, 1999           15.00415356         806,463.3



                                    OVERVIEW


         This overview highlights some basic information about the two Variable Annuity Contracts offered by First Investors Life Insurance Company ("First Investors Life", "We", "Us", or "Our") in this Prospectus. They invest in the same underlying investment portfolios but have different sales charge and expense structures and different death benefit features. Separate Account C Contracts are contracts that are sold with a front-end sales charge. They invest in Separate Account C. Separate Account D Contracts are contracts which are sold with a contingent deferred sales charge. They invest in Separate Account D. We will not accept a purchase of a Separate Account D Contract with the proceeds from a surrender of a Separate Account C Contract. You will find more information about the Contracts beginning on page 12 of this Prospectus.


HOW THE CONTRACTS WORK

         Like all variable annuity contracts, the Contracts have two phases: an accumulation period and an annuity income period. During the accumulation period, earnings on your investment accumulate on a tax-deferred basis. The annuity income period begins when you start to receive annuity income payments. You can select one of several annuity income payment options. The amount of your annuity payments will vary with the performance of the investment options you have selected as well as the type of annuity option you choose.


         During the accumulation period, you invest in investment options or Subaccounts which, like mutual funds, have different investment objectives. You can gain or lose money if you invest in these Subaccounts. The amount of money you accumulate in your contract depends on the performance of the Subaccounts in which you invest. The Contracts currently offer 13 Subaccounts. Each Subaccount invests at net asset value in shares of a corresponding "Fund" of First Investors Life Series Fund ("Life Series Fund"), as shown in the following table.

       SUBACCOUNTS                                   FUND
       -----------                                   ----
     Blue Chip Subaccount                          Blue Chip Fund
     Cash Management Subaccount                    Cash Management Fund
     Discovery Subaccount                          Discovery Fund
     Focused Equity Subaccount                     Focused Equity Fund
     Government Subaccount                         Government Fund
     Growth Subaccount                             Growth Fund
     High Yield Subaccount                         High Yield Fund
     International Securities Subaccount           International Securities Fund
     Investment Grade Subaccount                   Investment Grade Fund
     Target Maturity 2007 Subaccount               Target Maturity 2007 Fund
     Target Maturity 2010 Subaccount               Target Maturity 2010 Fund
     Target Maturity 2015 Subaccount               Target Maturity 2015 Fund
     Utilities Income Subaccount                   Utilities Income Fund


         Each Contract provides a guaranteed death benefit that is payable to a designated beneficiary when the Annuitant dies. The Separate Account C Contract guarantees that the beneficiary will receive the greater of (i) the total purchase payments less any withdrawals or (ii) the Accumulated Value of the Contract on the date of receipt of written notification of death at our Home Office or other designated office. The Separate Account D guarantees that the beneficiary will receive the greater of (i) the total purchase payments less any withdrawals, (ii) the Accumulated Value of the Contract on the date of receipt of Due Proof of Death at our Home Office or other designated office, or (iii) the Accumulated Value on the immediately preceding Specified Contract Anniversary date (these Anniversary dates occur every 7 years after you purchase your Contract) plus any additional purchase payments and less any withdrawals.

WHO WE ARE

         FIRST INVESTORS LIFE INSURANCE COMPANY

         First Investors Life, 95 Wall Street, New York, New York 10005 is a stock life insurance company incorporated in New York in 1962. We write life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for the Life Series Fund. Mr. Glenn O. Head, Chairman of FICC, controls FICC and, therefore, controls First Investors Management Company, Inc. and First Investors Life.

         SEPARATE ACCOUNTS C & D

         First Investors Life Variable Annuity Fund C is also called the "Tax Tamer" ("Separate Account C"). It was established on December 21, 1989 under New York Insurance Law. First Investors Life Variable Annuity Fund D is also called the "Tax Tamer II" ("Separate Account D"). It was established on April 8, 1997 under New York Insurance Law.

         Separate Account C and Separate Account D (each an "Account") are registered unit investment trusts with the Securities and Exchange Commission ("SEC"). Such registration does not involve SEC supervision of the management or investment practices or policies of either Account.

         We segregate the assets of each Account from our other assets. We cannot charge liabilities arising out of our other businesses against that portion of each Account's assets that is approximately equal to the amount that is necessary to support the Contracts. We credit to, or charge against, the Subaccounts of each Account realized and unrealized income, gains and losses without regard to our other income, gains and losses. The obligations under the Contracts are our obligations.

         Each Subaccount invests its assets in a corresponding Fund of the Life Series Fund at net asset value. Each Subaccount reinvests all distributions received from a Fund in additional shares of that Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value. We value shares of the Funds that we hold in the Subaccounts at their net asset values.

         THE LIFE SERIES FUND


         First Investors Life Series Fund is an open-end management investment company (commonly known as a "mutual fund") registered with the SEC under the 1940 Act. Registration of the Life Series Fund does not involve supervision by the SEC of the management or investment practices or policies of the Life Series Fund. The Life Series Fund offers its shares only through the purchase of our variable annuity contracts or variable life insurance policies. It does not offer its shares directly to the general public. The Life Series Fund reserves the right to offer its shares to other separate accounts of ours or directly to us.

         First Investors Management Company, Inc. (the "Adviser") is the investment adviser of each Fund. The Adviser is a New York Corporation located at 95 Wall Street, New York, New York 10005. The Adviser and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 ("WMC" or "Subadviser"), to serve as the subadviser of the International Securities Fund and Growth Fund, and Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, New York 10105 ("ASB" or "Subadviser"), to serve as the subadviser of the Focused Equity Fund. See the Life Series Fund Prospectus for more information about the Adviser and Subadviser as well as the fees that each Fund paid for the fiscal year ended December 31, 1999.


         The Life Series Fund sells its shares to more than one separate account funding variable annuity contracts or variable life insurance policies. Consequently, the possibility arises that violation of the federal tax laws by another separate account investing in the Life Series Fund could cause the Contracts funded through Separate Account C or Separate Account D to lose their tax-deferred status, unless remedial action were taken.

WHO SHOULD CONSIDER PURCHASING A CONTRACT

         The Contract allows you to accumulate money on a tax-deferred basis for retirement or other long-term goals and thereafter to annuitize the accumulated value of your Contract if you wish. Generally, the higher your tax bracket, the more you will benefit from the tax-deferred feature of the Contract. You should not purchase a Contract if you are looking for a short-term investment or if you cannot take the risk of receiving less money than you paid for the Contract. You may want to consult a tax advisor or other professional before you purchase a Contract.

RISK AND REWARD CONSIDERATIONS

         The Contracts offer you the opportunity to benefit on a tax-deferred basis from the performance of the underlying investment options that you choose. However, there are several important factors that you should consider before making a decision to purchase a Contract:

         1. You bear all of the investment risk of the underlying investment options you choose. You should therefore carefully review the prospectus for the underlying Life Series Fund before choosing your underlying investments. It explains the Funds' investment objectives, primary investment strategies, and primary risks.

         2. The Contracts are generally not appropriate choices for the investment of money that you will need in the short term. You should therefore only invest money that you will not need in the short term.

         3. Generally, it is not advisable to switch from one variable insurance contract to another because each contract will have a sales charge. For this reason, we do not allow switches from Separate Account C to Separate Account D.

         4. If you are considering purchasing a Contract inside of an individual retirement account or qualified retirement plan, you should know that the same tax benefits are available whether you invest in mutual funds or variable annuities and that variable annuities generally have higher cost structures than those of mutual funds. The variable annuity's death benefit should be an important factor if you select a variable annuity.



                             THE CONTRACTS IN DETAIL

         The Contracts are variable annuity contracts which provide you with the opportunity to accumulate capital on a tax deferred basis by investing in underlying subaccounts and thereafter annuitizing your accumulated cash value if you wish. We offer the Contracts in states where we have the authority to issue the Contracts. We designed the Contracts to offer lifetime annuity payments to Annuitants according to several annuity options. The amount of annuity payments will vary with the investment performance of the Subaccounts as well as the type of annuity you select. The Contracts obligate us to make payments for the lifetime of the Annuitant in accordance with the annuity rates in the Contract, regardless of actual mortality experience (see "Annuity Period"). On the death of the Annuitant before the Annuity Commencement Date, we pay a death benefit to the Beneficiary whom you designate. For a discussion of the amount and manner of payment of this benefit, see "Death of Annuitant During the Accumulation Period."

         You may surrender all or a portion of the Accumulated Value during the Accumulation Period. For a discussion on withdrawals during the Accumulation Period, see "Full and Partial Surrenders During the Accumulation Period." For Federal income tax consequences of a withdrawal, see "Tax Information." The exercise of any Contract right, including the right to make a withdrawal during the Accumulation Period, is subject to the terms and conditions of any qualified trust or plan under which the Contracts are purchased. This Prospectus contains no information concerning such trust or plan.

         We reserve the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable Federal or state laws or regulations.

         Contractowners with any inquiries concerning their account should write to us at our Home Office, 95 Wall Street, New York, New York 10005.

PURCHASE PAYMENTS

         Your initial purchase payment must be at least (a) $2,000 for a Contract under Separate Account C and (b) $25,000 for a Contract under Subaccount D. You may make an Additional Payment under a Contract of at least $200 at any time after Contract issuance under Separate Account C or Separate Account D. We will not accept a purchase of a Separate Account D Contract with the proceeds from a surrender of a Separate Account C Contract.

         We credit an initial purchase payment (less any charges) to a Contractowner's Account on the Valuation Date that we receive it, provided that we have received a properly completed application. We credit an Additional Payment to a Contractowner's Account on the Valuation Date that we receive it. If we receive an incomplete application from you, you must provide us with all required information not later than five business days following the receipt of such application. Otherwise, we will return the purchase payment to you at the end of the five-day period.

         Your purchase payments buy Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate purchase payments to the appropriate Subaccount or Subaccounts based on the next computed value of an Accumulation Unit following receipt at our Home Office or other designated office. For Separate Account C, we make these allocations after deductions for sales expenses (see "Separate Account C-Sales Charge Deducted from Purchase Payments"). We value Accumulation Units at the end of each Valuation Date (i.e., as of the close of regular trading on the NYSE, normally 4:00 P.M., Eastern Time).

ALLOCATION OF NET PURCHASE PAYMENTS TO SUBACCOUNT(S)

         When you purchase a Contract, you allocate (a) your net purchase payment and (b) any additional purchase payments (less any charges) to at least one Subaccount of an Account.

         You may:

         o    choose up to five Subaccounts,

         o allocate no less than 10% of a purchase payment (less any charges) to any Subaccount (we reserve the right to adjust your allocation to eliminate fractional percentages), and

         o transfer part or all of your cash value in a Subaccount to one or more other Subaccounts (subject to the two limitations immediately above) twice during a Contract year in Separate Account C (six times in certain states) and 12 times during a Contract year in Separate Account D.

         Each Subaccount invests its assets at net asset value in shares of the corresponding Fund of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on.

         The Funds of the Life Series Fund have different investment objectives, investment strategies, and investment risks. The Funds also have different expenses. The Life Series Fund's Prospectus describes each Fund in detail. There is no assurance that any Fund will realize its investment objective. The cash value of your Contract may increase or decrease depending on the investment performance of the Subaccounts that you choose.

SALES CHARGE

         We impose a sales charge for both Separate Account C and Separate Account D. For Separate Account C, the sales charge is an initial sales charge that we deduct from your purchase payments. For Separate Account D, the sales charge is a contingent deferred sales charge ("CDSC") that may be deducted from the proceeds that we pay you on a full or partial surrender.

         SEPARATE ACCOUNT C - SALES CHARGE DEDUCTED FROM PURCHASE PAYMENTS. We intend the sales charge to cover expenses relating to the sale of the Contracts, including commissions paid to persons distributing the Contracts. Discounts are available on larger purchases. Moreover, when you make Additional Payments after the issuance of the Contract you are entitled to a credit for all prior payments in computing the sales charge percentage. In other words, you pay the sales charge percentage that reflects (a) the total amount of all purchase payments previously made plus (b) the amount of the Additional Payment being made.


                                 DEDUCTION TABLE

                                                             SALES CHARGE AS % OF                 AMOUNT TO
                                                          PURCHASE        NET AMOUNT           DEALERS AS % OF
AMOUNT OF PURCHASE PAYMENT(S)                            PAYMENTS*         INVESTED          PURCHASE PAYMENTS
Less than $25,000.......................................    7.00%            7.53%                  5.75%
$25,000 but under $50,000...............................    6.25             6.67                   5.17
$50,000 but under $100,000..............................    4.75             4.99                   3.93
$100,000 but under $250,000.............................    3.50             3.63                   2.90
$250,000 but under $500,000.............................    2.50             2.56                   2.19
$500,000 but under $1,000,000...........................    2.00             2.04                   1.67
$1,000,000 or over......................................    1.50             1.52                   1.24


 * Assumes that we have deducted no Premium taxes.

     We do not impose a sales charge for Contracts sold to (a) officers and full-time employees of First Investors Life or its affiliates who have been employed for at least one year, (b) our agents who have been under contract for at least one year, or (c) Contractowners of First Investors Life Variable Annuity Fund A ("Separate Account A") who exchange their Separate Account A Contracts for Separate Account C Contracts at the next computed values of their Accumulation Units. We require Contractowners who exchange from Separate Account A to Separate Account C to execute a change of contract form. This form states that we deduct a daily charge equal to an annual rate of 1.00% of the daily Accumulation Unit value of any Subaccount as a charge for mortality and expense risks. We may modify or terminate this exchange privilege at any time.

         SEPARATE ACCOUNT D - SALES CHARGE DEDUCTED FROM SURRENDER PROCEEDS. For Separate Account D, we sell the Contracts without an initial sales charge. However, we deduct a contingent deferred sales charge ("CDSC") from the proceeds that we pay you on a full or partial surrender. The CDSC is a percentage of the amount that you surrender (not to exceed the aggregate amount of your purchase payments). The CDSC percentage declines, in accordance with the Table below, from 7% to 0% over a seven-year period from the date purchase payments are received to the date of their surrender. If you have made purchase payments at different times, the CDSC on any one purchase payment will depend upon the length of time from our receipt of the payment to the time of its surrender.


                     CONTINGENT DEFERRED SALES CHARGE TABLE

---------------------------------------------------------------------------------------------------------------
           Contingent Deferred Sales Charge
           as a Percentage of Purchase Payments    Length of Time from Purchase Payment in Years
                     Surrendered
                          7%                                               Less than 1
                          6%                                                   1-2
                          5%                                                   2-3
                          4%                                                   3-4
                          3%                                                   4-5
                          2%                                                   5-6
                          1%                                                   6-7
                          0%                                               More than 7
---------------------------------------------------------------------------------------------------------------


         You will not be charged a CDSC on partial surrenders during any Contract Year up to the annual Withdrawal Privilege Amount of 10% of Purchase Payments. You will be subject to a CDSC on any excess over this Amount at the applicable CDSC percentage in the Table. And, of course, this Withdrawal Privilege does not apply to full surrenders. In calculating such a CDSC, we will assume that amount on which you are paying the CDSC is coming first from surrenders of purchase payments (i.e., your cost basis in your contract) and thereafter from any Accumulated Value other than purchase payments (i.e., your gain). If you have made purchase payments at different times, your purchase payments will be treated as being surrendered in the order that we have received them (i.e., first-in, first-out).

      We will also not assess a CDSC:

         o     in the event of the death of the Annuitant or the Contractowner,

         o if you apply the Accumulated Value to an annuity option under the contract, or

         o     for surrenders used to pay Premium taxes.

         For information concerning the Annuity Options and the Withdrawal Privilege, see "Annuity Options" and "Full and Partial Surrenders During the Accumulation Period."

MORTALITY AND EXPENSE RISK CHARGES

         We impose mortality and expense risk charges for both Separate Account C and Separate Account D. The charges are different for each of these Separate Accounts reflecting the difference in the death benefits offered by the two Contracts.

         The mortality risk that we assume arises from our obligation to continue to make Fixed or Variable Annuity payments, determined in accordance with the provisions of the Contracts, to each Annuitant regardless of (a) how long that person lives and (b) how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the variable annuity payments the Annuitant will receive under the Contract. Moreover, these factors may reduce the risk that the Annuitant will outlive the funds that the Annuitant has accumulated for retirement. We also assume mortality risk as a result of our guarantee of a minimum payment in the event of the death prior to the Annuity Commencement Date of the Annuitant under Separate Account C and the Annuitant or the Contractowner named in the original application for the Contract under Separate Account D.

         In addition, we assume the risk that the charges for administrative expenses may not be adequate to cover such expenses. We will not increase the amount we charge for administrative expenses. In consideration for our assumption of these mortality and expense risks, we deduct an amount equal on an annual basis to the following percentage of the daily Accumulation Unit value of the Subaccounts:

         o For Separate Account C, 1.00%, of which approximately 0.60% is for assuming the mortality risk and 0.40% is for assuming the expense risk.

         o For Separate Account D, 1.25%, of which approximately 0.85% is for assuming the mortality risk and 0.40% is for assuming the expense risk.

         We guarantee that we will not increase the mortality and expense risk charges during the term of any Contract. If the charges are insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to us. We can use any profits resulting to us from over-estimates of the actual costs of the mortality and expense risks for any business purpose, including the payment of expenses of distributing the Contracts. These profits will not remain in Separate Account C or Separate Account D.

OTHER CHARGES

         ADMINISTRATIVE CHARGE

         For Separate Account C, we may deduct an administrative charge of $7.50 annually from the Accumulated Value of Contracts that have an Accumulated Value of less than $1,500 because of partial surrenders. These charges are to compensate us for expenses involved in administering small accounts. If the actual expenses exceed charges, we will bear the loss. For Separate Account D, we deduct an amount equal annually to 0.15% of the daily net asset value of the Subaccounts for the expense of administering the Contract. We guarantee that we will not increase the administrative charges during the term of any Contract.

         CONTRACT MAINTENANCE CHARGE

         For Separate Account D, we deduct a $30.00 Contract Maintenance Charge from the Accumulated Value, on (a) the last business day of each Contract Year or (b) the date of surrender of the Contract, if earlier. This charge will not exceed 2% of the Accumulated Value. We make the charge against the Accumulated Value by proportionately reducing the number of Accumulation Units held in each of your Subaccounts of Separate Account D. We guarantee that we will not increase this charge during the term of any Contract.

         PREMIUM TAX CHARGE

         Some states assess Premium taxes at the time you:

         o make purchase payments,

         o surrender, or

         o begin receiving annuity payments.

         We currently advance any Premium taxes due at the time you make purchase payments and then deduct Premium taxes from the Accumulated Value of the Contract at the time of surrender, on death of the Annuitant or when annuity payments begin. However, we reserve the right to deduct Premium taxes when incurred. See "Appendix I" for Premium tax table.

         EXPENSES


         Total Separate Account expenses for the fiscal year ended December 31, 1999 amounted to $5,497,137 or 1.00% of average net assets for Separate Account C and $1,293,708 or 1.39% of average net assets for Separate Account D. The Funds have expenses that they pay out of their assets.


THE ACCUMULATION PERIOD

         Crediting Accumulation Units

         During the Accumulation Period, we credit purchase payments on the Contracts to the Contractowner's Individual Account in the form of Accumulation Units. We determine the number of Accumulation Units that we credit to a Contractowner for the Subaccounts by dividing (a) the purchase payment (less any charges) by (b) the value of an Accumulation Unit for the Subaccount. We make this valuation after we receive the purchase payment at our Home Office or other designated office.

         The value of the Contractowner's Individual Account varies with the value of the assets of the Subaccounts. The investment performance of the Subaccounts, expenses, and deduction of certain charges affect the value of an Accumulation Unit. There is no assurance that the value of your Individual Account will equal or exceed purchase payments. We determine your Individual
Account for a Valuation Period by multiplying (a) the total number of Accumulation Units we credit to the Subaccount by (b) the value of an Accumulation Unit for the Subaccount for the Valuation Period.

         DEATH OF ANNUITANT DURING THE ACCUMULATION PERIOD

         If the Annuitant dies prior to the Annuity Commencement Date, we pay a Death Benefit to the Beneficiary you have designated. We make this payment when we receive (a) a death certificate or similar proof of the death of the Annuitant ("Due Proof of Death") and (b) a First Investors Life Claimant's Statement that includes notification of the Beneficiary's election to receive payment in either a single sum settlement or an Annuity Option. We determine the value of the Death Benefit as of the next computed value of the Accumulation Units following our receipt at our Home Office or other designated office of written notification of death, in the case of Separate Account C, or Due Proof of Death in the case of Separate Account D.

         If you do not elect payment of the Death Benefit under one of the Annuity Options before the Annuitant's death, the Beneficiary may elect to have the Death Benefit (a) paid in a single sum or (b) applied to provide an annuity under one of the Annuity Options or (c) as we otherwise permit. If the Beneficiary elects a single sum settlement, we pay the amount of the Death Benefit within seven days of receipt of Due Proof of Death and a Claimant's Statement.

         If the Beneficiary wants an Annuity Option, the Beneficiary has up to 60 days commencing with the date of our receipt of Due Proof of Death to select an Annuity Option. If the Beneficiary does not make a selection by the end of the 60-day period, we pay a single sum settlement to the Beneficiary. If the Beneficiary selects any Annuity Option, the Annuity Commencement Date is the date specified in the election. That date may be no later than 60 days after receipt by us of Due Proof of Death.

         The amount of the Death Benefit payable on the death of the Annuitant is as follows:

         o For Separate Account C, the greater of (a) the total purchase payments less withdrawals or (b) the Accumulated Value on the date of receipt of written notification of death at our Home Office, or other designated office.

         o For Separate Account D, the greatest of (a) the total purchase payments less any withdrawals; (b) the Accumulated Value on the date of receipt of Due Proof of Death at our Home Office or other designated office; or (c) the Accumulated Value on the immediately preceding Specified Contract Anniversary, increased by any additional purchase payments and decreased by any partial surrenders since that anniversary. The Specified Contract Anniversary is every seventh contract anniversary (i.e., 7th, 14th, 21st, etc.).

         The following example demonstrates how the amount of Death Benefit payable would be determined for a Separate Account D Contract assuming (1) the Purchase Payment is $50,000; (2) no additional Purchase Payments or Partial Surrenders have been made; (3) the Annuitant's death occurs in Policy year 9 when the Accumulated Value is $70,000; and (4) the Accumulated Value on the 7th Contract Anniversary (the immediately preceding Specified Contract Anniversary) is $80,000.

         The amount of Death Benefit payable would therefore be $80,000, which is the greater of (a) (b) or (c) as shown below.

          (a)                           (b)                          (c)

Total Purchase Payments        Accumulated Value of         Accumulated Value on
  less any withdrawals     Contract on the date of receipt      7th Contract
                               of Due Proof of Death             Anniversary

        $50,000                       $70,000                      $80,000


         DEATH OF CONTRACTOWNER DURING THE ACCUMULATION PERIOD

         If the Contractowner dies before we have distributed the entire interest in the Contract, we must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"). Under Separate Account C, the entire interest of the Contractowner who dies is the Accumulated Value of the Contract. Under Separate Account D, if the Contractowner who dies is the one named in the original application for the Contract, the entire interest of that Contractowner in the Contract is the same as if the Contractowner had been the Annuitant; if the Contractowner who dies is not the one named in the original application for the Contract, the entire interest of that Contractowner is the Accumulated Value of the Contract.

         If the death of the Contractowner occurs prior to the Annuity Commencement Date, we will distribute the entire interest in the Contract to the Beneficiary (a) within five years, or (b) beginning within one year of death, under an Annuity Option that provides that we will make annuity payments over a period not longer than the life or life expectancy of the Beneficiary. If the

Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, we need not make any distribution. The surviving spouse may continue the Contract as the new Contractowner. If the Contractowner is also the Annuitant, the spouse has the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse has the right to become the Contractowner and the Annuitant.

   FULL AND PARTIAL SURRENDERS DURING THE ACCUMULATION PERIOD

         You may by written request make a full or partial surrender of your Contract, at any time before the earlier of the Annuity Commencement Date or the death of the Annuitant or Contractowner. You will be entitled to receive:

         o For Separate Account C, the net Accumulated Value of the Contract or, in the case of a partial surrender, the portion surrendered.

         o For Separate Account D, the Accumulated Value of the Contract or, in the case of a partial surrender, the portion surrendered less
               (a) any applicable CDSC, (b) the Contract  Maintenance Charge and
               (c) any applicable Premium taxes not previously deducted.

         A surrender request is effective on the date it is received in writing at our Home Office or other designated office. Your Accumulated Value will be determined based on the next computed value of Accumulation Units following our receipt of your written request. We may defer payment of the amount of the surrender for a period of not more than seven days. We may also postpone such payment during any period when:

         o trading on the NYSE is restricted as the SEC determines or the NYSE is closed for other than weekends and holidays;

         o     the SEC has by order permitted such suspension; or

         o     any emergency,  as defined by SEC rules,  exists when the sale of
               portfolio   securities  or   calculation  of  securities  is  not
               reasonably practicable.

         In the case of a partial surrender, unless you direct us otherwise, the amount you request will be deducted from your Subaccounts on a pro rata basis in the proportions to which their values bear to the Accumulated Value of your Contract. For Separate Account D, the amount remaining must be at least equal to our minimum balance requirement (currently $5,000). For Separate Account C, there is no minimum balance requirement. However, we may deduct an administrative charge of $7.50 annually if the surrender causes the value of your Contract to fall below $1,500. As noted previously, on a non-cumulative basis, you may make partial surrenders of a Separate Account D Contract during any Contract Year up to the annual Withdrawal Privilege Amount of 10% of Purchase Payments without incurring a CDSC. Amounts surrendered under the Withdrawal Privilege are treated as being from Accumulated Values other than Purchase Payments.

         For more information on fees, charges, and tax consequences on surrenders, see "THE CONTRACTS IN DETAIL -- Sales Charge, Mortality and Expense Risk Charges, and Other Charges"; "Tax Information"; and "Other Charges."

     ANNUITY COMMENCEMENT DATE EXCHANGE PRIVILEGE (FOR SEPARATE ACCOUNT C ONLY)
     --------------------------------------------------------------------------

         If you fully surrender this Contract during the one-year period preceding its Annuity Commencement Date, you can use the proceeds to purchase Class A shares of First Investors mutual funds without incurring a sales charge.

THE ANNUITY PERIOD

         COMMENCEMENT DATE

         Annuity payments begin on the Annuity Commencement Date you select when you buy a Contract. You may elect in writing to advance or defer the Annuity Commencement Date, not later than 30 days before the Annuity Commencement Date. You may defer the Annuity Commencement Date until the first day of the calendar month after -

         o for Separate Account C, the Annuitant's 85th birthday or, if state law permits, 90th birthday.

         o     for Separate Account D, the Annuitant's 90th birthday.

         If you elect no other date, annuity payments will commence on the Contract anniversary date after -

         o for Separate Account C, the Annuitant's 85th birthday, or, if state law permits, 90th birthday.

         o     for Separate Account D, the Annuitant's 90th birthday.

         If the net Accumulated Value on the Annuity Commencement Date is less than $2,000, we may pay such value in one sum in lieu of annuity payments. If the net Accumulated Value is $2,000 or more, but the variable annuity payments are less than $20, we may change the frequency of annuity payments to intervals that will result in payments of at least $20.

         ASSUMED INVESTMENT RATE

         We build a 3.5% assumed investment rate into the Contract's Annuity Tables, which are used to determine the amount of the monthly annuity payments. A higher rate would mean a higher initial payment but more slowly rising and more rapidly falling subsequent Variable Annuity payments. A lower rate would have the opposite effect. If the actual net investment rate of the Subaccounts is at the annual rate of 3.5%, the Variable Annuity payments will be level. A Fixed Annuity features annuity payments that remain fixed as to dollar amount throughout the payment period and an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

         ANNUITY OPTIONS

         You may elect to receive payments under any one of the Annuity Options in the Contract. You may make this election at any time at least 30 days before the Annuity Commencement Date on written notice to us at our Home Office or other designated office. If no election is in effect on the Annuity Commencement Date, we will make annuity payments on a variable basis only under Annuity Option 3 below, Life Annuity with 120 Monthly Payments Guaranteed. This is the Basic Annuity.

         The material factors that determine the level of your annuity benefits are:

         o the value of your Individual Account, as described in this Prospectus, before the Annuity Commencement Date;

         o     the Annuity Option you select;

         o     the frequency and duration of annuity payments;

         o the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date; and

         o in the case of a variable annuity, the investment performance of the Subaccounts you select.

         We apply the Accumulated Value on the Annuity Commencement Date, reduced by any applicable Premium taxes not previously deducted, to provide (a) the Basic Annuity or (b) if you have elected an Annuity Option, one of the Annuity Options we describe below.

         The Contracts provide for the six Annuity Options described below:

         Option 1 - LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due before the death of the Annuitant. If you elect this Option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

         Option 2a - JOINT AND SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.

         Option 2b - JOINT AND TWO-THIRDS TO SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

         Option 2c - JOINT AND ONE-HALF TO SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

         Under Annuity Options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

         Option 3 - LIFE ANNUITY WITH 60, 120 OR 240 MONTHLY PAYMENTS GUARANTEED. An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 60, 120 or 240 monthly periods, as elected, we will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, we will pay the Beneficiary's estate the present value of the remainder of the guaranteed payments. The present value of the remaining payments is the discounted (or reduced) amount which would produce the total of the remaining payments assuming that the discounted amount grew at the effective annual interest rate assumed in the Annuity Tables of the Contract. Pursuant to the 1940 Act, the Beneficiary may also, at any time he or she is receiving guaranteed payments, elect to have us pay him or her the present value of the remaining guaranteed payments in a lump sum.

         Option 4 - UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due before the death of the Annuitant. We make an additional annuity payment to the Beneficiary equal to the following. We take the Annuity Unit value of the Subaccount or Subaccounts as of the date that we receive notice of death in writing at our Home Office or other designated office. We multiply that value by the excess, if any, of (a) over (b). For this purpose, (a) is (i) the net Accumulated Value we allocate to each Subaccount and apply under the option at the Annuity
Commencement Date, divided by (ii) the corresponding Annuity Unit Value as of the Annuity Commencement Date, and (b) is the product of (i) the number of Annuity Units applicable under the Subaccount represented by each annuity payment and (ii) the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the Statement of Additional Information.)

         ANNUITY ELECTION

         You may elect to have the net Accumulated Value applied at the Annuity Commencement Date to provide a Fixed Annuity, a Variable Annuity, or any combination thereof. After the Annuity Commencement Date, we allow no transfers or redemptions where we are making payments based upon life contingencies. You must make these elections in writing to us at our Home Office or other designated office at least 30 days before the Annuity Commencement Date. In the absence of an election, we make annuity payments on a variable basis only under Annuity Option 3 above. Option 3 is the Basic Annuity, a Life Annuity with 120 Monthly Payments Guaranteed.

         DEATH OF CONTRACTOWNER DURING ANNUITY PERIOD

         If the death of the Contractowner occurs on or after the Annuity Commencement Date, we will distribute the entire interest in the Contract at least as rapidly as under the Annuity Option in effect on the date of death.

         DEATH OF ANNUITANT

         On receipt of Due Proof of Death of the Annuitant after annuity payments have begun under an Annuity Option, we make any remaining payments under the Option to the Beneficiary as provided by the Option.

         Unless otherwise provided in the Beneficiary designation, if no Beneficiary survives the Annuitant, the proceeds will be paid in one sum to the

Contractowner, if living; otherwise, to the Contractowner's estate.

TEN-DAY REVOCATION RIGHT

         You may elect to cancel your Contract (a) within ten days from the date your Contract is delivered to you or (b) longer as applicable state law requires. We will cancel the Contract after we receive from you (a) the Contract and (b) a written request for cancellation, at our Home Office or other designated office. We will pay you an amount equal to the following:

         o for Separate Account C, the sum of (a) the Accumulated Value of the Contract on the date of surrender and (b) the amount of any sales charges deducted from the initial purchase payment; and

         o for Separate Account D, the sum of (a) the difference between the purchase payments made under the Contract and the amount allocated to Separate Account D under the Contract and (b) the Accumulated Value of the Contract on the date of surrender.

         Whether you are canceling a Separate Account C or D Contract, the amount we refund to you may be more or less than your initial purchase payment depending on the investment results of the Subaccount or Subaccounts to which you allocated purchase payments. However, in states that require a full refund of premiums, if you elect to exercise to cancel the Contract under the ten-day revocation right, on cancellation, you receive a full refund of the Purchase Payment.

                                 TAX INFORMATION

GENERAL

         We base this discussion on our understanding of the federal income tax law and interpretations in effect on the date of this Prospectus. The discussion assumes that the contractowner is a natural person who is a U.S. citizen and U.S. resident. The tax effect on corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. That law and interpretations could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

         We discuss only federal income taxes and not state or other taxes.

         Taxation of the Contracts will depend, in part, on whether the Contract is purchased outside of a qualified retirement plan or an individual retirement account ("Non-Qualified Contracts") or as part of an individual retirement account or qualified plan ("Qualified Contracts").

NON-QUALIFIED CONTRACTS

         PURCHASE PAYMENTS

         Your  purchase   payments  under  a  Non-Qualified   Contract  are  not
deductible from your gross income for tax purposes.

         INCREASES IN ACCUMULATED VALUE BEFORE DISTRIBUTION FROM CONTRACT

         Generally, there is no tax on increases in your Contract's Accumulated Value until there is a distribution from a Non-Qualified Contract. A distribution could include a surrender or an annuity payment. However, the Contractowner is subject to tax on such increases, even before a distribution, in the following two situations:

         o     The Contractowner is not a natural person, subject to exceptions.

         o The investments of the Separate Accounts do not meet certain diversification or "investor controls" tests, discussed below.

         ANNUITY PAYMENTS

         Once annuity payments begin, a portion of each payment is taxable as ordinary income. The remaining portion is a nontaxable recovery of your investment in the contract. Generally, your investment in the Contract equals the purchase payments you made, less any amounts you previously withdrew that were not taxable.

         For fixed annuity payments, the tax-free portion of each payment is determined by:

         o dividing your investment in the Contract by the total amount you expect to receive out of the Contract and

         o     multiplying the result by the amount of the payment.

         For Variable Annuity payments,  the tax-free portion of each payment is
(a) your investment in the Contract divided by (b) the number of expected payments.

         The remaining portion of each payment, and all of the payments you receive after you recover your investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

         DISTRIBUTIONS OTHER THAN ANNUITY PAYMENTS

         Before annuity payments begin, the Code taxes distributions from Non-Qualified Contracts as follows:


         o a partial or total surrender is taxed in the year of receipt to the extent that the Contract's Accumulated Value exceeds the investment in the Contract;


         o a loan under, or an assignment or pledge of, a Contract is taxed in the same manner as a partial or total surrender;

         o a penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer's age 59-1/2, subject to certain exceptions; and

         o the Code treats all Contracts that we issue to you in the same calendar year as a single Contract. Consequently, you should consult your tax advisor before buying more than one Contract in any calendar year.

         DIVERSIFICATION AND CONTROL TESTS

         The Subaccounts of Separate Account C and Separate Account D must meet the Code's investment diversification test. Each Subaccount meets the test if:

         o the investments of the Fund in which the Subaccount invests are diversified according to certain limits;

         o     the  Fund  in  which  the  Subaccount   invests  is  a  regulated
               investment company under the Code;

         o all shares of the Fund are owned only by (a) Separate Account C, Separate Account D, or similar accounts of First Investors Life or other insurance companies, (b) a life insurance company general account, or (c) the Adviser, in starting or managing the Fund (in the case of (b) and (c) of this paragraph, there must be no intention to sell shares to the general public); (d) the trustee of a qualified pension or retirement plan; and

         o access to the Fund is available only through the purchase of Contracts, or other Variable Annuity or life insurance products of First Investors Life or other insurance companies.

         If Separate Account C or Separate Account D failed the diversification test, you would be taxed on increases in the value of any Contract you own that is supported by the Separate Account that failed the test. The tax would apply from the first quarter of the failure, until we corrected the failure in conformity with a Treasury Department procedure.

         The Contracts must also meet an "investor control" test, which the Treasury Department has said it may address in guidelines through regulations or rulings. This test could specify that your control over allocation of values among different investments may cause you to be treated as the owner of Separate Account C or Separate Account D assets, as applicable, for tax purposes. We reserve the right to amend the Contracts in any way necessary to avoid this result. As of the date of this prospectus, the Treasury Department has issued no guidelines on the subject. However, the Department has informally indicated that guidelines could limit the number of underlying funds or the frequency of transfers among those funds. The guidelines may apply only prospectively, although retroactive effect is possible if the guidelines do not embody a new position. Failure of the "control test" would result in current taxation to you of increases in your Contract value.

QUALIFIED PLAN CONTRACTS

    Taxation of a Contract depends, in part, on the provisions of the applicable plan where the Contract is issued to:

         o     a qualified individual retirement account;

         o     a qualified  corporate employee pension and profit-sharing  plan;
               or

         o a retirement or deferred compensation plan that does not meet the requirements applicable to a qualified plan.

         Some of tax rules applicable to such Contracts are similar to tax rules applicable to Non-Qualified Contracts, including: (a) deferral of the taxation until you receive a distribution, (b) taxation of a part of each distribution or annuity payment, and (c) the 10% penalty on early distributions.

WITHHOLDING

         The Code generally requires us to withhold income tax from any Contract distribution, including a total or partial surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is "periodic" or "non-periodic."

         For periodic payments (e.g., annuity payments), we withhold from the taxable portion of each payment based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If you want us to withhold on a different basis, you must file an appropriate withholding certificate with us. For non-periodic payments (e.g., distributions such as partial surrenders), we generally withhold 10% of the taxable portion of each payment.

         You may elect not to have the withholding rules apply. For periodic payments, that election is effective for the calendar year for which you file it with us, and for each subsequent year until you amend or modify it. For non-periodic payments, an election is effective when you file it with us, but only for the payment to which it is applicable. We have to notify your recipients of your right to elect not to have taxes withheld.

         The Code generally requires us to report all payments to the Internal Revenue Service.

OUR TAX STATUS

         The Code taxes us as a life insurance company. The Code taxes Separate Account C and Separate Account D as part of our overall operation. Currently, we do not charge Separate Account C and Separate Account D for an allocable portion of our federal income taxes. However, we do reserve the right to impose such a charge if it becomes necessary in the future.

                             PERFORMANCE INFORMATION

         From time to time, Separate Account C and Separate Account D may advertise several types of performance information for the Subaccounts. Each

Subaccount (other than the Cash Management Subaccount) may advertise "average annual total return" and "total return." The Cash Management Subaccount may advertise "yield" and "effective yield." The High Yield Subaccount, Investment Grade Subaccount and Government Subaccount may also advertise "yield." These figures are based on historical results. They are not intended to indicate future performance. For Separate Account C, the yield and effective yield figures include the payment of the Mortality and Expense Risk Charge of 1.00%, but do not include the maximum sales charge of 7.00%.

         The "total return" of a Subaccount is the total change in value of an investment in the Subaccount over a period of time, expressed as a percentage. "Average annual total return" is the rate of return that would produce that change in value over the specified period, if compounded annually. For Separate Account C, average annual total return and total return figures include the deduction of all expenses and fees, including the payment of the Mortality and Expense Risk Charge of 1.00% and the maximum sales charge of 7.00%. We may also advertise these figures without any sales charges, but assuming the payment of all recurring Separate Account charges, including the Mortality and Expense Risk Charge of 1.00% (non-standardized performance information).

         For Separate Account D, average annual total return figures may reflect the effect of the CDSC (pursuant to a standardized formula prescribed by the SEC), or may not reflect the effect of the CDSC (non-standardized performance information). For Separate Account D, we may also advertise total return figures on the same basis as average annual total return figures (with or without showing the effect of the CDSC). Quotations of return not reflecting the CDSC will be greater than those reflecting the CDSC.

         The "yield" of a Subaccount refers to the income that an investment in the Subaccount generates over a one-month or 30-day period (seven-day period for the Cash Management Account), excluding realized and unrealized capital gains and losses in the corresponding Fund's investments. We then "annualize" this income and show it as a percentage of the value of the Subaccount's Accumulation Units. We calculate the "effective yield" of the Cash Management Subaccount similarly, but, when we annualize it, we assume the reinvestment in that Subaccount of any income earned by that Subaccount. The Cash Management Subaccount's effective yield will be slightly higher than its yield due to the compounding effect of this assumed reinvestment.

         Neither the total return nor the yield figures reflect deductions for Premium taxes, since most states do not impose those taxes.

         For further information on performance calculations, see "Performance Information" in the Statement of Additional Information.

                                OTHER INFORMATION

VOTING RIGHTS


         Because the Life Series Fund is not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Life Series Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment objectives or investment policies without the approval of a majority vote of that Fund's shareholders in accordance with the 1940 Act. Thus, if the Fund sought to change fundamental investment objectives or investment policies, contractowners would have an opportunity to provide voting instructions for shares of a Fund held by a Subaccount in which their Contract invests.


         We would vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting as follows:

         o shares attributable to Contractowners for which we received instructions, would be voted in accordance with the instructions;

         o shares attributable to Contractowners for which we did not receive instructions, would be voted in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

         o shares not attributable to Contractowners, would be voted in the same proportion that we voted shares held in the Subaccount attributable to Contractowners for which we received instructions.

         We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

         We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:

         o before the Annuity Commencement Date, we divide the Subaccount's Accumulated Value by the net asset value of one Fund share, and

         o after the Annuity Commencement Date, we divide the reserve held in the Subaccount for the variable annuity payment under the Contracts by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.

         We will determine the number of votes that a Contractowner has the right to cast as of the record date that the Life Series Fund establishes.

         We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount.

         The voting rights that we describe in this Prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, we reserve the right to vote shares of any Fund in our own right, to the extent the law permits.

RESERVATION OF RIGHTS

         We also reserve the right to make certain changes if we believe they would (a) best serve the interests of the Contractowners and Annuitants or (b) be appropriate in carrying out the purposes of the Contracts. We will make a change only as the law permits. We will (a) obtain, when required, the necessary Contractowner or regulatory approval for any change and (b) provide, when required, notification to Contractowners before making a change.

         For example, we may:

         o operate either Account in any form permitted under the 1940 Act or in any other form permitted by law,

         o     add, delete, combine, or modify Subaccounts of either Account,

         o add, delete, or substitute for the Fund shares held in any Subaccount, the shares of any investment company or series thereof, or any investment permitted by law, or

         o amend the Contracts if required to comply with the Internal Revenue Code or any other applicable federal or state law.

DISTRIBUTION OF CONTRACTS


         We sell the Contracts solely through individuals who, in addition to being licensed insurance agents of First Investors Life, are registered representatives of FIC, which is an affiliate of First Investors Life. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. FIC's executive offices are located at 95 Wall Street, New York, NY 10005. First Investors Life has reserved the right to sell the Contracts directly.

FINANCIAL STATEMENTS


    The Statement of Additional Information, dated April 28, 2000, includes:


         o the financial statements for First Investors Life and the accompanying Report of Independent Certified Public Accountants; and

         o the financial statements for Separate Account C and for Separate Account D and the accompanying Report of Independent Certified Public Accountants for each.

         You can get the Statement of Additional Information at no charge on request to First Investors Life at the address or telephone number on the cover page of this Prospectus.

                                TABLE OF CONTENTS

                         OF THE STATEMENTS OF ADDITIONAL

                                   INFORMATION

       Item                                                               Page
       ----                                                               ----
    General Description......................................................2
    Services.................................................................2
    Annuity Payments.........................................................3
    Other Information........................................................4
    Performance Information..................................................5
    Relevance of Financial Statements........................................9
    Appendices..............................................................10
    Financial Statements....................................................15




                                   APPENDIX I

                             STATE AND LOCAL TAXES*



Alabama..........................--      Missouri......................--
Alaska...........................--      Nebraska......................--
Arizona..........................--      Nevada...........................3.5%
Arkansas.........................--      New Jersey....................--
California.......................2.35%   New Mexico....................--
Colorado.........................--      New York .....................--
Connecticut......................--      North Carolina ...............--
Delaware.........................--      Ohio..........................--
District of Columbia.............2.25%   Oklahoma......................--
Florida..........................1.00%   Oregon........................--
Georgia..........................--      Pennsylvania..................--
Illinois.........................--      Rhode Island..................--
Indiana..........................--      South Carolina................--
Iowa.............................2.00%   Tennessee.....................--
Kentucky.........................2.00%   Texas.........................--
Louisiana........................--      Utah..........................--
Maryland.........................--      Virginia......................--
Massachusetts....................--      Washington....................--
Michigan.........................--      West Virginia...................1.00%
Minnesota........................--      Wisconsin.....................--
Mississippi......................--      Wyoming.........................1.00%




Note: State legislation could change the rates above. State insurance regulation could change the applicability of the rates above.

* Includes local annuity Premium taxation.

                        FIRST INVESTORS LIFE SERIES FUND

[FIRST INVESTORS LOGO]


LIFE SERIES FUND
         BLUE CHIP
         CASH MANAGEMENT
         DISCOVERY
         FOCUSED EQUITY
         GOVERNMENT
         GROWTH
         HIGH YIELD
         INTERNATIONAL SECURITIES
         INVESTMENT GRADE
         TARGET MATURITY 2007
         TARGET MATURITY 2010
         TARGET MATURITY 2015
         UTILITIES INCOME


         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                  THE DATE OF THIS PROSPECTUS IS APRIL 28, 2000

                                    CONTENTS
INTRODUCTION

FUND DESCRIPTIONS

         Blue Chip Fund
         Cash Management Fund
         Discovery Fund
         Focused Equity Fund
         Government Fund
         Growth Fund
         High Yield Fund
         International Securities Fund
         Investment Grade Fund
         Target Maturity 2007 Fund
         Target Maturity 2010 Fund
         Target Maturity 2015 Fund
         Utilities Income Fund


FUND MANAGEMENT

BUYING AND SELLING SHARES

         How and when do the Funds  price  their  shares?
         How do I buy and sell shares?

ACCOUNT POLICIES

         What about dividends and capital gain distributions?
         What about taxes?

FINANCIAL HIGHLIGHTS

         Blue Chip Fund
         Cash Management Fund
         Discovery Fund
         Focused Equity Fund
         Government Fund
         Growth Fund
         High Yield Fund
         International Securities Fund
         Investment Grade Fund
         Target Maturity 2007 Fund
         Target Maturity 2010 Fund
         Target Maturity 2015 Fund
         Utilities Income Fund

                                  INTRODUCTION

This prospectus describes the First Investors Funds that are used solely as the underlying investment options for variable annuity contracts or variable life insurance policies offered by First Investors Life Insurance Company ("FIL"). This means that you cannot purchase shares of the Funds directly, but only through such a contract or policy offered by FIL. Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks and how it has performed. Each Fund description also contains a "Fund in Detail" section with more information on the strategies and risks of the Fund.

                                 BLUE CHIP FUND

                                    OVERVIEW

Objective:            The Fund  seeks high total  investment  return  consistent with the preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:           The Fund primarily  invests in the common stocks of large, well-established  companies  that are in the  Standard and
                      Poor's 500 Composite  Stock Price Index ("S&P 500 Index").
                      These are defined by the Fund as "Blue Chip"  stocks.  The
                      Fund selects  stocks that it believes  will have  earnings growth  in excess of the  average  company  in the S&P 500
                      Index.   While  the  Fund   attempts  to   diversify   its
                      investments so that its weightings in different industries are similar to those of the S&P 500 Index, it is not an index fund and therefore will not necessarily mirror the S&P 500 Index. The Fund generally stays fully invested in stocks under all market conditions.

PRIMARY
RISKS: While Blue Chip stocks are regarded as among the most conservative stocks, like all stocks they fluctuate in price in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Fluctuations in the prices of Blue Chip stocks at times can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

                      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                      How has the Blue Chip Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

   BLUE CHIP

1991      26.17%
1992       6.67%
1993       8.51%
1994      -1.45%
1995      34.00%
1996      21.52%
1997      26.72%
1998      18.66%
1999      25.32%

During the periods shown, the highest quarterly return was 20.03% (for the quarter ended September 30, 1998), and the lowest quarterly return was -13.16% (for the quarter ended September 30, 1990). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Blue Chip Fund's shares compare to those of the S&P 500 Index as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

                                                            Inception
                               1 Year*       5 Years*       (3/8/90)
Blue Chip Fund                 25.32%        25.13%         16.38%
S&P 500 Index                  21.04%        28.51%         18.93%
* The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

     What are the Blue Chip Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:   The Fund seeks high total  investment  return  consistent  with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in common stocks of large, well-established companies that are in the S&P 500 Index. These are defined by the Fund as "Blue Chip" stocks. The S&P 500 Index consists of both U.S. and foreign corporations.

The Fund uses fundamental research to select stocks of companies with strong balance sheets, relatively consistent records of achievement, and potential earnings growth that is greater than that of the average company in the S&P 500 Index. The Fund attempts to stay broadly diversified and sector neutral relative to the S&P 500 Index, but it may emphasize certain industry sectors based on economic and market conditions. The Fund intends to remain relatively fully invested in stocks under all market conditions rather than attempt to time the market by maintaining large cash or fixed income securities positions when market declines are anticipated. The Fund usually will sell a stock when the reason for holding it is no longer valid, it shows deteriorating fundamentals, or it falls short of the Fund's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Blue Chip Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. While Blue Chip stocks have historically been the least risky and most liquid stocks, like all stocks they fluctuate in value. Fluctuations of Blue Chip stocks can be sudden and substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

OTHER RISKS: While the Fund generally attempts to remain sector neutral relative to the S&P 500 Index, it is not an index fund. The Fund may hold securities other than those in the S&P 500 Index, may hold fewer securities than the Index, and may have sector or industry allocations different from the Index, each of which could cause the Fund to underperform the Index.

                              CASH MANAGEMENT FUND

                                    OVERVIEW

OBJECTIVE:   The Fund  seeks to earn a high rate of  current  income  consistent with the preservation of capital and maintenance of liquidity.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund invests in high-quality  money market instruments that the
             Fund determines present minimal credit risk. These instruments include prime commercial paper, variable and floating rate corporate notes, and short term U.S. government agency obligations. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar weighted average maturity of the entire portfolio, and diversification requirements.

PRIMARY
RISKS: While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Like all money market funds, these are the risks of investing in the Fund:

             o The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments, a credit downgrade of one of the Fund's investments, or an unexpected change in interest rates.

             o The Fund's yield will change daily based upon changes in interest rates and other market conditions.

                AN  INVESTMENT  IN THE  FUND  IS NOT A BANK  DEPOSIT  AND IS NOT
                INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                   How has the Cash Management Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the last ten years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

CASH MANAGEMENT

1990      7.49%
1991      5.71%
1992      3.02%
1993      2.70%
1994      3.77%
1995      5.51%
1996      5.00%
1997      5.08%
1998      5.02%
1999      4.67%

During the periods shown, the highest quarterly return was 2.00% (for the quarter ended June 30, 1990), and the lowest quarterly return was 0.65% (for the quarter ended June 30, 1993). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows the average annual total returns for the Cash Management Fund's shares as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy.


                                    1 Year*     5 Years*     10 Years*

Cash Management Fund                4.67%       5.06%        4.77%
* The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

What are the Cash Management Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:   The Fund  seeks to earn a high rate of  current  income  consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in high-quality money market instruments that are determined by the Fund's Adviser to present minimal credit risk. Some common types of money market instruments are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which are promissory notes issued by large companies or financial firms; banker's acceptances, which are credit instruments guaranteed by a bank; negotiable certificates of deposit, which are issued by banks in large denominations; and floating rate notes. The interest rate of a floating rate instrument is generally based on a known lending rate, such as a bank's prime rate, and may reset whenever the underlying rate is adjusted, or at specific intervals.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable NAV of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, the security's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund considers the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party. Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Cash Management Fund:

INTEREST RATE RISK: Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline, and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Interest rate risk also includes the risk that in a declining interest rate environment the Fund will have to invest the proceeds of maturing investments in lower-yielding investments. The yields received by the Fund on some of its investments will also decline as interest rates decline. For example, the Fund invests in floating rate bonds and notes. When interest rates decline, the yields paid on these securities may decline.

CREDIT RISK: A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's Investors Service, Inc. or Standard & Poor's Ratings Group), the greater the chance (in the rating agency's opinion) the security's issuer will default, or fail to meet its repayment obligations. Direct U.S.
Treasury obligations (securities backed by the U.S. government) carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields.

                                 DISCOVERY FUND

                                    OVERVIEW

Objective:   The Fund  seeks  long-term  growth of  capital,  without  regard to dividend or interest income.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund primarily invests in common stocks of companies with small market capitalizations ("small-cap stocks") which have the potential for substantial long-term growth. The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, have new management, or are experiencing some other "special situation" which makes their stocks undervalued. Because these companies tend to be smaller, their growth potential is often greater. While the Fund primarily invests in U.S. companies, it may invest in stocks of foreign companies.

PRIMARY
RISKS: While the potential long-term rewards of investing in small-cap stocks are substantial, there are also substantial risks. Small-cap stocks carry more risk because they are often in the early stages of development, dependent on a small number of products or services, lack substantial financial resources, and have less predictable earnings. Small-cap stocks also tend to be less liquid, and experience sharper price fluctuations than stocks of companies with large capitalizations. These fluctuations can be substantial. Stocks of foreign companies carry additional risks including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

             An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                     How has the Discovery Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Discovery Fund's shares from year to year over the last ten years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.


The chart below contains the following plot points:

   DISCOVERY

1990      -5.47%
1991      51.73%
1992      15.74%
1993      22.20%
1994      -2.53%
1995      25.23%
1996      12.48%
1997      16.84%
1998       3.05%
1999      27.97%

During the periods shown, the highest quarterly return was 26.55% (for the quarter ended December 31, 1998), and lowest quarterly return was -22.34% (for the quarter ended September 30, 1998). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for Discovery Fund's shares compare to those of the Russell 2000 Index as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small-cap stocks. The Russell 2000 Index does not take into account fees and expenses that an investor would incur in holding the securities in the Russell 2000 Index. If it did so, the returns would be lower than those shown.

                           1 Year*       5 Years*       10 Years*
Discovery Fund             27.97%        16.76%         15.67%
Russell 2000 Index         21.35%        16.36%         12.24%
*The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

          What  are  the  Discovery  Fund's  objective,   principal   investment
strategies, and principal risks?

OBJECTIVE:   The Fund  seeks  long-term  growth of  capital,  without  regard to dividend or interest income.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in common stocks of small-cap companies. The Fund defines small-cap stocks as those with market capitalizations which fall within the range of those of companies in the Standard and Poor's 600 Small-Cap Index ("S&P 600 Small-Cap Index"). (As of December 31, 1999, the market capitalizations of companies in the S&P 600 Small-Cap Index was between $28 million and $4.1 billion. The market capitalizations of companies in the S&P 600 Small-Cap Index will change with market conditions.) The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, have new management, or are experiencing some other "special situation" which makes their stocks undervalued. Because these companies tend to be smaller, their growth potential is often greater. While the Fund primarily invests in U.S. companies, it may invest in stocks of foreign companies. The Fund's investments in foreign companies are generally limited to stocks that are dollar-denominated and traded in the U.S.

In selecting stocks, the Fund relies on fundamental research. It considers, among other things, earnings growth potential, revenue growth potential, cash flow and tangible book value. The Fund attempts to stay broadly diversified but it may emphasize certain industry sectors based on economic and market conditions. The Fund usually will sell a stock when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Discovery Fund:

MARKET RISK: Because this Fund invests in stocks, an investment in the Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets. The market risk associated with small-cap stocks is greater than that associated with larger-cap stocks because small-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets.

Small-cap companies are generally dependent on a small number of products or services, their earnings are less predictable, and their share prices more volatile. These companies are also more likely to have limited markets or financial resources, and may depend on a small, inexperienced management group.

LIQUIDITY RISK: Stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

FOREIGN ISSUERS RISK: Foreign investments involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

OTHER RISKS: While the Fund generally attempts to invest in small-cap stocks with market capitalizations which fall within the range of those of companies in the S&P 600 Small-Cap Index, it is not an index fund. The Fund may hold securities other than those in the S&P 600 Small-Cap Index, may hold fewer securities than the Index, and may have sector or industry allocations different from the Index, each of which could cause the Fund to underperform the Index.

                               FOCUSED EQUITY FUND

                                    OVERVIEW

OBJECTIVE:        The Fund seeks capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund seeks to achieve its objective by focusing its investments in the common stocks of approximately 20 to 30 U.S. companies. Generally, not more than 12% of the Fund's total assets will be invested in the securities of a single issuer. The Fund uses an event-driven approach in selecting investments. In making investment decisions, the Fund looks for companies that appear to be undervalued because they are undergoing corporate or other events that appear likely to result in significant growth in the companies' valuations. The Fund seeks to identify companies with proven management, superior cash flow and outstanding franchise
             values.   The  Fund  usually  will  sell  a  stock  when  it  shows
             deteriorating fundamentals, reaches its target value, constitutes 12% or more of the total portfolio, or when the Fund identifies better investment opportunities.

Primary

Risks: While there are substantial potential long-term rewards of investing in a concentrated portfolio of securities that are considered undervalued, there are also substantial risks. First, the value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Second, because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding. Third, there is a risk that the event that led the Fund to make an investment may occur later than anticipated or not at all. This may disappoint the market and cause a decline in the value of the investment. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

             An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             What about performance?

Because the Fund commenced operations on November 8, 1999, as of the date of this prospectus it did not have a full year of performance information available.

                               THE FUND IN DETAIL

        What are the Focused Equity Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE: The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund seeks to achieve its objective by focusing its investments in the common stocks of approximately 20 to 30 U.S. companies. The Fund is a non-diversified investment company. The Fund will usually concentrate 80% of its portfolio in its top 15 holdings. It will frequently have more than 10% of its assets in the securities of a single issuer. Although the Fund is not required to limit the amount of any investment in the securities of any one issuer, it generally will not invest more than 12% of its total assets in the securities of a single issuer. The Fund's strategy is to remain relatively fully invested, but at times the Fund may have cash positions of 10% or more if the Fund cannot identify qualified investment opportunities or it has a negative or "bearish" view of the stock market. However, under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks).

The Fund uses an event-driven approach in selecting investments. The Fund looks for companies that appear to be undervalued because they are undergoing some corporate or other event that the Fund believes can result in significant growth in the companies' valuations. Examples of these events include: announced mergers, acquisitions and divestitures; financial restructurings; management reorganizations; stock buy-back programs; or industry transformations that can affect competitiveness. The Fund then identifies companies with proven management teams which maintain significant financial interest in the companies, superior cash flows in excess of internal growth requirements and outstanding franchise values. The Fund generally invests with a time horizon of two-to-five years and seeks investments which offer the potential of appreciating at least 50% within the first two years of the investment.

The Fund actively monitors the companies in its portfolio through regular meetings and teleconference calls with senior management and personal visits. The Fund also actively monitors the industries and competitors of the companies within its portfolio and regularly determines whether the original investment thesis still holds true. The Fund usually will sell a stock when it shows deteriorating fundamentals, reaches its target value, constitutes more than 12% of the total portfolio, or when the Fund identifies better investment opportunities.

The Fund may purchase and sell futures contracts and options on futures contracts for hedging purposes. The Fund anticipates engaging in such transactions relatively infrequently and over relatively short periods of time. Any hedging strategy that the Fund may decide to employ will generally be effected by buying puts on the overall market or an index, such as puts on the Standard & Poor's 500 Composite Stock Price Index.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Focused Equity Fund:

MARKET RISK: Because the Fund primarily invests in stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only due to company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Fluctuations in the prices of stocks can be sudden and substantial. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers. This means that the Fund's performance may be substantially impacted by the change in value of even a single holding. The price of a share of the Fund can therefore be expected to fluctuate more than a comparable diversified fund. Moreover, the Fund's share price may decline even when the overall market is increasing. An investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.

EVENT-DRIVEN STYLE RISK: The event-driven investment approach used by the Fund carries the additional risk that the event anticipated may occur later than expected or not at all or may not have the desired effect on the market price of the security.

FUTURES AND OPTIONS RISKS: The Fund could suffer a loss if it fails to hedge its portfolio prior to a market decline. Moreover, if the Fund engages in hedging transactions using futures or options, the Fund could nevertheless suffer a loss if the hedging is based upon an inaccurate prediction of movements in the direction of the securities and interest rate markets or the hedging instrument does not accurately reflect the Fund's portfolio. The Fund may experience adverse consequences that leave it in a worse position than if such strategies were not used. As a result, the Fund may not achieve its investment objective.

                                 GOVERNMENT FUND

                                    OVERVIEW

OBJECTIVE:   The Fund seeks to  achieve a  significant  level of current  income which is consistent with security and liquidity of principal.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund primarily  invests in obligations  issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The majority of the Fund's investments consist of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation. Mortgage-backed securities represent interests in "pools" of mortgage loans. Because the mortgage-backed securities purchased by the Fund are generally guaranteed as to the timely payment of principal and interest to investors in the pools, the Fund's primary strategies revolve around managing interest rate risk, prepayment risk, and extension risk. The Fund attempts to manage these risks by adjusting the duration of its portfolio and the average coupon rate of its mortgage-backed securities holdings.

PRIMARY
RISKS: While mortgage-backed securities are guaranteed in varying degrees as to payment of principal and interest, this guarantee does not apply in any way to the market prices of these securities or the Fund's share price, both of which will fluctuate. There are three main risks of investing in the Fund: interest rate risk, prepayment risk, and extension risk. When interest rates rise, the mortgage-backed securities held by the Fund tend to decline in price, and when interest rates fall, they tend to increase in price. This is interest rate risk. When interest rates fall, homeowners also tend to refinance their mortgages. When this occurs, the Fund loses the benefit of higher yielding mortgages and must reinvest in lower interest rate mortgages. This is prepayment risk. Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines. The Fund may, at times, engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund. Accordingly, the value of an investment in the Fund as well as the dividends you receive will go up and down, which means that you could lose money.

             AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                     How has the Government Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Government Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

    GOVERNMENT

1993       6.35%
1994      -4.10%
1995      15.63%
1996       3.59%
1997       8.61%
1998       7.54%
1999       1.05%

During the periods shown, the highest quarterly return was 5.50% (for the quarter ended June 30, 1995), and the lowest quarterly return was -3.21% (for the quarter ended March 31, 1994). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for Government Fund's shares compare to those of the Salomon Brothers Mortgage Index ("Mortgage Index") and the Salomon Brothers Government Index ("Government Index") as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and Federal Housing Administration ("FHA") and Government National Mortgage Association project notes. The Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The Indexes do not take into account fees and expenses that an investor would incur in holding the securities in the Indexes. If they did so, the returns would be lower than those shown.

                                                               Inception
                           1 Year*          5 Years*           (1/7/92)

Government Fund             1.05%             7.17%            5.92%
Mortgage Index              1.83%             7.93%            6.68%**
Government Index           (2.23)%            7.49%            6.65%**
*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 12/31/91 to 12/31/99.

                               THE FUND IN DETAIL

          What  are  the  Government  Fund's  objective,   principal  investment
strategies, and principal risks?

OBJECTIVE:   The Fund seeks to  achieve a  significant  level of current  income which is consistent with security and liquidity of principal.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The majority of the Fund's investments consist of mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgages. The principal and interest from the underlying mortgages are passed through to investors in the pools. Some pools are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some pools are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal
National Mortgage Association bonds (called "Fannie Maes"). Other pools are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations (called "Freddie Macs"). The Fund also invests in U.S. Treasury securities and securities issued by U.S. agencies, such as the Tennessee Valley Authority.

The Fund's primary investment strategies revolve around managing interest rate risk, prepayment risk, and extension risk. Interest rate risk is managed by adjusting the duration of the securities owned by the Fund. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust duration by buying or selling U.S. Treasury securities. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing U.S. Treasury securities with shorter maturities or selling U.S. Treasury securities with longer maturities. Prepayment risk and extension risk are managed by adjusting the composition of the Fund's holdings. For example, if interest rates appear likely to decline, the Fund may attempt to reduce prepayment risk by buying mortgage-backed securities with lower coupons. Conversely, if interest rates appear likely to increase, the Fund may reduce extension risk by purchasing mortgage-backed securities with higher coupons.

The Fund uses a "top-down" approach in making investment decisions based on interest rate, economic and market conditions. In selecting investments, the Fund considers coupon and yield, relative value and weighted average maturity of the pool. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or if it fails to meet the expectations of the portfolio manager. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Government Fund:

INTEREST RATE RISK: All of the securities held by the Fund are subject to interest rate risk. In general, the market prices of bonds rise when interest rates fall, and fall when interest rates rise. Short-term interest rates and long-term interest rates do not necessarily move in the same direction or in the same amounts. Bonds with longer maturities tend to be more sensitive to interest rate changes than those with shorter maturities.

PREPAYMENT RISK: Because the Fund invests primarily in mortgage-backed securities, it is subject to prepayment risk. When interest rates decline, homeowners tend to refinance their mortgages. When this occurs, investors in pools suffer a higher rate of prepayment. As a result, investors in pools not only lose the benefit of the higher yielding underlying mortgages that are being prepaid but they must reinvest the proceeds at lower interest rates. This could cause a decrease in the Fund's income and share price.

EXTENSION RISK: Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. There is some credit risk associated with the Fund's investments; however, it is perceived to be minimal. Most of the securities owned by the Fund are backed by the full faith and credit of the U.S. Government, the ability to borrow from the U.S. Treasury, or the perceived moral obligation of the U.S. Government.

FREQUENT TRADING RISK: The Fund may, at times, engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund.

                                   GROWTH FUND

                                    OVERVIEW

OBJECTIVE:            The Fund seeks long-term capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES:  Under normal circumstances,  the Fund will remain fully invested in equity securities, with most of its holdings in U.S. common stocks. The Fund seeks to invest in seasoned companies with proven track records and above-average earnings growth. The Fund invests predominantly in larger companies, but will also attempt to enhance its return by investing in mid-sized and smaller companies that the Fund's investment subadviser believes have attractive growth potential.

PRIMARY
RISKS: Like all stocks, growth stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, changes in interest rates, company-specific developments and other factors. Mid-cap stocks tend to experience sharper price fluctuations than stocks of large-cap companies. To the extent that the Fund decides to invest in small-cap companies, the risk of price fluctuations is even greater. Fluctuations in the prices of the stocks held by the Fund at times can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

             An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       How has the Growth Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Growth Fund's shares for each of the last ten calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

GROWTH

The chart below contains the following plot points:

1990      -2.99%
1991      34.68%
1992       9.78%
1993       6.00%
1994      -2.87%
1995      25.12%
1996      24.45%
1997      29.28%
1998      27.35%
1999      26.47%

During the periods shown, the highest quarterly return was 23.98% (for the quarter ended December 31, 1998), and the lowest quarterly return was -15.45% (for the quarter ended September 30, 1990). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Fund's shares compare to those of the S&P 500 Index as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

                                    1 Year*          5 Years* 10 Years*

Growth Fund                         26.47%           26.52%            16.95%
S&P 500 Index                       21.04%           28.51%            18.19%
*The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

           What  are  the  Growth  Fund's   objectives,   principal   investment
strategies, and principal risks?

OBJECTIVES: The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Fund will remain fully invested in equity securities, with most of its holdings in U.S. common stocks. The Fund will also invest in foreign companies whose stocks are denominated in U.S. dollars and listed and traded on a U.S. securities exchange, either directly or through Depository Receipts. The Fund favors stocks of seasoned companies with proven records and above-average earnings growth, and stocks of companies with outstanding growth records and potential. The Fund invests predominantly in larger companies, but will also attempt to enhance its return by investing in mid-sized and smaller companies that the investment subadviser believes have attractive growth potential. The Fund will typically invest in most major sectors of the economy and therefore the Fund's investments will be widely diversified by company and industry. The Fund may invest up to 25% of its assets in certain industry sectors based on economic and market conditions.

The Fund uses fundamental research and analysis to identify prospective investments. The Fund looks to identify industry leaders and those companies which are leaders in industry niches. Research is focused on companies with a proven record of sales and earnings growth, profitability, and cash flow generation. Security selection is based on any one or more of the following characteristics: (1) accelerating earnings growth and the possibility of positive earnings surprises; (2) strong possibility of price to earnings multiple expansion (or increases in other similar valuation measures); (3) hidden or unappreciated value; or (4) improving company and/or industry outlook.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if (1) its downside risk equals or exceeds its upside potential; (2) it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; (3) it experiences excessive valuations; or (4) there is a deteriorating company and/or industry outlook.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Growth Fund:

MARKET RISK: Because the Fund invests in stocks, an investment in the Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets.

The market risk associated with mid-cap and small-cap stocks is generally greater than that associated with large-cap stocks because mid-cap and small-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets. Their earnings tend to be less predictable than those of larger, more established companies. The prices of these stocks can also be influenced by the anticipation of future products and services which, if delayed, could cause the prices to drop. Fluctuation in prices of stocks can be sudden and substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the same time and the price that the seller would like. For example, stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

                                 HIGH YIELD FUND

                                    OVERVIEW

OBJECTIVES:  The Fund primarily seeks high current income and secondarily  seeks capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES:  The  Fund   primarily   invests  in  a  diversified   portfolio  of
             high-yield, below-investment grade corporate bonds (commonly known as "junk bonds"). These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default.
             The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries.
             While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries.
             These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to achieve capital appreciation by investing in high-yield bonds with stable to improving credit conditions.

PRIMARY
RISKS: There are four primary risks of investing in the Fund. First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High-yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings. High-yield bonds issued by foreign companies are subject to additional risks including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign markets. Second, the value of the Fund's shares could decline if the entire high-yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high-yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors. Third, high-yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell. Fourth, while high-yield bonds are generally less interest rate sensitive than higher-quality bonds, their values generally will decline when interest rates rise. Fluctuations in the prices of high-yield bonds can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

             AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                     How has the High Yield Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the High Yield Fund's shares for each of the last ten calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

   HIGH YIELD

1990      -5.77%
1991      33.96%
1992      13.15%
1993      18.16%
1994      -1.56%
1995      19.82%
1996      12.56%
1997      12.47%
1998       3.15%
1999       4.95%

During the periods shown, the highest quarterly return was 11.16% (for the quarter ended March 31, 1991), and the lowest quarterly return was -8.11% (for the quarter ended September 30, 1990). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the High Yield Fund's shares compare to those of the Credit Suisse First Boston High Yield Index ("High Yield Index") as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the Index. If it did so, the returns would be lower than those shown.


                    1 Year*         5 Years*         10 Years*

High Yield Fund     4.95%           10.43%           10.42%
High Yield Index    2.26%           8.86%            10.95%
*The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

         What are the High Yield Fund's objectives, principal investment strategies, and principal risks?

OBJECTIVES:  The Fund primarily seeks high current income and secondarily  seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in a diversified portfolio of high-yield, below-investment grade corporate bonds commonly known as "junk bonds" (those rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Ratings Group). High-yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former Blue Chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's portfolio may include zero coupon bonds and pay in kind bonds. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The
Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries.

To achieve its secondary objective of capital appreciation, the Fund attempts to invest in bonds that have stable to improving credit quality that could appreciate in value because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high-yield bonds, it relies principally on its own research and investment analysis. The Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Fund will usually sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the High Yield Fund:

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High-yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

MARKET RISK: The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high-yield market is usually associated more with stocks than bonds. The prices of high-yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets.

LIQUIDITY RISK: High-yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high-yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high-yield bonds may be subject to wide price fluctuations due to liquidity concerns.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

FOREIGN ISSUERS RISK: Foreign investments involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

                          INTERNATIONAL SECURITIES FUND

                                    OVERVIEW

OBJECTIVES:  The Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund invests in a  diversified  portfolio of common stocks (and other equity securities) of companies which are located throughout the world, including the United States. The Fund primarily invests in large or medium capitalization stocks which are traded in larger and more established markets throughout the world. The Fund also invests opportunistically in smaller capitalization stocks and stocks of smaller, less-developed or emerging markets. The Fund generally does not attempt to hedge its foreign securities investments against currency rate fluctuations. To a limited extent, the Fund uses stock index futures contracts and options thereon as temporary substitutes for purchases of foreign stocks and to adjust country weightings.

PRIMARY
RISKS: All stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. The risks of investing in a stock fund that invests in foreign stocks are accentuated because investments in foreign stocks, particularly emerging markets, can decline in value because of declines in the values of local currencies, irrespective of how well the companies that issue such stocks are doing; there is less supervision and regulation of foreign securities markets; foreign securities markets are generally less liquid than U.S. markets; there may be less financial information available on certain foreign companies; and there may be political instability in some countries in which the Fund may invest. Fluctuations in the prices of foreign stocks can be especially sudden and substantial. Stocks with smaller market capitalizations tend to experience sharper price fluctuations. Using stock index futures and options thereon as temporary substitutes for foreign stocks carries similar risks as direct ownership of all of the stocks in the index. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

             An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               How has the International Securities Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the International Securities Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.


The chart below contains the following plot points:

International Securities

1991      15.24%
1992      -1.13%
1993      22.17%
1994      -1.29%
1995      18.70%
1996      15.23%
1997       9.09%
1998      18.18%
1999      31.46%

During the periods shown, the highest quarterly return was 19.51% (for the quarter ended December 31, 1999), and the lowest quarterly return was -14.92% (for the quarter ended September 30, 1998). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the International Securities Fund's shares compare to those of the Morgan Stanley Capital International All Country World Free Index ("MSCI All Country Index") as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The MSCI All Country Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. The MSCI All Country Index does not take into account fees and expenses that an investor would incur in holding the securities in the index. If it did so, the returns would be lower than those shown.

                                                                      Inception
                                            1 Year*     5 Years*      (4/16/90)

International Securities
  Fund                                       31.46%      18.31%       13.09%
MSCI All Country Index                       26.82%      19.18%       14.07%**
*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 4/30/90 to 12/31/99.

                               THE FUND IN DETAIL

What are the International Securities Fund's objectives, principal investment strategies, and principal risks?

OBJECTIVES: The Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in a diversified portfolio of common stocks of companies which are located throughout the world, including the United States ("U.S."). Under normal market conditions, the Fund attempts to maintain broad country diversification. The Fund has a fundamental policy (which may only be changed by shareholder vote) to invest no more than 35% of its total assets in securities of U.S. companies, obligations of the U.S. government, its agencies and instrumentalities, and cash or cash equivalents denominated in U.S. dollars. The foreign stocks that the Fund purchases are typically denominated in foreign currencies. The Fund generally does not hedge against fluctuations in the value of foreign currencies.

The Fund invests primarily in stocks of companies which are considered large to medium in size (as measured by market capitalization). The Fund may also invest in smaller companies when management views them as attractive alternatives to the stocks of larger or more established companies. The Fund will make direct investments in foreign issuers by purchasing securities traded in a foreign market, as well as indirect investments through purchases of Depository Receipts, such as American Depository Receipts and Global Depository Receipts.

The Fund invests primarily in stocks which trade in larger and more established markets, but also may invest (to a lesser degree) in smaller, less-developed or emerging markets where management believes there is significant opportunity for growth of capital. The status of markets as "smaller," "less-developed" or "emerging" may change over time as a result of developments in national or regional economies and capital markets. Within emerging markets, the Fund seeks to participate in the more established markets which management believes provide sufficient liquidity.

The Fund also uses stock index futures contracts and options thereon as temporary substitutes for purchases of foreign stocks. This practice can afford a hedge against not participating in an advance in a country at a time when the Fund is not fully invested in the country. Stock index futures contracts and options thereon are also used to maintain desired country exposures. The Fund will not invest more than 5% of its assets in stock index futures or options thereon.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on any one or more of the following characteristics: (1) accelerating earnings growth or the possibility of positive earnings surprises; (2) strong possibility of price-to-earnings multiple expansion (or increases in other similar valuation measures); (3) hidden or unappreciated value; or (4) improving local market and/or industry outlook.

Once the best purchase candidates for the Fund are identified, the portfolio construction process begins. In this phase, many factors are considered in creating a total portfolio of securities for the Fund, including: (1) regional and country weightings; (2) currency exposure; (3) industry and sector allocation; and (4) exposure to a number of other factors, such as interest rates or company size.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if: (1) its downside risk equals or exceeds its upside potential; (2) it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; (3) it experiences excessive valuations; or (4) there is a deteriorating local market and/or industry outlook.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the International Securities Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles, with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While the Fund's strategy of being globally diversified may help to reduce the volatility or variability of the Fund's returns relative to another global fund which invests in fewer stocks or whose investments are focused in fewer countries or industry sectors, this strategy may not prevent a loss to the Fund if stock markets worldwide were to decline at the same time, or if a particular country where the Fund is significantly invested experiences a significant decline. Fluctuations of stock prices can be sudden and substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

FOREIGN SECURITIES RISK: Investments in foreign securities or foreign markets involve special risks and considerations. Some of these factors are also present when investing in the United States but are heightened issues when investing in non-U.S. markets and especially emerging markets. For example, such risks and considerations may include political and economic instability, nationalization, confiscatory taxation, differing accounting and financial reporting standards, the inability to obtain reliable financial information regarding a company's balance sheet and operations. In addition, international investors may experience higher commission rates on foreign portfolio transactions, potential adverse changes in tax and exchange control regulations, and the potential for restrictions on the flow of international capital. Many foreign countries impose withholding taxes on income from investments in such countries, which a portfolio may not recover. Also, fluctuations in the exchange rates between the US dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies, for example, by eroding or reversing gains or widening losses from those investments. Using stock index futures and options thereon as temporary substitutes for foreign stocks carries similar risks as direct ownership of all of the stocks in the index.

LIQUIDITY RISK: Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. In such a situation, the seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

SMALL-CAP AND MID-CAP RISK: The market risk associated with small-to mid-cap stocks is greater than that associated with larger-cap stocks because small-to mid-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-to mid-cap companies are generally dependent on a smaller number of products or services, their earnings are less predictable, and their share prices more volatile. These companies are also more likely to have limited markets or financial resources, or to depend on a small, inexperienced management group.

                              INVESTMENT GRADE FUND

                                    OVERVIEW

OBJECTIVE:   The Fund  seeks to  generate a maximum  level of income  consistent with investment in investment grade debt securities.

PRIMARY
INVESTMENT

STRATEGIES:  The Fund  primarily  invests in corporate  bonds of U.S.  companies that are rated in one of the four highest ratings categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"). Such bonds are generally called "investment grade bonds." Investment grade bonds offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may also invest to a limited extent in high yield, below investment grade bonds (commonly called "high yield bonds" or "junk bonds"). The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund's investments in foreign companies are generally limited to bonds that are dollar-denominated and traded in the U.S. (commonly called "Yankee bonds").

             The Fund selects bonds primarily on the basis of its own research and investment analysis. The Fund also takes economic and interest rate outlooks into consideration when selecting investments.

PRIMARY
RISKS: There are two main risks of investing in the Fund: credit risk and interest rate risk. The Fund's share price will decline if one or more of its bond holdings is downgraded in rating, or one or more issuers suffers a default, or there is a concern about credit downgrades or defaults in general as a result of a deterioration in the economy as a whole. The Fund's share price will also decline as interest rates rise. Like all bonds, investment grade bonds tend to rise in price when interest rates decline, and decline in price when interest rates rise. High yield bonds are subject to greater credit risk but slightly less interest rate risk than investment grade bonds. High yield bonds are also subject to greater market fluctuations. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

             AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

             How has the Investment Grade Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Investment Grade Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.


The chart below contains the following plot points:

INVESTMENT GRADE

1993      10.93%
1994      -3.53%
1995      19.69%
1996       2.84%
1997       9.81%
1998       9.15%
1999      -2.53%

During the periods shown, the highest quarterly return was 6.50% (for the quarter ended June 30, 1995), and the lowest quarterly return was -3.57% (for the quarter ended March 31, 1994). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Investment Grade Fund's shares compare to those of the Lehman Brothers Corporate Bond Index ("Corporate Bond Index") as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million. The Corporate Bond Index does not take into account fees and expenses that an investor would incur in holding the securities in the Corporate Bond Index. If it did so, the returns would be lower than those shown.

                                                                      Inception
                                    1 Year*          5 Years*         (1/7/92)
Investment Grade Fund               (2.53)%          7.54%            6.65%
Corporate Bond Index                (1.96)%          8.18%            7.14%**
*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 12/31/91 to 12/31/99.

                               THE FUND IN DETAIL

       What are the Investment Grade Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:   The Fund  seeks to  generate a maximum  level of income  consistent with investment in investment grade debt securities.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in corporate bonds of companies that are rated investment grade by Moody's or S&P ("investment grade bonds"). These are bonds that are rated among the four highest ratings categories by Moody's or S&P. Investment grade bonds generally offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may invest up to 10% of its total assets in high yield, below investment grade bonds. The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund's investments in foreign companies are generally limited to Yankee bonds. The Fund's investments in Yankee bonds are limited to 10% of its total assets.

Although the Fund may diversify among the four investment grade ratings, it may emphasize bonds with higher ratings at times when the economy appears to be weakening and bonds with lower ratings when the economy appears to be improving. The Fund adjusts the average weighted maturity of the bonds in its portfolio based on its interest rate outlook. If it believes that interest rates are likely to fall, it will attempt to buy bonds with longer maturities or sell bonds with shorter maturities. By contrast, if it believes interest rates are likely to rise, it will attempt to buy bonds with shorter maturities or sell bonds with longer maturities. The Fund also attempts to stay broadly diversified, but it may emphasize certain industry sectors based on the outlook for interest rates, economic forecasts, and market conditions. The Fund may buy or sell Treasury securities instead of investment grade corporate bonds to adjust the Fund's average weighted maturity.

Although the Fund will consider ratings assigned by ratings services in selecting investments, it relies principally on its own research and investment analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, asset quality, debt levels, and management strength. The Fund will not necessarily sell an investment if its rating is reduced. The Fund usually will sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKs: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Investment Grade Fund:

CREDIT RISk: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds, but BBB-rated bonds may have speculative characteristics as well. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payment of principal and interest.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

LIQUIDITY RISK: High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at reasonable prices, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

FOREIGN ISSUERS RISK: Foreign investments involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

                            TARGET MATURITY 2007 FUND

                                    OVERVIEW

OBJECTIVE:   The Fund  seeks a  predictable  compounded  investment  return  for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund primarily invests in non-callable zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities, that mature on or around the maturity date of the Fund. The Fund will mature and terminate at the end of the year 2007. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions.

PRIMARY
RISKS: If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

             AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                How has the Target Maturity 2007 Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

   TARGET 2007

1996      -2.16%
1997      13.38%
1998      14.97%
1999      -9.39%

During the periods shown, the highest quarterly return was 9.99% (for the quarter ended September 30, 1998), and the lowest quarterly return was -7.84% (for the quarter ended March 31, 1996). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Target Maturity 2007 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index") as of December 31, 1999. The Fund sells its shares solely to a variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown.

                                                     Inception
                                    1 Year*          (4/26/95)

Target  Maturity 2007 Fund            (9.39)%        7.72%
SB Government  Index                  (2.23)%        6.67%**
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 4/30/95 to 12/31/99.


                               THE FUND IN DETAIL

     What are the Target Maturity 2007 Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:   The Fund  seeks a  predictable  compounded  investment  return  for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds issued or guaranteed by the U.S.
government, its agencies or instrumentalities that mature on or around the maturity date of the Fund (December 31, 2007). Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or issued by private corporate issuers. The discounts from face values at which zero coupon securities are purchased varies depending on the time remaining until maturity, prevailing interest rates, and the liquidity of the security. Because the discounts from face values are known at the time of investment, investors intending to hold zero coupon securities until maturity know the value of their investment return at the time of investment, assuming full payment is made by the issuer upon maturity.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short-term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Target Maturity 2007 Fund:

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

                            TARGET MATURITY 2010 FUND

                                    OVERVIEW

OBJECTIVE:   The Fund  seeks a  predictable  compounded  investment  return  for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund primarily  invests in non-callable  zero coupon bonds that mature on or around the maturity date of the Fund and are issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund will mature and terminate at the end of the year 2010. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

PRIMARY
RISKS: If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

             AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                How has the Target Maturity 2010 Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

TARGET 2010

1997      15.86%
1998      14.36%
1999     -11.73%


During the periods shown, the highest quarterly return was 10.25% (for the quarter ended September 30, 1998), and the lowest quarterly return was -5.02% (for the quarter ended March 31, 1999). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Target Maturity 2010 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index") as of December 31, 1999. The Fund sells its shares solely to a variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown.

                                                     Inception
                                    1 Year*          (4/30/96)

Target  Maturity 2010 Fund         (11.73)%          7.53%
SB Government  Index                (2.23)%          6.21%**
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 4/30/96 to 12/31/99.

                               THE FUND IN DETAIL

     What are the Target Maturity 2010 Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:   The Fund  seeks a  predictable  compounded  investment  return  for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

PRINCIPAL  INVESTMENT  STRATEGIES:  The Fund  invests  at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or issued by private corporate issuers. The discounts from face values at which zero coupon securities are purchased varies depending on the time remaining until maturity, prevailing interest rates, and the liquidity of the security. Because the discounts from face values are known at the time of investment, investors intending to hold zero coupon securities until maturity know the value of their investment return at the time of investment, assuming full payment is made by the issuer upon maturity.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Target Maturity 2010 Fund:

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

                            TARGET MATURITY 2015 FUND

                                    OVERVIEW

OBJECTIVE:   The Fund  seeks a  predictable  compounded  investment  return  for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund primarily  invests in non-callable  zero coupon bonds that mature on or around the maturity date of the Fund and are issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund will mature and terminate at the end of the year 2015. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

PRIMARY
RISKS: If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

             AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             What about performance?

Because the Fund commenced operations on November 8, 1999, as of the date of this prospectus, it did not have a full year of performance information available.

                               THE FUND IN DETAIL

     What are the Target Maturity 2015 Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:   The Fund  seeks a  predictable  compounded  investment  return  for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

PRINCIPAL  INVESTMENT  STRATEGIES:  The Fund  invests  at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or issued by private corporate issuers. The discounts from face values at which zero coupon securities are purchased vary depending on the times remaining until maturities, prevailing interest rates, and the liquidity of the securities. Because the discounts from face values are known at the time of investment, investors intending to hold zero coupon securities until maturity know the value of their investment return at the time of investment, assuming full payment is made by the issuer upon maturity.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Target Maturity 2015 Fund:

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

                              UTILITIES INCOME FUND

                                    OVERVIEW

OBJECTIVES:  The Fund  primarily  seeks  high  current  income  and  secondarily long-term capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES:  The Fund concentrates its investments in stocks of public utilities companies ("utilities stocks"). The Fund attempts to diversify across all sectors of the utilities industry (i.e., electric, gas, telecommunications and water), but from time to time it will emphasize one or more sectors based on the outlook for the various sectors. While the Fund primarily invests in U.S. companies, it may invest in stocks of foreign utilities companies.

PRIMARY
RISKS: While utilities stocks tend to be regarded as less volatile than other stocks, like all stocks they fluctuate in value in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Because the Fund concentrates its investments in public utilities stocks, the value of its shares will be particularly affected by events that impact on the utilities industry, such as changes in public utilities regulation, changes in weather, and changes in interest rates. Stocks of foreign utilities companies carry additional risks including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets. An investment in the Fund could decline in value even if the market as a whole does well. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

             An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                  How has the Utilities Income Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Utilities Income Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

UTILITIES INCOME

1994      -7.24%
1995      30.26%
1996       9.57%
1997      25.07%
1998      12.58%
1999      17.41%

During the periods shown, the highest quarterly return was 12.86% (for the quarter ended December 31, 1999), and the lowest quarterly return was -6.74% (for the quarter ended March 31, 1994). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Utilities Income Fund's shares compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Standard and Poor's Utilities Index ("S&P Utilities Index") as of December 31, 1999. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P Utilities Index is a capitalization-weighted index of 41 stocks designed to measure the performance of the utilities sector of the S&P 500 Index. The Indexes do not take into account fees and expenses that an investor would incur in holding the securities in the Indexes. If they did so, the returns would be lower than those shown.

                                                                       Inception
                                    1 Year*         5 Years*          (11/15/93)

Utilities Income
  Fund                              17.41%          18.73%             13.52%
S&P 500 Index                       21.04%          28.51%             23.16%
S&P Utilities Index                 (8.89)%         13.84%              9.67%
*The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

      What are the Utilities Income Fund's objectives, principal investment strategies, and principal risks?

OBJECTIVES:  The Fund  primarily  seeks  high  current  income  and  secondarily long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in stocks (including not only common stocks, but also preferred stocks) and securities convertible into stocks of companies in the utilities industry. These are securities of companies which are primarily engaged in owning or operating facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not public broadcasting or cable television). While the Fund primarily invests in U.S. companies, it may invest in stocks of foreign utilities companies. The Fund's investments in foreign utilities companies are generally limited to stocks that are dollar-denominated and traded in the U.S.

While the Fund attempts to diversify across all utilities sectors, it may emphasize a particular sector based on that sector's yield, price to earnings ratio, economic trends, and the regulatory environment. The Fund uses a "top-down" approach to selecting investments. This means that it first decides on how much of its assets to allocate to each sector of the utilities market and then identifies potential investments for each sector through fundamental research and analysis.

In selecting securities, the Fund will consider a stock's dividend potential, its price to earnings ratio, the company's management, the company's ratio of international to domestic earnings, the company's future strategies, and external factors such as demographics and mergers and acquisitions prospects. The Fund typically sells a security when its issuer shows deteriorating fundamentals, it falls short of the manager's expectations or there is a change in economic trends. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Utilities Income Fund:

MARKET RISK: Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. While utilities stocks have long been thought of as being less volatile than other stocks, like all stocks they fluctuate in value. As the utilities industry has begun to deregulate and earnings have become less predictable, utilities stocks have begun to have price fluctuations which are more like other stocks.

INDUSTRY CONCENTRATION RISK: Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by events that are peculiar to or have a greater impact on the utilities industry. Utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in national or regional weather patterns, changes in interest rates, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. Utilities stocks therefore may decline in value even if the overall market is doing well.

SECTOR CONCENTRATION RISK: Because the Fund may concentrate its portfolio in one sector of the utilities industry, its share value could decline if one sector of the utilities industry does poorly even if the industry does well as a whole.

DEREGULATION/COMPETITION RISK: Regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and lines of business, creating competitors and new areas of competition. As a result, certain utilities companies earn more than their traditional, regulated rates of return, while others are forced to defend their core business from competition and are less profitable. Some utilities companies may not be able to recover the costs of facilities built or acquired prior to the date of deregulation. This is known as the "stranded assets" problem.

INTEREST RATE RISK: Utilities stocks tend to be more interest rate sensitive than other stocks. As interest rates increase, utilities stocks tend to decline in value.

FOREIGN ISSUERS RISK: Stock of foreign utilities companies carry additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to each of the Funds in the Life Series Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 48 mutual funds or series of funds with total net assets of over $5 billion. Except as noted below, FIMCO supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. For the fiscal year ended December 31, 1999, FIMCO received advisory fees as follows: 0.75% of average daily net assets for Blue Chip Fund; 0.60% of average daily net assets, net of waiver, for Cash Management Fund; 0.75% of average daily net assets for Discovery Fund; 0.75% of average daily net assets for Focused Equity Fund; 0.60% of average daily net assets, net of waiver, for Government Fund; 0.75% of average daily net assets for Growth Fund; 0.75% of average daily net assets for High Yield Fund; 0.75% of average daily net assets for International Securities Fund; 0.60% of average daily net assets, net of waiver, for Investment Grade Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2007 Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2010 Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2015 Fund; and 0.60% of average daily net assets, net of waiver, for Utilities Income Fund. The gross advisory fees (fees before any applicable waivers) are set forth in the Separate Account prospectus which is attached to this prospectus.

Dennis T. Fitzpatrick serves as Co-Portfolio Manager of the Blue Chip Fund. Mr. Fitzpatrick also serves as Co-Portfolio Manager to certain other First Investors Funds. Mr. Fitzpatrick has been a member of FIMCO's investment management team since 1995. During 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. From 1988 to 1995, he was Northeast Surety Manager at American International Group.

Andrew Wedeck serves as Co-Portfolio Manager of the Blue Chip Fund. Mr. Wedeck also serves as Co-Portfolio Manager to certain other First Investors Funds. From April 1999 to November 1999, Mr. Wedeck was a Research Analyst at Cramer Rosenthal McGlynn. From April 1998 to March 1999, Mr. Wedeck was a personal money management consultant for family members. From 1995 to March 1998, Mr. Wedeck was an Equity Analyst at Stechler & Company.

Clark D. Wagner serves as Portfolio Manager of Government Fund, Target Maturity 2007 Fund, Target Maturity 2010 Fund, and Target Maturity 2015 Fund, and Co-Portfolio Manager of Investment Grade Fund. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

Patricia D. Poitra, Director of Equities, serves as Co-Portfolio Manager of the Discovery Fund. Ms. Poitra also serves as Portfolio Manager of certain other First Investors Funds. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst.

David A. Hanover serves as Co-Portfolio Manager of the Discovery Fund. Mr. Hanover also serves as Co-Portfolio Manager of another First Investors Fund. From 1997 to August 1998, Mr. Hanover was a Portfolio Manager and Analyst at Heritage Investors Management Corporation. From 1994 to 1996, Mr. Hanover was Co-Portfolio Manager and Analyst at Psagot Mutual Funds and in 1993 he was an International Equity Investments Summer Associate at Howard Hughes Medical Institute.

George V. Ganter serves as Co-Portfolio Manager of the Investment Grade Fund. Mr. Ganter also serves as Co-Portfolio Manager to another First Investors Fund. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.

Nancy W. Jones serves as Portfolio Manager of the High Yield Fund. Ms. Jones also serves as Portfolio Manager of certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.

Matthew S. Wright serves as Portfolio Manager of the Utilities Income Fund. Mr. Wright also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wright joined FIMCO in February 1996 as an Equity Analyst. From May 1995 to January 1996, Mr. Wright was an Analyst at Fuji Bank. From June 1994 to April 1995, he was Market Editor of Bloomberg Magazine and from September 1991 to June 1994, he was Editor/Reporter for Bloomberg Business News.

FIMCO and Life Series Fund have retained Wellington Management Company, LLP ("WMC") as investment subadviser to the Growth Fund and the International Securities Fund. WMC has discretionary trading authority over all of the assets of the Growth Fund and the International Securities Fund, subject to continuing oversight and supervision by FIMCO and the Board of Directors. WMC is located at 75 State Street, Boston, MA 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1999, WMC held investment management authority with respect to $235.5 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 60 investment companies or series of such companies, with net assets of approximately $170 billion. The Growth Fund is managed by WMC's Growth Investment Team, a group of equity portfolio managers and senior investment professionals. The International Securities Fund is managed by Trond Skramstad, Senior Vice President of WMC and Chairman of the firm's Global Equity Strategy Group. Mr. Skramstad joined WMC in 1993.

FIMCO and the Focused Equity Fund have retained Arnhold and S. Bleichroeder, Inc. ("ASB") as the Fund's investment subadviser. ASB has discretionary trading authority over all of the Focused Equity Fund's assets, subject to continuing oversight and supervision by FIMCO and the Board of Directors. ASB is located at 1345 Avenue of the Americas, New York, NY 10105. ASB and its affiliates currently provide investment advisory services to investment companies, institutions and private clients. As of December 31, 1999, ASB and its affiliates held investment management authority with respect to approximately $7 billion of domestic and international assets. The Focused Equity Fund is managed by Colin G. Morris, Senior Vice President of ASB, who has been responsible for the management of various ASB clients since January 1993. Prior to joining ASB in 1992, Mr. Morris was a partner at Mabon Securities, with responsibility over arbitrage investments from 1988 to 1992.


                            BUYING AND SELLING SHARES

                  How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

In valuing its assets, each Fund other than Cash Management Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds. The Cash Management Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share. Because the International Securities Fund invests in securities that are primarily listed on foreign exchanges that trade on days when the Fund is not open, the NAV of the Fund's shares may change on days on which you are not able to purchase or redeem the Fund's shares.

                          How do I buy and sell shares?

Investments in each of the Funds may only be made through purchases of variable annuity contracts or variable life insurance policies offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into specified unit investment trusts, Separate Account C or Separate Account D. Variable life insurance policy premiums, less certain expenses, are paid into a unit investment trust, Separate Account B. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchases of the variable annuity contracts or variable life insurance policies.

For information about how to buy or sell the variable annuity contracts and variable life insurance policies, see the Separate Account prospectus which is attached to this prospectus. It will describe not only the process for buying and selling contracts and policies but also the fees and charges involved. This prospectus is not valid unless a Separate Account prospectus is attached hereto.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

The Separate Accounts which own the shares of the Funds' will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the appropriate Separate Account in additional shares of the Fund.

Except for Cash Management Fund, to the extent that they have net investment income, each Fund will declare and pay, on an annual basis, dividends from net investment income. To the extent that the Cash Management Fund has net investment income, the Fund will declare daily and pay monthly dividends from net investment income. Each Fund will declare and distribute any net realized capital gains, on an annual basis, usually after the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

                                What about taxes?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Accounts. There are tax consequences associated with investing in the variable annuity contracts and variable life insurance policies. These are discussed on the attached Separate Account prospectus.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.

---------------------------------------------------------------------------------------------------------------
                                                    PER SHARE DATA
                          -------------------------------------------------------------------------------------
                                                                             Less Distributions
                                      Income from Investment Operations             from
                                    -----------------------------------    ----------------------
                                             Net Realized
                                                      and
                   Net Asset                   Unrealized
                       Value           Net     Gain (Loss)    Total from           Net         Net        Total
Year Ended         Beginning    Investment             on     Investment    Investment    Realized      Distri-
December 31        of Period        Income     Investments    Operations        Income       Gains      butions
---------------------------------------------------------------------------------------------------------------

BLUE CHIP
---------
1995 . . . . . .      $13.75         $.26        $4.11          $4.37          $.19         $95     $ 1.14
1996 . . . . . .       16.98          .22         3.31           3.53           .25           .49      .74
1997 . . . . . .       19.77          .19         4.88           5.07           .22           .91     1.13
1998 . . . . . .       23.71          .17         4.05           4.22           .19          1.49     1.68
1999 . . . . . .       26.25          .12         6.38           6.50           .18           .43      .61

CASH MANAGEMENT
---------------
1995 . . . . . .       $1.00         $.054       $--             $.054         $.054        $--      $ .054
1996 . . . . . .        1.00          .049        --              .049          .049         --        .049
1997 . . . . . .        1.00          .050        --              .050          .050         --        .050
1998 . . . . . .        1.00          .049        --              .049          .049         --        .049
1999 . . . . . .        1.00          .046        --              .046          .046         --        .046

DISCOVERY
---------
1995 . . . . . .      $19.86         $.11        $4.62          $4.73          $.06         $1.26    $1.32
1996 . . . . . .       23.27          .13         2.66           2.79           .11           .89     1.00
1997 . . . . . .       25.06          .08         3.93           4.01           .14          1.16     1.30
1998 . . . . . .       27.77          .09          .79            .88           .08          1.83     1.91
1999 . . . . . .       26.74         (.06)        7.47           7.41           .09           .10      .19

FOCUSED EQUITY
--------------
11/08/99* to
12/31/99 . . . .      $10.00        $(.01)        $.26           $.25          $--          $--      $--


(a)  Annualized.
*  Commencement of operations.
** Based on average shares outstanding during the year.
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1999.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

------------------------------------------------------------------------------------------------------------------------
                                           RATIOS / SUPPLEMENTAL DATA
     -------------------------------------------------------------------------------------------------------------------


                                                                             Ratio to Average Net Assets
                                                    Ratio to Average         Before Expenses Waived or
                                                      Net Assets +                    Assumed
                                                 -----------------------     ---------------------------

    Net Asset                                                           Net                          Net
        Value         Total         Net Assets                   Investment                   Investment     Portfolio
       End of     Return ++      End of Period       Expenses    Income (%)                       Income      Turnover
       Period           (%)      (in millions)            (%)                  Expenses (%)          (%)      Rate (%)
-------------- -------------- ----------------- -------------- ------------- --------------- ------------ -------------


       $16.98      34.00                 $67         .86         1.91            N/A             N/A                26
        19.77      21.52                 100         .84         1.39            N/A             N/A                45
        23.71      26.72                 154         .81          .99            N/A             N/A                63
        26.25      18.66                 205         .82          .79            N/A             N/A                91
        32.14      25.32                 275         .81          .45            N/A             N/A                91


        $1.00       5.51                  $4         .60         5.36            1.10            4.86              N/A
         1.00       5.00                   4         .60         4.89            1.11            4.38              N/A
         1.00       5.08                   5         .70         4.97            1.06            4.61              N/A
         1.00       5.02                   7         .70         4.89             .99            4.60              N/A
         1.00       4.67                  10         .70         4.61             .91            4.40              N/A


       $23.27      25.23                 $51         .87          .63            N/A             N/A                78
        25.06      12.48                  71         .85          .63            N/A             N/A                98
        27.77      16.84                 100         .82          .34            N/A             N/A                85
        26.74       3.05                 114         .83          .36            N/A             N/A               121
        33.96      27.97                 148         .83         (.24)           N/A             N/A               109


       $10.25       2.50                  $2        1.59(a)     (1.39)(a)        N/A             N/A                12


------------------------------------------------------------------------------------------------------------------------------------
                                                                      PER SHARE DATA
                            --------------------------------------------------------------------------------------------------------

                                                  Income from Investment Operations        Less Distributions from
                                                ------------------------------------     ---------------------------


                                                             Net Realized
                                                                      and       Total from         Net
                                 Net Asset          Net        Unrealized       Investment      Invest-            Net         Total
                                     Value       Invest        Gain (Loss       Operations         ment       Realized       Distri-
                               Beginning of        ment                on                        Income          Gains       butions
Year Ended December 31              Period       Income       Investments
--------------------------- --------------- ------------ ---------------- ---------------- ------------ -------------- -------------

GOVERNMENT
1995 . . . . . . . . . .             $9.70       $.66            $.78            $1.44            $.62            $--          $.62
1996   . . . . . . . . .             10.52        .68            (.33)             .35             .68             --           .68
1997 . . . . . . . . . .             10.19        .72             .11              .83             .69             --           .69
1998 . . . . . . . . . .             10.33        .66**           .08              .74             .66             --           .66
1999 . . . . . . . . . .             10.41        .61            (.51)             .10             .59             --           .59

GROWTH
1995 . . . . . . . . . .            $16.73       $.18           $3.94            $4.12            $.09           $.29          $.38
1996 . . . . . . . . . .             20.47        .18            4.68             4.86             .18            .59           .77
1997 . . . . . . . . . .             24.56        .15            6.57             6.72             .18           1.86          2.04
1998 . . . . . . . . . .             29.24        .10            7.69             7.79             .15           1.10          1.25
1999 . . . . . . . . . .             35.78        .05            8.97             9.02             .10           1.64          1.74

HIGH YIELD
1995 . . . . . . . . . .            $10.58      $1.00            $.95            $1.95            $.96            $--          $.96
1996 . . . . . . . . . .             11.57       1.02             .35             1.37            1.01             --          1.01
1997 . . . . . . . . . .             11.93        .98             .41             1.39            1.02             --          1.02
1998 . . . . . . . . . .             12.30       1.00            (.62)             .38             .98             --           .98
1999. . . . . . . . . . .            11.70       1.09            (.56)             .53            1.02            .02          1.04



(a)  Annualized.
*  Commencement of operations.
** Based on average shares outstanding during the year.
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1999
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

------------------------------------------------------------------------------------------------------
                                     RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------


                                                                    Ratio to Average Net
                                                                       Assets Before
                                              Ratio to Average       Expenses Waived or
                                                Net Assets +              Assumed
                                            --------------------   ----------------------
                             Net Assets                     Net                     Net
    Net Asset                    End of                 Invest-                 Invest-
        Value        Total       Period                    ment                    ment     Portfolio
       End of    Return ++          (in     Expenses     Income     Expenses     Income      Turnover
       Period          (%)    millions)          (%)        (%)          (%)        (%)      Rate (%)
-------------- ------------ ------------ ------------ ---------- ------------ ---------- -------------

       $10.52     15.63             $10         .40       6.79       .93         6.26            198
        10.19      3.59               9         .60       6.75       .94         6.41            199
        10.33      8.61               9         .60       6.95       .92         6.63            134
        10.41      7.54              11         .70       6.59       .87         6.42            107
         9.92      1.05              11         .76       6.07       .91         5.92             69


       $20.47     25.12             $51         .88       1.11       N/A         N/A              64
        24.56     24.45              79         .85        .92       N/A         N/A              49
        29.24     29.28             128         .82        .64       N/A         N/A              27
        35.78     27.35             187         .82        .34       N/A         N/A              26
        43.06     26.47             262         .81        .14       N/A         N/A              38


       $11.57     19.82             $42         .87       9.86       N/A         N/A              57
        11.93     12.56              49         .85       9.43       N/A         N/A              34
        12.30     12.47              60         .83       8.88       N/A         N/A              40
        11.70      3.15              65         .83       8.93       N/A         N/A              42
        11.19      4.95              68         .82       9.83       N/A         N/A              33



---------------------------- -------------------------------------------------------------------------------------------
                                                                   PER SHARE DATA
                             -------------------------------------------------------------------------------------------

                                                                                       Less Distributions
                                          Income from Investment Operations                   from
                                          ----------------------------------         ----------------------

                                                          Net Realized
                                                                   and
                                                            Unrealized
                               Net Asset    Net            Gain (Loss)    Total from            Net
                                   Value  Investment                on    Investment     Investment        Net     Total
Year Ended                     Beginning  Income           Investments    Operations         Income   Realized   Distri-
December 31                    of Period                                                                 Gains   butions
---------------------------- ------------ ------------- --------------- ------------- -------------- ---------- ----------

INTERNATIONAL SECURITIES
1995 . . . . . . . . . . .        $13.51       $.19          $ 2.25          $ 2.44        $.12       $ .25       $ .37
1996   . . . . . . . . . .         15.58        .18            2.12            2.30         .19         .50         .69
1997 . . . . . . . . . . .         17.19        .18            1.26            1.44         .20        1.52        1.72
1998 . . . . . . . . . . .         16.91        .12            2.87            2.99         .16         .86        1.02
1999 . . . . . . . . . . .         18.88        .15            5.74            5.89         .12         .03         .15

INVESTMENT GRADE
1995 . . . . . . . . . . .        $10.31       $.67          $ 1.28          $ 1.95        $.53       $  --       $ .53
1996 . . . . . . . . . . .         11.73        .72            (.42)            .30         .67          --         .67
1997 . . . . . . . . . . .         11.36        .74             .31            1.05         .74          --         .74
1998 . . . . . . . . . . .         11.67        .68**           .33            1.01         .71          --         .71
1999 . . . . . . . . . . .         11.97        .69            (.98)           (.29)        .70         .01         .71

TARGET MATURITY 2007
4/26/95* to 12/31/95  . .         $10.00       $.26          $ 2.00          $ 2.26        $--        $  --       $  --
1996 . . . . . . . . . . .         12.26        .56            (.83)           (.27)        .23         .05         .28
1997 . . . . . . . . . . .         11.71        .59             .90            1.49         .57          --         .57
1998 . . . . . . . . . . .         12.63        .61            1.20            1.81         .61          --         .61
1999. . . . . . . . . . .          13.83        .66           (1.93)          (1.27)        .62          --         .62

TARGET MATURITY 2010
4/30/96* to 12/31/96 . . .        $10.00       $.26          $  .90          $ 1.16        $--        $  --          --
1997 . . . . . . . . . . .         11.16        .45            1.29            1.74         .20          --         .20
1998 . . . . . . . . . . .         12.70        .51            1.25            1.76         .48         .01         .49
1999 . . . . . . . . . . .         13.97        .65           (2.26)          (1.61)        .51          --         .51

TARGET MATURITY 2015
11/08/99* to 12/31/99 . .         $10.00       $.04          $ (.53)         $ (.49)       $--        $  --          --

UTILITIES INCOME
1995 . . . . . . . . . . .        $ 9.19       $.28          $ 2.46          $ 2.74        $.19       $  --       $ .19
1996 . . . . . . . . . . .         11.74        .32             .78            1.10         .27          --         .27
1997 . . . . . . . . . . .         12.57        .37            2.64            3.01         .36         .27         .63
1998 . . . . . . . . . . .         14.95        .32            1.46            1.78         .35         .55         .90
1999 . . . . . . . . . . .         15.83        .31            2.25            2.56         .33         .51         .84



(a)  Annualized.
*  Commencement of operations.
** Based on average shares outstanding during the year.
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1999.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.


--------------------------------------------------------------------------------------------------------
                                         RATIOS / SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------


                                                                     Ratio to Average Net
                                                                       Assets Before
                                             Ratio to Average        Expenses Waived or
                                               Net Assets +               Assumed
                                             ----------------        --------------------

                              Net Assets                    Net
    Net Asset                     End of                 Invest-                   Invest
        Value        Total        Period                    ment                     ment     Portfolio
       End of    Return ++           (in     Expenses     Income    Expenses       Income      Turnover
       Period          (%)     millions)          (%)        (%)         (%)          (%)      Rate (%)
-------------- ------------ ------------- ------------ ---------- ------------- ---------- -------------

       $15.58      18.70             $41        1.02       1.42         N/A         N/A              45
        17.19      15.23              58        1.12       1.25         N/A         N/A              67
        16.91       9.09              74        1.13       1.15         N/A         N/A              71
        18.88      18.18              92        1.15        .75         N/A         N/A             109
        24.62      31.46             127         .98        .76         N/A         N/A             118


       $11.73      19.69             $16         .51       6.80          .91        6.40             26
        11.36       2.84              16         .60       6.47          .88        6.19             19
        11.67       9.81              17         .60       6.54          .87        6.27             41
        11.97       9.15              22         .68       5.97          .84        5.81             60
        10.97      (2.53)             21         .68       6.12          .83        5.97             27


       $12.26      22.60             $10         .04(a)    6.25(a)       .87(a)     5.42(a)          28
        11.71      (2.16)             15         .60       6.05          .82        5.83             13
        12.63      13.38              20         .60       5.91          .82        5.69              1
        13.83      14.97              26         .67       5.18          .83        5.02              1
        11.94      (9.39)             25         .69       5.47          .84        5.32              2


       $11.16      11.60              $2         .60(a)    6.05(a)       .98(a)     5.67(a)           0
        12.70      15.86               5         .60       5.88          .87        5.61             13
        13.97      14.36               9         .67       4.90          .82        4.75              0
        11.85     (11.73)              9         .71       5.48          .86        5.33              9

        $9.51      (4.90)            $ 1        1.38(a)    4.24(a)      1.64(a)     3.98(a)           0


       $11.74      30.26             $15         .41       4.23          .91        3.73             17
        12.57       9.57              24         .60       3.48          .86        3.22             45
        14.95      25.07              34         .67       3.12          .85        2.94             64
        15.83      12.58              50         .73       2.61          .85        2.49            105
        17.55      17.41              70         .65       2.12          .80        1.97             53


 [First Investors Logo]

LIFE SERIES FUND
         BLUE CHIP
         CASH MANAGEMENT
         DISCOVERY
         FOCUSED EQUITY
         GOVERNMENT
         GROWTH
         HIGH YIELD
         INTERNATIONAL SECURITIES
         INVESTMENT GRADE
         TARGET MATURITY 2007
         TARGET MATURITY 2010
         TARGET MATURITY 2015
         UTILITIES INCOME

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198 Telephone: 1-800-423-4026

You can review and copy Fund documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

                                       (Investment  Company Act File No.:  First
                                       Investors Life Series Fund 811-4325)

                             [FIRST INVESTORS LOGO]

                                 95 Wall Street
                            New York, New York 10005
                                 (212) 858-8200